Exhibit 10.C
                            AMENDED AND RESTATED
                              CREDIT AGREEMENT

         THIS AMENDED AND RESTATED CREDIT AGREEMENT ("Agreement") is made as of May ___, 1996, by and among BANK OF AMERICA NW, N.A., successor by name change to Seattle-First National Bank, a national banking association ("Seafirst"), UNITED STATES NATIONAL BANK OF OREGON, a national banking association ("U.S. Bank"), THE HONGKONG AND SHANGHAI BANKING CORPORATION, LIMITED, an extra national banking institution ("Hong Kong Bank") (each individually a "Lender" and collectively the "Lenders"), SEAFIRST, as agent for the Lenders (the "Agent") and UNITED GROCERS, INC., an Oregon corporation (the "Borrower").

                                  RECITALS

         A. Borrower is primarily in the business of selling food products and other miscellaneous items to its shareholder members who operate retail grocery stores. Borrower requires various credit facilities for its day to day business affairs and operations.

         B. As of May 31, 1995, Seafirst, U.S. Bank, Borrower and Agent executed an Amended and Restated Credit Agreement (the "Restated Credit Agreement"). Pursuant to the terms of the Restated Credit Agreement, Seafirst and U.S. Bank agreed to make certain revolving credit facilities available to Borrower.

         C. As of November 30, 1995, Seafirst and U.S. Bank agreed to assign a portion of their respective interests in and to all Operating Loans and Revolving Loans together with a corresponding assignment of related interests in the Restated Credit Agreement and related loan documents to Hong Kong Bank all pursuant to that certain Loan Purchase Agreement executed as of November 30, 1995 by and among Lenders. In connection therewith the parties hereto executed Amendment Number One to the Amended and Restated Credit Agreement as of November 30, 1995. As of April 30 1996, the parties hereto executed Amendment Number Two to the Amended and Restated Credit Agreement. The Restated Credit Agreement as amended by such Amendment Number One and Amendment Number Two is referred to herein as the "Prior Credit Agreement."

         D. The parties hereto now desire to amend and restate the Prior Credit Agreement to extend the applicable Maturity Dates by one additional year and to make certain other changes all as set forth below.

         NOW THEREFORE, the parties hereto hereby agree to amend and restate the Prior Credit Agreement as follows:

                                 AGREEMENT

Article 1
                                DEFINITIONS

Section 1.1       Certain Defined Terms.

         As used in this Agreement, the following terms have the following meanings:

         "Acceptance Advances" means, as of any date of determination, the sum of (a) the aggregate face amount of all outstanding unmatured Drafts plus (b) the aggregate face amount of all matured Drafts for which the Borrower has not yet paid.

         "Acceptance Request" has the meaning given in Section 3.2(a).

         "Agent" means Seafirst and any successor agent selected pursuant to Section 10.6 hereof.

         "Borrower" means United Grocers, Inc., an Oregon corporation, and any Successor or permitted assign.

         "Business Day" means any day other than Saturday, Sunday or another day on which banks are authorized or obligated to close in Seattle, Washington, except in the context of the selection of a LIBOR Loan or the calculation of the LIBOR Rate for any Applicable Interest Period, in which event "Business Day" means any day other than Saturday or Sunday on which dealings in foreign currencies and exchange between banks may be carried on in London, England and Seattle, Washington.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Consolidated Tangible Net Worth" has the meaning given in Section
7.15.

         "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code.

         "Default" means any event which but for the passage of time, the giving of notice, or both would be an Event of Default.

         "Draft" has the meaning given in Section 3.2(d).

         "Eligible Draft" means a draft that is eligible for discount under the Federal Reserve Act (12 U.S.C. ss. 372), and is eligible for purchase under the rules and regulations established from time to time by the Federal Reserve Bank of New York.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "Event of Default" has the meaning given in Section 9.1.

         "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on transactions received by the Agent from three federal funds brokers of recognized standing selected by the Agent.

         "Funded Debt" has the meaning given in Section 7.11.

         "GIC" has the meaning given in Section 7.19.

         "Government Approval" means an approval, permit, license, franchise, right, privilege, authorization, certificate, or consent of any Governmental Authority.

         "Governmental Authority" means the government of the United States or any State or any foreign country or any political subdivision of any thereof or any branch, department, agency, instrumentality, court, tribunal or regulatory authority which constitutes a part or exercises any sovereign power of any of the foregoing.

         "Incipient Payment Default" means any event which but for the passage of time, the giving of notice or both would be an Event of Default described in subsection 9.1(a) hereof.

         "Indebtedness" means for any person (a) all items of indebtedness or liability (except capital, surplus, deferred credits and reserves, as such) which would be included in determining total liabilities as shown on the liability side of a balance sheet as of the date as of which indebtedness is determined, (b) indebtedness secured by any Lien, whether or not such indebtedness shall have been assumed, (c) any other indebtedness or liability for borrowed money or for the deferred purchase price of property or services for which such person is directly or contingently liable as obligor, guarantor, or otherwise, or in respect of which such person otherwise assures a creditor against loss, and (d) any other obligations of such person under leases which shall have been or should be recorded as capital leases.

         "Lenders" means Seafirst, U.S. Bank and Hong Kong Bank and any Successors thereto or permitted assigns thereof.

         "Letter of Credit" means a stand-by letter of credit issued by Seafirst or a Seafirst Affiliate pursuant to Section 4.2 hereof for the account of Borrower.

         "Letter of Credit Commitment" has the meaning given in Section 4.2(b).

         "Letter of Credit Usage" means as of any date of determination, the sum of (i) the aggregate face amount of all outstanding unmatured Letters of Credit, plus (ii) the aggregate amount of all payments made by Seafirst and any Seafirst Affiliates under Letters of Credit and not yet reimbursed by Borrower pursuant to Section 4.4.

         "Lien" means, for any person, any security interest, pledge, mortgage, charge, assignment, hypothecation, encumbrance, attachment, garnishment, execution or other voluntary or involuntary lien upon or affecting the revenues of such person or any real or personal property in which such person has or hereafter acquires any interest, except (a) liens for Taxes which are not delinquent or which remain payable without penalty or the validity or amount of which is being contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof;
(b) liens imposed by law (such as mechanics' liens) incurred in good faith in the ordinary course of business which are not delinquent or which remain payable without penalty or the validity or amount of which is being contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof with, in the case of liens on property of the Borrower, provision having been made to the satisfaction of the Agent for the payment thereof in the event the contest is determined adversely to the Borrower; and (c) deposits or pledges under worker's compensation, unemployment insurance, social security or other similar laws or made to secure the performance of bids, tenders, contracts (except for repayment of borrowed money), or leases, or to secure statutory obligations or surety or appeal bonds or to secure indemnity, performance or other similar bonds given in the ordinary course of business.

         "Loans" shall mean the Revolving Loans, the Operating Loans, the Short-term Acquisition Loans, the Long-term Acquisition Loans and the Overnight Loans.

         "Loan Documents" means this Agreement, the Notes, the Drafts, the Letters of Credit, the Reimbursement Agreements, and all other certificates, instruments and other documents executed by or on behalf of the Borrower in connection with this Agreement or the transactions contemplated hereby.

         "Long-term Acquisition Commitment" has the meaning given in Section 2.1
(c).

         "Long-term Acquisition Line Maturity Date" means July 31, 1997.

         "Long-term Acquisition Loan" has the meaning given in Section 2.1(c).

         "Long-term Acquisition Note" has the meaning given in Section 2.7(c).

         "Long-term Maturity Date" means April 30, 1998.

         "Majority Lenders" means at any time Lenders having at least sixty-six 2/3% of the Total Commitment.

         "Maturity Date" means the Long-term Maturity Date, the Long-term Acquisition Line Maturity Date, the Short-term Maturity Date, or the Short-term Acquisition Line Maturity Date, as applicable.

         "Members' Equity" has the meaning given in Section 7.11.

         "Notes" has the meaning given in Section 2.7.

         "Notice of Borrowing" means a written or oral request for a Loan (other than an Overnight Loan) from the Borrower delivered to the Agent in the manner, at the time, and containing the information required by the terms of Section 2.2(a) or a written or oral request for an Overnight Loan from the Borrower delivered to U.S. Bank in the manner, at the time, and containing the information required by the terms of Section 2.2(b).

         "Operating Commitment" has the meaning given in Section 2.1(b).

         "Operating Loan" has the meaning given in Section 2.1(b).

         "Operating Note" has the meaning given in Section 2.7(b).

         "Overnight Commitment" has the meaning given in Section 2.1(e).

         "Overnight Loan" has the meaning given in Section 2.1(e).

         "Overnight Note" has the meaning given in Section 2.7(e).

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Pension Plan" means an "employee pension benefit plan" (as such term is defined in ERISA) from time to time maintained by the Borrower or a member of the Controlled Group.

         "Plan" shall mean, at any time, an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (a) maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group or (b) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which the Borrower or any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five (5) plan years made contributions.

         "Prime Rate" means, on any day, the Agent's publicly announced prime rate of interest at its principal office (which prime rate is a reference rate and not necessarily the lowest rate of interest charged by the Agent to its prime customers), changing as such prime rate changes.

         "Prior Credit Agreement" shall have the meaning given in the Recitals.

         "Private Placement Agreement" means any agreement currently existing or hereafter entered into by Borrower for the private placement of debt securities issued by Borrower.

         "Reimbursement Agreements" has the meaning given in Section 4.2(c).

         "Revolving Commitment" has the meaning given in Section 2.1(a).

         "Revolving Loan" means a Loan made pursuant to Section 2.1(a).

         "Revolving Note" has the meaning given in Section 2.7(a).

         "Seafirst Affiliate" means any person that directly or indirectly controls or is controlled by or under common control with Seafirst.

         "Short-term Acquisition Commitment" has the meaning given in Section 2. 1(d).

         "Short-term Acquisition Line Maturity Date" means July 31, 1996.

         "Short-term Acquisition Loan" has the meaning given in Section 2.1(d).

         "Short-term Acquisition Note" has the meaning given in Section 2.7(d).

         "Short-term Maturity Date" means April 30, 1997.

         "Subordinated Debt" has the meaning given in Section 7.11.

         "Successor" means, for any corporation or banking association, any successor by merger or consolidation, or by acquisition of substantially all of the assets of the predecessor.

         "Tax" means, for any person, any tax, assessment, duty, levy, impost or other charge imposed by any Governmental Authority on such person or on any property, revenue, income, or franchise of such person and any interest or penalty with respect to any of the foregoing.

         "Total Commitment" means the total of U.S. Bank's Overnight Commitment, Seafirst's Letter of Credit Commitment, Seafirst's and U.S. Bank's Short-term Acquisition Commitment and Long-term Acquisition Commitment and each Lender's Revolving Commitment and Operating Commitment.

         "Unfunded Vested Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (a) the present value of all vested nonforfeitable benefits under such Plan exceeds (b) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent evaluation date for such Plan, but only to the extent that such excess represents a potential liability of the Borrower or any member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

Section 1.2       Interest Rate Definitions.

         Certain definitions related to the provisions governing the calculation and payment of interest are set forth in Section 2.5(a).

Section 1.3       General Principles Applicable to Definitions.

         Definitions given in Sections 1.1 and 2.5(a) shall be equally applicable to both singular and plural forms of the terms therein defined and references herein to "he" or "it" shall be applicable to persons whether masculine, feminine or neuter. References herein to any document including, but without limitation, this Agreement, shall be deemed a reference to such document as it now exists, and as, from time to time hereafter, the same may be amended. Reference herein to a "person" or "persons" shall be deemed to be a reference to an individual, corporation, partnership, trust, unincorporated association, joint venture, joint-stock company, government (including political subdivisions), Governmental Authority or agency or any other entity. In the computation of periods of time from a date to a later date, "from" means "from and including" and "to" and "until" each means "to but excluding."

Section 1.4       Accounting Terms.

         Except as otherwise provided herein, accounting terms not specifically defined shall be construed, and all accounting procedures shall be performed, in accordance with generally accepted United States accounting principles consistently applied.

Article 2
                                 THE LOANS

Section 2.1       Loans.

(a)      Revolving Line of Credit.

                  Subject to the terms and conditions of this Agreement, each Lender hereby severally agrees to make loans ("Revolving Loans") to the Borrower from time to time on Business Days during the period beginning on the date hereof and ending on the Long-term Maturity Date in amounts equal to such Lender's pro rata share (as set forth below) of each requested loan provided that, after giving effect to any requested loan the aggregate of all Revolving Loans from such Lender will not exceed at any one time outstanding the sum set forth opposite its name below (such Lender's "Revolving Commitment").

                Lender                                Commitment                           Pro Rata Share
Seafirst                                              $18,750,000                             44.1176%
U.S. Bank                                             $18,750,000                             44.1176%
Hong Kong Bank                                        $ 5,000,000                             11.7648%
Total Revolving Commitment                            $42,500,000                              100.00%

The Revolving Loans described in this Section 2.1(a) constitute a revolving credit and within the amount and time specified, the Borrower may pay, prepay and reborrow.

(b)      Operating Line of Credit.

                  Subject to the terms and conditions of this Agreement, each Lender hereby severally agrees to make loans ("Operating Loans") to the Borrower from time to time on Business Days during the period beginning on the date hereof and ending on the Short-term Maturity Date in amounts equal to such Lender's pro rata share (as set forth below) of each requested loan provided that, after giving effect to any requested loan the aggregate of all Operating Loans from such Lender will not exceed at any one time outstanding an amount equal to (a) the sum set forth opposite such Lender's name below (such Lender's "Operating Commitment"); less (b) the Acceptance Advances in respect of Drafts accepted and discounted by such Lender in accordance with the terms of Article 3 hereof.

                Lender                                Commitment                           Pro Rata Share
                ------                                ----------                           --------------
Seafirst                                              $18,750,000                             44.1176%
U.S. Bank                                             $18,750,000                             44.1176%
Hong Kong Bank                                        $ 5,000,000                             11.7648%
Total Revolving Commitment                            $42,500,000                              100.00%

         The Operating Loans described in this Section 2.1(b) constitute a revolving credit and within the amount and time specified, the Borrower may pay, prepay and reborrow.

(c)      Long-term Acquisition Line of Credit.

                  Subject to the terms and conditions of this Agreement, each of Seafirst and U.S. Bank hereby severally agrees to make loans ("Long-term Acquisition Loans") to the Borrower from time to time on Business Days during the period beginning on the date hereof and ending on the Long-term Acquisition Line Maturity Date in amounts equal to such Lender's pro rata share (as set forth below) of each requested loan provided that, after giving effect to any requested loan the aggregate of all Long-term Acquisition Loans from such Lender will not exceed at any one time outstanding the sum set forth opposite its name below (such Lender's "Long-term Acquisition Commitment").

                Lender                                Commitment                           Pro Rata Share
Seafirst                                              $4,000,000                               44.44%
U.S. Bank                                             $5,000,000                               55.56%
Total Long-Term                                       $9,000,000                               100.00%

  Acquisition Commitment
The Long-term Acquisition Loans described in this Section 2.1(c) constitute a revolving credit and within the amount and time specified, the Borrower may pay, prepay and reborrow.

(d)      Short-term Acquisition Line of Credit.

                  Subject to the terms and conditions of this Agreement, each of Seafirst and U.S. Bank hereby severally agrees to make loans ("Short-term Acquisition Loans") to the Borrower from time to time on Business Days during the period beginning on the date hereof and ending on the Short-term Acquisition Line Maturity Date in amounts equal to such Lender's pro rata share (as set forth below) of each requested loan provided that, after giving effect to any requested loan the aggregate of all Short-term Acquisition Loans from such Lender will not exceed at any one time outstanding the sum set forth opposite its name below (such Lender's "Short-term Acquisition Commitment").

                Lender                                Commitment                           Pro Rata Share
Seafirst                                              $ 5,000,000                              50.00%
U.S. Bank                                             $ 5,000,000                              50.00%
Total Short-Term                                      $10,000,000                              100.00%

  Acquisition Commitment
The Short-term Acquisition Loans described in this Section 2.1(d) constitute a revolving credit and within the amount and time specified, the Borrower may pay, prepay and reborrow.

(e)      Overnight Line of Credit.

                  Subject to the terms and conditions of this Agreement, U.S. Bank hereby agrees to make loans ("Overnight Loans") to the Borrower from time to time on Business Days during the period beginning on the date hereof and ending on the Short-term Maturity Date provided that, after giving effect to any requested loan the aggregate of all Overnight Loans will not exceed at any one time outstanding the sum of Ten Million Dollars ($10,000,000) (U.S. Bank's "Overnight Commitment"). The Overnight Loans described in this Section 2.1(e) constitute a revolving credit and within the amount and time specified, the Borrower may pay, prepay and reborrow.

(f)      Relationship to Prior Credit Agreement.

                  The Revolving Loans, the Operating Loans, the Long-Term Acquisition Loans, the Short-Term Acquisition Loans and the Overnight Loans outstanding under the Prior Credit Agreement as of the effective date of this Agreement, shall be deemed to have been advanced under Sections 2.1(a), (b), (c), (d) and (e) hereof, respectively.

Section 2.2       Manner of Borrowing.

(a) For each requested Loan other than an Overnight Loan, the Borrower shall give the Agent a Notice of Borrowing specifying the date of a requested borrowing and the amount thereof. The Borrower may give a written or oral Notice of Borrowing on the same day it wishes a Loan to be made if said Notice of Borrowing is received by the Agent no later than 10:00 a.m. (Seattle time) on the date of the requested borrowing, provided that if the Borrower shall simultaneously elect to have interest accrue on a Loan at a rate other than the Prime Rate by giving an Interest Rate Notice (as defined in Section 2.5(c)(1)) in respect of such borrowing, the Notice of Borrowing shall be given prior to 10:00 a.m. (Seattle time) on a Business Day at least three (3) Business Days prior to the requested date of borrowing. Requests for borrowing, or confirmations thereof, received after the designated hour will be deemed received on the next succeeding Business Day. Each such Notice of Borrowing shall be irrevocable and shall be deemed to constitute a representation and warranty by the Borrower that as of the date of such notice the statements set forth in Article 6 hereof are true and correct and that no Default or Event of Default has occurred and is continuing. On receipt of a Notice of Borrowing, the Agent shall promptly notify each Lender by telephone, telex or facsimile of the date of the requested borrowing and the amount thereof. Each Lender shall before 12:00 noon (Seattle time) on the date of the requested borrowing, pay such Lender's pro rata share of the aggregate principal amount of the requested borrowing in immediately available funds to the Agent at its Commercial Loan Processing Center, Seattle, Washington. Upon fulfillment to the Agent's satisfaction of the applicable conditions set forth in Article 5, and after receipt by the Agent of such funds, the Agent will promptly make such funds available to the Borrower at Borrower's general checking account maintained at the Main Branch of U.S. Bank in Portland, Oregon or at such other place as may be designated by Borrower in a writing delivered to Agent.

(b) For each requested Overnight Loan, the Borrower shall give U.S. Bank a Notice of Borrowing specifying the date of the requested borrowing and the amount thereof. The Borrower may give a written or oral Notice of Borrowing on the same day it wishes an Overnight Loan to be made if said Notice of Borrowing is received by U.S. Bank not later than 10:00 a.m. (Portland time) on the date of the requested borrowing provided, that, any Notice of Borrowing given orally shall be confirmed by the Borrower in a writing delivered to U.S. Bank not later than 1:00 p.m. (Portland time) on the date such oral notice is given. Requests for borrowing or confirmations thereof received after the designated hour will be deemed received on the next succeeding Business Day. Each such Notice of Borrowing shall be irrevocable and shall be deemed to constitute a representation and warranty by the Borrower that as of the date of such notice the statements set forth in
Article 6 hereof are true and correct and that no Default or Event of Default has occurred and is continuing. Upon fulfillment to U.S. Bank's satisfaction of the applicable conditions set forth in Article 5, U.S. Bank will promptly make such funds available to the Borrower at Borrower's general checking account maintained at the Main Branch of U.S. Bank in Portland, Oregon or at such other place as may designated by Borrower in a writing delivered to U.S. Bank. Promptly upon request, U.S. Bank shall provide Agent with information regarding Overnight Loans made to Borrower, including without limitation information regarding the date, amount, interest rate, and payments made by Borrower in respect of any such Loans.

Section 2.3       Agent's Right to Fund.

         Unless the Agent shall have received notice from a Lender prior to 12:00 noon (Seattle time) on the date of any requested borrowing that such Lender will not make available to the Agent its pro rata share of the requested borrowing, the Agent may assume that such Lender has made such funds available to the Agent on the date such Loan is to be made in accordance with Section 2.2(a) hereof and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such portion available to the Agent, such Lender and the Borrower, jointly and severally, agree to pay to the Agent forthwith on demand such corresponding amount, together with interest thereon for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (a) in the case of the Borrower, the Prime Rate and (b) in the case of such Lender, the Federal Funds Rate. Any such repayment by the Borrower shall be without prejudice to any rights it may have against the Lender that has failed to make available its funds for any requested borrowing.

Section 2.4       Repayment of Principal.

(a) The Borrower shall repay to the Lenders the principal amount of each Revolving Loan on the Long-term Maturity Date, the principal amount of each Long-term Acquisition Loan on the Long-term Acquisition Line Maturity Date, the principal amount of each Operating Loan on the Short-term Maturity Date, the principal amount of each Short-term Acquisition Loan on the Short-term Acquisition Line Maturity Date, and the principal amount of each Overnight Loan on demand made by U.S. Bank; provided, however, if U.S. Bank makes no such demand, then on the Short-term Maturity Date.

(b) Borrower agrees to pay to Agent for the account of Seafirst and U.S. Bank immediately upon the receipt thereof, as a mandatory prepayment, an amount equal to the net proceeds received by Borrower from the sale of any trade receivables (other than sales made in the ordinary course of Borrower's business). Any such payment shall be applied by Agent as provided in Section 2.9(a)(iii) and upon Borrower's making of any such payment, (A) the aggregate Long-term Acquisition Commitments for both Lenders shall be immediately, permanently and irrevocably reduced by an amount equal to one-half of such payment and (B) the aggregate Short-term Acquisition Commitments for both Lenders shall be immediately, permanently and irrevocably reduced by an amount equal to one-half of such payment.

Section 2.5       Interest on Loans.

(a)      Interest Definitions.

                  As used in this Section 2.5 and elsewhere in the Agreement the following terms have the following meanings:

                  "Applicable Interest Period" means, with respect to any Loan accruing interest at a LIBOR Rate, the period commencing on the first date the Borrower elects to have such LIBOR Rate apply to such Loan pursuant to Section 2.5(c) and ending one, two, three or six months thereafter as specified in the Interest Rate Notice given in respect of such Loan; provided, however, that Borrower may not select a six-month interest period for an Operating Loan and provided further, that no Applicable Interest Period may be selected for any LIBOR Loan if it extends beyond such Loan's Maturity Date.

                  "Applicable Interest Rate" means (i) for each Loan other than an Overnight Loan, the Prime Rate or the LIBOR Rate, as designated by the Borrower in an Interest Rate Notice given with respect to such Loan (or portion thereof) or otherwise determined pursuant to Section 2.5(c); and
(ii) for each Overnight Loan, the U.S. Bank Prime Rate or the Interim Rate, as designated by the Borrower in an Interest Rate Notice given with respect to such Loan or otherwise determined pursuant to Section 2.5(d).

                  "Interest Rate Notice" has the meaning given in Section 2.5(c) and (d).

                  "Interim Rate" means, a per annum rate of interest equal to the sum of (a) the per annum rate of interest established from time to time by U.S. Bank as its "overnight money market rate" for loans of comparable amounts; and (b) seventy-five (75) basis points (three-fourths of one percent) changing as such "overnight money market rate" changes from time to time.

                  "LIBOR Loan" means any Loan or portion thereof bearing interest at the LIBOR Rate.

                  "LIBOR Rate" means, with respect to any LIBOR Loan for any Applicable Interest Period, an interest rate per annum equal to the sum of (a) seventy-five (75) basis points (three-fourths of one percent) and
(b) the product of (i) the Euro-dollar Rate in effect for such Applicable Interest Period and (ii) the Euro-dollar Reserves in effect on the first day of such Applicable Interest Period.

         As used herein the "Euro-dollar Rate" will be determined by reference to that rate (rounded upward, if necessary, to the next one-hundredth of one percent (.01%)) which appears on the Reuters Screen LIBO Page as of 11:00 a.m. (London time) on the day that is two (2) Business Days prior to the first date of the proposed Applicable Interest Period. If more than one such rate appears on the Reuters Screen LIBO Page, the rate will be the arithmetic mean of such rates. If there are no applicable quotes on such Reuters Screen LIBO Page, the Euro-dollar Rate will be determined by reference to that rate (rounded upward, if necessary, to the next one-hundredth of one percent (.01%)) appearing on the display designated as "Page 3750" on the Telerate Service (or on such other page on that service or such other service designated by the British Banker's Association for the display of that Association's Interest Settlement Rates for U.S. Dollar deposits) as of 11:00 a.m. (London time) on the day that is two (2) Business Days prior to the first date of the proposed Applicable Interest Period. If there are no applicable quotes on the Reuters Screen LIBO Page or available through Telerate Service, then the LIBOR Rate shall be deemed unavailable as provided in Section 2.5(f) hereof.

         As used herein, the term "Euro-dollar Reserves" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including, without limitation, any special, supplemental, marginal or emergency reserves) expressed as a decimal established by the Board of Governors of the Federal Reserve System or any other banking authority to which the Agent is subject for Eurocurrency Liability (as defined in Regulation D of such Board of Governors). It is agreed that for purposes hereof, each LIBOR Loan shall be deemed to constitute a Eurocurrency Liability and to be subject to the reserve requirements of Regulation D, without benefit of credit or proration, exemptions or offsets which might otherwise be available to any Lender from time to time under such Regulation D. Euro-dollar Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage and shall apply to Applicable Interest Periods commencing after the effective date of such change.

                  "U.S. Bank Prime Rate" means, on any day, U.S. Bank's publicly announced prime rate of interest at its principal office (which prime rate is a reference rate and not necessarily the lowest rate of interest charged by U.S. Bank to its prime customers), changing as such prime rate changes.

(b)      General Provisions.

                  The Borrower agrees to pay interest to Lenders on the unpaid principal amount of each Loan from the date of such Loan until such Loan shall be due and payable at a per annum rate equal to the Applicable Interest Rate, and, if default shall occur in the payment when due of any such Loan (or portion thereof), from the maturity of that Loan until it is paid in full at a per annum rate equal to two percentage points (2%) above the Prime Rate (changing as the Prime Rate changes) provided, however, that if default shall occur in the payment when due of any Overnight Loan (or portion thereof), Borrower agrees to pay to U.S. Bank interest on the unpaid principal amount of such Loan from the maturity thereof until it is paid in full at a per annum rate equal to two percentage points (2%) above the U.S. Bank Prime Rate (changing as the U.S. Bank Prime Rate changes). Accrued but unpaid interest on each LIBOR Loan shall be paid on the last day of each Applicable Interest Period, on the applicable Maturity Date and, additionally, in the case of a LIBOR Loan for which the Applicable Interest Period is six months, on the day that is three months after the commencement of such Applicable Interest Period. Accrued but unpaid interest on each Loan accruing interest at the Prime Rate, the U.S. Bank Prime Rate or the Interim Rate shall be paid on the last Business Day of each calendar month commencing May 31, 1996 and on the applicable Maturity Date. Unpaid interest accruing on amounts in default shall be payable on demand.

(c)      Selection of Alternative Rates for Loans.

(1) The Borrower may, subject to the requirements of this Section 2.5(c), on at least three (3) Business Days' prior oral or written notice elect to have interest accrue on any Loan (other than an Overnight Loan) or any portion thereof at a LIBOR Rate for an Applicable Interest Period. Such notice (herein, an "Interest Rate Notice") shall be deemed delivered when communicated to the Agent (in the case of an oral notice) or when received by the Agent (in the case of a written notice) except that an Interest Rate Notice communicated to or received by the Agent after 10:00 a.m. (Seattle time) on any Business Day, shall be deemed to have been delivered or received on the immediately succeeding Business Day. Such Interest Rate Notice shall identify, subject to the conditions of this Section 2.5(c), the Loan or portions thereof and the Applicable Interest Period which the Borrower selects. Any such Interest Rate Notice shall be irrevocable and shall constitute a representation and warranty by the Borrower that as of the date of such Interest Rate Notice, the statements set forth in Article 6 are true and correct and that no Event of Default or Default has occurred and is continuing. If the Interest Rate Notice is given orally, the Borrower agrees to promptly confirm such notice in a writing delivered to the Agent.

(2) The Borrower's right to select a LIBOR Rate to apply to a Loan (other than an Overnight Loan) or any portion thereof shall be subject to the following conditions: (i) the aggregate of all Loans or portions thereof to accrue interest at a particular LIBOR Rate for the same Applicable Interest Period shall be an integral multiple of One Hundred Thousand Dollars ($100,000) and not less than One Million Dollars ($1,000,000); (ii) a LIBOR Rate may not be selected for any Loan or portion thereof which is already accruing interest at a LIBOR Rate unless such selection is only to become effective at the maturity of the Applicable Interest Period then in effect;
(iii) the LIBOR Rate shall not be unavailable pursuant to Section 2.5(f);
(iv) no Default or Event of Default shall have occurred and be continuing; and (v) if the Borrower elects to have some portion (but less than all) of the Loans accrue interest at the LIBOR Rate, the Borrower shall select a portion of each Lender's outstanding Loans of the same type (e.g. Revolving Loans, Operating Loans) to accrue interest at such rate in proportion to their respective pro rata shares.

(3) In the absence of an effective request for the application of a LIBOR Rate, the Loans (other than the Overnight Loans) or remaining portions thereof shall accrue interest at the Prime Rate. Any Interest Rate Notice which specifies a LIBOR Rate but fails to identify an Applicable Interest Period shall be deemed to be a request for the LIBOR Rate for an Applicable Interest Period of one (1) month. The Interest Rate Notice may be given with and contained in any Notice of Borrowing provided that the requisite number of days for prior notice for both the borrowing and the selection of a LIBOR Rate shall be satisfied.

(4) If the Borrower delivers an Interest Rate Notice with any Notice of Borrowing for a Loan and the Borrower thereafter declines to take such Loan or a condition precedent to the making of such Loan is not satisfied or waived, the Borrower shall indemnify the Agent and each Lender for all losses and any costs which the Agent or any Lender may sustain as a consequence thereof including, without limitation, the costs of re-employment of funds at rates lower than the cost to the Lenders of such funds. A certificate from the Agent or any Lender setting forth the amount due to it pursuant to this subparagraph (c) and the basis for, and the calculation of, such amount shall be conclusive evidence of the amount due to it hereunder. Payment of the amount owed shall be due within fifteen
(15) days after the Borrower's receipt of such certificate.

(d)      Selection of Applicable Interest Rate for Overnight Loans.

(1) The Borrower may, subject to the requirements of this Section 2.5(d), on at least three (3) Business Days' prior oral or written notice elect to have interest accrue on an Overnight Loan at the Interim Rate. Such Interest Rate Notice shall be deemed delivered when communicated to U.S. Bank (in the case of oral notice) or when received by U.S. Bank (in the case of written notice) except that an Interest Rate Notice communicated to or received by U.S. Bank after 10:00 a.m. (Portland time) on any Business Day, shall be deemed to have been delivered or received on the immediately succeeding Business Day. Such Interest Rate Notice shall identify, subject to the conditions of this Section 2.5(d), the Loan which the Borrower selects. Any such Interest Rate Notice shall be irrevocable and shall constitute a representation and warranty by the Borrower that as of the date of such Interest Rate Notice, the statements set forth in Article 6 are true and correct and that no Event of Default or Default has occurred and is continuing. If the Interest Rate Notice is given orally, the Borrower agrees to promptly confirm such notice in a writing delivered to U.S. Bank.

(2) The Borrower's right to select an Interim Rate to apply to an Overnight Loan or any portion thereof shall be subject to the following conditions:
(i) the aggregate of all Overnight Loans or portions thereof to accrue interest at a particular Interim Rate shall be an integral multiple of One Hundred Thousand Dollars ($100,000) and not less than One Million Dollars ($1,000,000); and (ii) no Default or Event of Default shall have occurred and be continuing.

(3) In the absence of an effective request for the application of an Interim Rate, the Overnight Loans or remaining portions thereof shall accrue interest at the U.S. Bank Prime Rate.

(4) If the Borrower delivers an Interest Rate Notice with any Notice of Borrowing for an Overnight Loan and the Borrower thereafter declines to take such Loan or a condition precedent to the making of such Loan is not satisfied or waived, the Borrower shall indemnify U.S. Bank for all losses and any costs which U.S. Bank may sustain as a consequence thereof including, without limitation, the costs of reemployment of funds at rates lower than the cost to U.S. Bank of such funds. A certificate from U.S. Bank setting forth the amount due to it pursuant to this subparagraph (d) and the basis for, and the calculation of, such amount shall be conclusive evidence of the amount due to it hereunder. Payment of the amount owed shall be due within fifteen (15) days after the Borrower's receipt of such certificate.

(e)      Applicable Days For Computation of Interest.

                  Computations of interest shall be made on the basis of a year of three hundred sixty (360) days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

(f)      Unavailable Fixed Rate.

                  If any Lender determines that for any reason, fair and adequate means do not exist for establishing a particular LIBOR Rate or that a LIBOR Rate will not adequately and fairly reflect the cost to it of making or maintaining the principal amount of a particular LIBOR Loan or that accruing interest on any LIBOR Loan has become unlawful or is contrary to any internal policies (of general application), such Lender may give notice of that fact to the Agent and the Borrower and such determination shall be conclusive and binding absent manifest error. After such notice has been given and until the Lender notifies the Agent and the Borrower that the circumstances giving rise to such notice no longer exist, the interest rate or rates so identified in such notice shall no longer be available. Any subsequent request by the Borrower to have interest accrue at such a LIBOR Rate shall be deemed to be a request for interest to accrue at the Prime Rate. If the circumstances giving rise to the notice described herein no longer exist, the Lender who had previously given notice of the unavailability of rate(s) shall notify the Agent and the Borrower in writing of that fact, and the Borrower shall then once again become entitled to request that such LIBOR Rates apply to the Loans in accordance with Section 2.5(c) hereof.

(g)      Compensation for Increased Costs.

                  In the event that after the date hereof any change occurs in any applicable law, regulation, treaty or directive or interpretation thereof by any authority charged with the administration or interpretation thereof, or any condition is imposed by any authority after the date hereof or any change occurs in any condition imposed by any authority on or prior to the date hereof which:

(1) subjects any Lender to any Tax, (other than any Tax measured by such Lender's net income) or changes the basis of taxation of any payments to any Lender on account of principal of or interest on any LIBOR Loan, the Note (to the extent the Note evidences a LIBOR Loan) or fees in respect of such Lender's obligation to make LIBOR Loans or other amounts payable with respect to its LIBOR Loans; or

(2) imposes, modifies or determines applicable any reserve, deposit or similar requirements against any assets held by, deposits with or for the account of, or loans or commitments by, any office of any Lender in connection with its LIBOR Loans to the extent the amount of which is in excess of, or was not applicable at the time of computation of, the amounts provided for in the definition of such LIBOR Rate; or

(3) affects the amount of capital required or expected to be maintained by banks generally or corporations controlling banks and any Lender determines that the amount by which it or any corporation controlling it is required or expected to maintain or increase its capital is increased by, or based upon, the existence of this Agreement or of any Lender's Loans or Commitment hereunder;

(4) imposes upon any Lender any other condition with respect to its LIBOR Loans or its obligation to make LIBOR Loans;

which, as a result thereof, (A) increases the cost to any Lender of making or maintaining its Loans or any of its Commitments hereunder, or (B) reduces the net amount of any payment received by any Lender in respect of its LIBOR Loans (whether of principal, interest, commitment fees or otherwise), or (C) requires any Lender to make any payment on or calculated by reference to the gross amount of any sum received by it in respect of its LIBOR Loans, in each case by an amount which such Lender in its sole judgment deems material, then and in any such case the Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for any increased cost, deduction or payment actually incurred or made by such Lender. The demand for payment by any Lender shall be delivered to the Agent and the Borrower and shall state the subjection or change which occurred or the reserve or deposit requirements or other conditions which have been imposed upon such Lender or the request, direction or requirement with which it has complied, together with the date thereof, the amount of such cost, reduction or payment and the manner in which such amount has been calculated. The statement of any Lender as to the additional amounts payable pursuant to this Section 2.5(g) shall be conclusive evidence of the amounts due hereunder absent manifest error.

         The protection of this Section 2.5(g) shall be available to the Lenders regardless of any possible contention of invalidity or inapplicability of the relevant law, regulation, treaty, directive, condition or interpretation thereof. In the event that the Borrower pays any Lender the amount necessary to compensate such Lender for any charge, deduction or payment incurred or made by such Lender as provided in this
Section 2.5(g), and such charge, deduction or payment or any part thereof is subsequently returned to such Lender as a result of the final determination of the invalidity or inapplicability of the relevant law, regulation, treaty, directive or condition, then such Lender shall remit to the Borrower the amount paid by the Borrower which has actually been returned to such Lender (together with any interest actually paid to such Lender on such returned amount), less such Lender's costs and expenses incurred in connection with such governmental regulation or any challenge made by such Lender with respect to its validity or applicability.

Section 2.6       Prepayments.

         Loans accruing interest at the Prime Rate, the U.S. Bank Prime Rate and the Interim Rate may be repaid at any time without penalty or premium. If a LIBOR Loan is paid prior to the end of the Applicable Interest Period, a fee computed in the manner set out in Schedule 1 shall be assessed and paid at the time of such payment. Such fee shall apply in all circumstances where a LIBOR Loan is paid prior to the end of the Applicable Interest Period, regardless of whether such payment is voluntary, mandatory, required by Section 2.4(b) or the result of the Agent's or any Lender's collection efforts.

Section 2.7       Notes.

(a) The Revolving Loans shall be evidenced by amended and restated promissory notes in the form of Exhibits A-1, A-2 and A-3 hereto, each payable to the order of a Lender, dated the date of this Agreement, and in the principal amount of such Lender's Revolving Commitment (the "Revolving Notes").

(b) The Operating Loans shall be evidenced by amended and restated promissory notes in the form of Exhibits B-1, B-2 and B-3 hereto, each payable to the order of a Lender, dated the date of this Agreement, and in the principal amount of such Lender's Operating Commitment (the "Operating Notes").

(c) The Long-term Acquisition Loans shall be evidenced by amended and restated promissory notes in the form of Exhibits C-1 and C-2 hereto, payable to the order of Seafirst and U.S. Bank, respectively, dated the date of this Agreement, and in the principal amount of each such Lender's Long-term Acquisition Commitment (the "Long-term Acquisition Notes").

(d) The Short-term Acquisition Loans shall be evidenced by amended and restated promissory notes in the form of Exhibits D-1 and D-2 hereto, payable to the order of Seafirst and U.S. Bank, respectively, dated the date of this Agreement and in the principal amount of each such Lender's Short-term Acquisition Commitment (the "Short-term Acquisition Notes").

(e) The Overnight Loans shall be evidenced by an amended and restated promissory note in the form of Exhibit E hereto, payable to the order of U.S. Bank, dated the date of this Agreement and in the principal amount of U.S.
Bank's Overnight Commitment (the "Overnight Note").

         Each Lender shall record in its records, or at its option on a schedule attached to its Note, the date and amount of each Loan, the interest rate applicable to such Loan and, in the case of LIBOR Loans, the Applicable Interest Period. The aggregate unpaid principal amount so recorded shall be presumptive evidence of the principal amount owing and unpaid on the Note. The failure to so record any such amount or error in so recording such amount shall not, however, limit or otherwise affect the obligations of Borrower hereunder or under the Notes to repay the principal amount of the Loans together with all interest accruing thereon.

Section 2.8       Manner of Payments.

(a) All payments and prepayments of principal and interest on any Loan (other than an Overnight Loan) and all other amounts payable hereunder (other than commitment fees payable under Section 2.10(c) hereof) or under any other Loan Document due from the Borrower to the Agent or any Lender shall be made by paying the same in United States Dollars and in immediately available funds to the Agent at its Commercial Loan Service Center, Seattle, Washington not later than 12:00 noon (Seattle time) on the date on which such payment or prepayment shall become due. Any payment made after 12:00 noon (Seattle time) on any Business Day shall be deemed to have been received on the next Business Day. All payments and prepayments of principal and interest on any Overnight Loan and all payments of commitment fees payable under Section 2.10(c) hereof shall be made by the Borrower by paying the same in United States Dollars and in immediately available funds to U.S. Bank at its Commercial Loan Service Center, Portland, Oregon not later than 3:00 p.m. (Portland time) on the date on which such payment or prepayment shall become due. Any payment made after 3:00 p.m. (Portland time) on any Business Day shall be deemed to have been received on the next Business Day.

(b) The Borrower hereby authorizes the Agent and each Lender, if and to the extent any payment is not promptly made pursuant to this Agreement or any other Loan Document, to charge from time to time against any or all of the accounts of the Borrower with any Lender or any affiliate of any Lender any amount due hereunder or under such other Loan Document.

(c) Whenever any payment hereunder or under any other Loan Document shall be stated to be due or whenever the last day of any interest period would otherwise occur on a day other than a Business Day, such payment shall be made and the last day of such interest period shall occur on the next succeeding Business Day and such extension of time shall in such case be included in the computation and payment of interest or commitment fees, as the case may be, unless such extension would cause such payment to be made or the last day of such interest period to occur in the next following calendar month, in which case such payment shall be due and the last day of such interest period shall occur on the next preceding Business Day.

Section 2.9       Application of Proceeds.

(a)      Before Default.

                  Any payment made by Borrower or received for Borrower's account shall be applied as follows if after applying such payment no Event of Default or Incipient Payment Default shall have occurred and be continuing:

(i) Payments made by Borrower to, or received for Borrower's account by, U.S. Bank shall be applied to amounts due in respect of Overnight Loans in accordance with the following priorities:

(A) First, to expenses and indemnities due to U.S. Bank hereunder or under any other Loan Document;

(B) Second, to fees due to U.S. Bank under Section 2.10(c) hereof;

(C)      Third, to interest due on any Overnight Loans;

(D) Fourth, to repay principal then due in respect of Overnight Loans;

(E) Fifth, to prepay principal of such of the Overnight Loans as may be designated by Borrower if such prepayment is permitted in a notice provided contemporaneously with any such payment and, in the absence of any such designation, as U.S. Bank may elect; and

(F) Sixth, if all amounts due to U.S. Bank in respect of the Overnight Loans have been paid in full and such Loans have been fully repaid, U.S. Bank shall immediately transfer amounts remaining, if any, to Agent for application pursuant to Section 2.9(a)(ii).

(ii) Payments made by Borrower to, or received for Borrower's account by Agent shall be applied to amounts due in respect of Revolving Loans, Operating Loans, Short-term Acquisition Loans, Long-term Acquisition Loans, Drafts, and Letters of Credit in accordance with the following priorities:

(A) First, to expenses and indemnities due to Agent and the Lenders hereunder or under any other Loan Documents;

(B) Second, to fees due to Agent and Lenders under Sections 2.10(a), (b) and (d) hereof;

(C) Third, to interest due on any Operating, Revolving, Short-term Acquisition and Long-term Acquisition
Loans;

(D) Fourth, to repay principal then due in respect of the Operating, Revolving, Short-term Acquisition and Long-term Acquisition Loans;

(E)      Fifth, to pay all amounts due in respect of any Draft;

(F)      Sixth, to pay all amounts due in respect of any Letter of Credit;

(G) Seventh, to prepay principal of such of the Revolving, Operating, Short-term Acquisition and Long-term Acquisition Loans and to fund a cash collateral account to be held by Agent to secure Borrower's payment obligations not yet due in respect of Letters of Credit, all as may be designated by Borrower, provided, however, that any designation by Borrower under this Section 2.9(a)(ii)(G) shall be communicated in a notice provided contemporaneously with any such payment and, provided further, that if Borrower elects to prepay the Long-term Acquisition Loans or to fund a cash collateral account to secure its payment obligations not yet due in respect of Letters of Credit, Borrower must elect both to prepay the Long-term Acquisition Loans and to fund such cash collateral account in the same proportion that the then outstanding principal balance of the Long-term Acquisition Loans bears to the Letter of Credit Usage; in the absence of any designation by Borrower under this Section 2.9(a)(ii)(G), such payments shall be applied to prepay the Revolving, Operating, Short-term Acquisition and Long-term Acquisition Loans and to fund a cash collateral account to be held by Agent to secure Borrower's payment obligations not yet due in respect of Letters of Credit proportionally to the then outstanding principal balances of the Revolving, Operating, Short-term Acquisition and Long-term Acquisition Loans and the Letter of Credit Usage;

(H) Eighth, to fund a cash collateral account to be held by Agent to secure Borrower's payment obligations not yet due in respect of Drafts in proportion to the then outstanding Acceptance Advances; and

(I) Ninth, if all amounts due to Lenders, any Seafirst Affiliate and Agent in respect of the Revolving Loans, Operating Loans, Short-term Acquisition Loans, Long-term Acquisition Loans, Drafts, and Letters of Credit have been paid in full, all such Loans have been fully repaid, and an amount equal to the sum of the then-outstanding Acceptance Advances and Letter of Credit Usage is held by Agent as cash collateral to secure Borrower's obligations in respect of Drafts and Letters of Credit, Agent shall immediately transfer amounts remaining, if any, to U.S. Bank for application pursuant to Section 2.9(a)(i).

(iii) Notwithstanding anything herein to the contrary, if after applying such payment no Event of Default or Incipient Payment Default shall have occurred and be continuing, the net proceeds received by the Borrower from the sale of any trade receivables (other than sales made in the ordinary course of Borrower's business) shall be paid to Agent upon receipt and applied first as if Section 2.9(a)(ii) (other than subsection I thereof) applied and as if there were no expenses, fees, indemnities, interest, or principal due in respect of the Operating or Revolving Loans, no outstanding principal balances of the Operating or Revolving Loans, and no outstanding Acceptance Advances. The balance of such proceeds, if any, shall then be applied in accordance with Section 2.9(a)(ii).

(b)      Payments after Default.

                  Any payment made by Borrower or received or obtained for Borrower's account hereunder (whether received by any Lender or Agent) shall be applied as follows if after applying such payment an Event of Default or Incipient Payment Default shall have occurred and be continuing:

(i) As used in this Section 2.9(b) the Revolving Commitments, the Operating Commitments, the Short-term Acquisition Commitments, the Long-term Commitments, the Overnight Commitment and the Letter of Credit Commitment shall each be referred to as a "Line of Credit" and together may sometimes be referred to as the "Commitments." Each Line of Credit will be assigned a percentage (such Line of Credit's "Default Payment Percentage") which shall be a fraction (expressed as a decimal) for which the numerator is the sum of (A) all fees, expenses, indemnities and interest accrued but unpaid (whether or not then due) under or in respect of such Line of Credit as of the date on which the payment which is to be applied was first received and
(B) (1) in the case of all Lines of Credit other than the Operating Line of Credit and the Letter of Credit Line of Credit, the then outstanding principal balance for all Loans made under such Line of Credit; (2) in the case of the Operating Line of Credit, the sum of the then outstanding principal balance for all Operating Loans and the then outstanding Acceptance Advances; or (3) in the case of the Letter of Credit Line of Credit, the then outstanding Letter of Credit Usage, and the denominator is the sum of (A) all fees, expenses, indemnities and interest accrued but unpaid (whether or not then due) under the Loan Documents through such date and (B) the sum of the then outstanding principal balance for all Loans, the then outstanding Acceptance Advances and the then outstanding Letter of Credit Usage. For purposes of this Section 2.9(b)(i), fees, expenses, and indemnities which are incurred in respect of the Drafts shall be deemed to have been incurred in respect of the Operating Line of Credit. For purposes of this Section 2.9(b), fees, expenses and indemnities which are not incurred in respect of any one Line of Credit or which are incurred in respect of more than one Line of Credit, shall be deemed to have been incurred in respect of the Short-term Acquisition Line of Credit.

(ii) A portion of each payment equal to the product of the Line of Credit's Default Payment Percentage and the total amount of the payment made shall be applied to the Indebtedness incurred in respect of such Line of Credit in the following order of priority:

(A)      First, to expenses and indemnities accrued thereunder;

(B)      Second, to fees due in respect thereof;

(C)      Third, to interest due on any Loans made thereunder;

(D) Fourth, to repay the principal then due in respect of any Loans made thereunder;

(E) Fifth, to pay all amounts due in respect of any Draft or Letter of Credit;

(F) Sixth, to prepay principal of such of the Loans as are made thereunder and as are selected by the Majority Lenders for payment or, in the case of Overnight Loans, as are selected by U.S. Bank for payment; and

(G) Seventh, to fund a cash collateral account to be held by Agent to secure such of Borrower's payment obligations not yet due in respect of Drafts and Letters of Credit accepted or issued thereunder.

For purposes of this Section 2.9(b)(ii), Drafts shall be deemed to have been accepted under the Operating Line of Credit.

(iii) Lenders each agree to immediately advise Agent as to any payment received from Borrower or for Borrower's account and, if after applying such payment an Event of Default or Incipient Payment Default shall have occurred and be continuing, to immediately disburse such payment (or portions thereof) to the other Lenders in accordance with instructions received from Agent, which instructions shall be drawn to result in an application of proceeds as herein provided for.

(c)      Setoffs.

                  If any Lender shall obtain any payment for Borrower's account through the exercise of any right of counterclaim, setoff, banker's lien or similar rights, in excess of that portion of the payment to which it would otherwise be entitled to receive pursuant to the terms of Sections 2.9(a), 2.9(b), and 2.9(d) hereof, such Lender shall forthwith purchase from the other Lenders such participations in the Loans (or where applicable, the Drafts and Letters of Credit) made by them as shall be necessary to cause such purchasing Lender to share the excess payment with them in the same proportion as such payment would have been shared had it been received as a voluntary payment from Borrower pursuant to the terms of
Section 2.9(a) or (b) as the case may be. If any of such excess payment is afterwards recovered from such purchasing Lender, the purchase of the participations shall be rescinded and the purchase price restored, without interest, to the extent of such recovery. Borrower authorizes the purchase of such participations and agrees that any Lender so purchasing a participation from another Lender may exercise all of its rights to payment (including the right of setoff) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation.

(d)      General Provisions.

                  Where, pursuant to the Sections 2.9(a) and 2.9(b) hereof, amounts are to be applied to Borrower's obligations to pay fees, interest, principal in respect of any particular Loan, or amounts outstanding in respect of Drafts, the amount to be so applied shall be applied to Borrower's obligations and disbursed to the Lenders pro rata in the same proportion that their respective Commitments bear to the sum of all Commitments for the applicable Line of Credit, and Agent will remit such amounts to the Lenders promptly upon the receipt thereof. Amounts to be applied to Borrower's obligations in respect of Letters of Credit, however, shall be disbursed to Seafirst for application in accordance with Article 4 hereof. Whenever pursuant to the terms of Section 2.9(a) or (b) hereof, the Agent or any Lender is authorized to elect particular loans for prepayment, it shall, to the extent consistent with the foregoing order of priority elect to cause Loans accruing interest at the Prime Rate and the U.S. Bank Prime Rate to be prepaid prior to the prepayment of any other Loans.

Section 2.10      Fees.

(a)      Agent's Fee.

                  Borrower promises to pay to Agent an agent's fee as agreed in writing between Agent and Borrower, in advance, throughout the term of this Agreement payable as of July 31, 1996 and upon each July 31 of each year thereafter which fee shall be solely for Agent's account and shall not be shared with the Lenders. All such fees shall be fully earned when due and nonrefundable, in whole or in part, when paid.

(b)      Certain Commitment Fees.

                  The Borrower agrees to pay to the Agent, for the account of the Lenders the following commitment fees:

(i) Revolving Line of Credit. From the date hereof until the Long-term Maturity Date, a commitment fee shall be computed daily at the rate of 1/4 of 1% per annum on the unused portion of the Revolving Commitments;

(ii) Operating Line of Credit. From the date hereof until the Short-term Maturity Date, a commitment fee shall be computed daily at the rate of 1/4 of 1% per annum on an amount equal to the unused portion of the Operating Commitments less the Acceptance Advances;

(iii) Short-term Acquisition Line of Credit. From the date hereof until the Short-term Acquisition Line Maturity Date, a commitment fee shall be computed daily at the rate of 1/4 of 1% per annum on the unused portion of the Short-term Acquisition Commitments; and

(iv) Long-term Acquisition Line of Credit. From the date hereof until the Long-term Acquisition Line Maturity Date, a commitment fee shall be computed daily at the rate of 1/4 of 1% per annum on the unused portion of the Long-term Acquisition Commitments.

(c)      U.S. Bank Commitment Fees.

                  From the date hereof until the Short-term Maturity Date, a commitment fee shall be computed daily at the rate of 1/4 of 1% per annum on the difference between the Overnight Commitment and the then outstanding principal balance of the Overnight Loans and paid to U.S. Bank.

(d)      Seafirst Commitment Fees.

                  From the date hereof until the Long-term Maturity Date, a commitment fee shall be computed daily at the rate of 1/4 of 1% per annum on the difference between the Letter of Credit Commitment and the then outstanding Letter of Credit Usage and paid to Agent for the account of Seafirst.

(e)      Payment of Commitment Fees.

                  Commitment fees payable under Section 2.10(b), (c) and
(d) shall commence accruing as of the date hereof and shall be payable in arrears at quarterly intervals commencing on July 1, 1996, and payable on the first Business Day of each October, January, April and July thereafter, except that accrued commitment fees shall be payable on any applicable Maturity Date and on demand after the occurrence of an Event of Default. Computations of commitment fees shall be made on the basis of a year of three hundred sixty (360) days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such fees are payable. Section 2.11 Reduction in Commitments.

(a)      Voluntary Reduction in Commitments.

                  Upon sixty (60) days' advance written notice by Borrower to Agent and all of the Lenders, Borrower may reduce the Lenders' Revolving Commitments, Operating Commitments, Short-term Acquisition Commitments, Long-term Acquisition Commitments, Overnight Commitment or Letter of Credit Commitment provided, that after giving effect to such reduction, the outstanding principal balance of the corresponding Loans does not exceed the Commitments being reduced and provided further that after giving effect to such reduction, the sum of the outstanding principal balance of the Operating Loans and the Acceptance Advances does not exceed the Operating Commitments and provided further that after giving effect to such reduction, the then outstanding Letter of Credit Usage does not exceed the Letter of Credit Commitment and provided further that neither the Long-term Acquisition Commitment nor the Letter of Credit Commitment may be voluntarily reduced under this Section 2.11(a) unless both such Commitments are fully and simultaneously terminated. Any reduction in the Commitments for any line of credit hereunder shall be in an amount not less than an amount equal to the lesser of (a) One Million Dollars ($1,000,000), and (b) the applicable Commitments then in effect, and shall permanently reduce each Lender's corresponding Commitment, so that, after giving effect to such reduction, each Lender's pro rata share of the Commitments for such line of credit will be unchanged.

(b)      Automatic Reduction in Commitments.

                  The Short-term and Long-term Acquisition Commitments shall each be automatically reduced, on a dollar-for-dollar basis, with each payment or prepayment of the outstanding principal balance of the Short-term and Long-term Acquisition Loans, respectively. Each reduction of the Long-term Acquisition Commitment under this Section 2.11(b) shall also result in an automatic reduction of the Letter of Credit Commitment on a nine dollar-to-one dollar basis. Any reduction in the Commitments for any line of credit hereunder shall permanently reduce each Lender's corresponding Commitment, so that, after giving effect to such reduction, each Lender's pro rata share of the Commitments for such line of credit will be unchanged.

Article 3
                            BANKERS' ACCEPTANCES

Section 3.1       Bankers' Acceptances.

         The Borrower may present drafts drawn by it on the Lenders to the Lenders for acceptance and discount in accordance with the terms and conditions of this Article 3.

Section 3.2       Manner of Presenting Drafts.

(a) From time to time, the Borrower may request that the Lenders accept and discount drafts which the Borrower proposes to present under this Agreement. Such request will be made by delivering a written request or making an oral request (an "Acceptance Request") to the Agent on a Business Day not later than 9:00 a.m. (Seattle time) on the date on which the Borrower proposes to present its draft for acceptance and discount, provided that, any Acceptance Request given orally shall be confirmed by the Borrower in a writing delivered to the Agent not later than 11:00 A.M. (Seattle time) on the date such oral Acceptance Request is made. Each Acceptance Request shall be deemed to constitute a representation and warranty by the Borrower that as of the date of such Request statements set forth in Article 6 hereof are true and correct (and apply to the drafts and underlying transactions described in such Request) and that no Default or Event of Default has occurred and is continuing. Each Acceptance Request shall identify the drafts for which a quote is requested by specifying the total face amount for all such drafts, the proposed date of presentment and the maturity of such drafts and the nature of the underlying transaction(s) relating to such drafts. Each draft identified in an Acceptance Request shall (i) be scheduled for presentment on a Business Day prior to the Short-term Maturity Date; (ii) shall be in a face amount such that after giving effect to the acceptance of all drafts identified in the Acceptance Request (and in any other Acceptance Request given at the same time), the sum of the then-outstanding principal balance of the Operating Loans and the then-outstanding Acceptance Advances will not exceed the total of the Lenders' Operating Commitments; (iii) shall have a maturity of not more than ninety-two (92) days and, in any event, shall mature not later than the Short-term Maturity Date; and (iv) shall be an Eligible Draft. The aggregate of all drafts identified in any one Acceptance Request shall be in a face amount which is an integral multiple of One Million Dollars ($1,000,000) and not less than Three Million Dollars ($3,000,000). Drafts identified in any one Acceptance Request shall be related to the same transaction, shall have the same maturity date and be shall be scheduled for presentment to each Lender in the same proportion that such Lenders' Operating Commitment bears to the aggregate Operating Commitment for all Lenders.

(b) On receipt of any Acceptance Request, the Agent shall promptly notify each Lender by telephone, telex or facsimile of the scheduled date for presentment of the drafts and the amount thereof. Upon fulfillment to each Lender's satisfaction of the applicable conditions set forth in this
Article 3 and Article 5 of this Agreement, each Lender shall before 12:00 noon (Seattle time) on the date of the scheduled presentment accept each draft presented to it which complies with the terms of Section 3.2(a) hereof, discount such draft in the manner hereinafter provided for, and pay the net proceeds thereof in immediately available funds to the Agent at its Commercial Loan Processing Center, Seattle, Washington. Upon fulfillment to the Agent's satisfaction of the applicable conditions set forth in this
Article 3 and Article 5 of this Agreement, and after receipt by the Agent of such funds, the Agent will promptly make such funds available to the Borrower at Borrower's general checking account maintained at the Main Branch of U. S. Bank in Portland, Oregon or at such other place as may be designated by Borrower in a writing delivered to Agent.

(c) Unless the Agent shall have received notice from a Lender prior to 12:00 noon (Seattle time) on the date of any scheduled presentment that such Lender will not accept and discount the draft(s) presented to it or will not make available to the Agent the discounted proceeds thereof, the Agent may assume that such Lender has made such funds available to the Agent on the date such draft is scheduled for presentment in accordance with Section 3.2(b) hereof and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such net proceeds available to the Agent, such Lender and the Borrower, jointly and severally, agree to pay to the Agent forthwith on demand such corresponding amount, together with interest thereon for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (a) in the case of the Borrower, the Prime Rate and (b) in the case of such Lender, the Federal Funds Rate. Any such repayment by the Borrower shall be without prejudice to any rights it may have against the Lender that has failed to accept and discount the presented draft or that has failed to make the net proceeds thereof available to Agent.

(d) Any draft accepted and discounted by a Lender pursuant to the terms hereof is referred to herein as a "Draft." Each Lender may retain or rediscount any such Draft, at its sole election, and any amounts received by such Lender upon rediscounting shall be solely for the account of such Lender.

(e) In order to facilitate the acceptance and discounting of drafts, the Borrower may from time to time deliver to each Lender a supply of drafts executed by the Borrower as drawer and designating the Lender as drawee and payee, but with the face amount and the maturity left blank. Each Lender agrees to hold the drafts delivered to it pursuant to the terms hereof and in so doing give such drafts the same physical care and provide the same safeguards as it affords other similar property. On each occasion on which the Borrower elects to present a draft to a Lender for acceptance and discount pursuant to subsection 3.2(a) above, such Lender shall fill in the date, the face amount and the maturity of such draft in accordance with the corresponding Acceptance Request and such draft shall be deemed presented, accepted and discounted on such date.

Section 3.3       Discounting of Drafts.

         On the date scheduled for presentment and acceptance of any draft hereunder, and upon fulfillment to each Lender's satisfaction of the applicable conditions set forth in this Article 3 and Article 5 of this Agreement, such Lender shall discount the presented draft as follows: The amount of such discount shall be the product of (a) the face amount of the presented draft; (b) the sum of (i) seventy-five (75) basis points (three-fourths of one percent) and the Applicable Acceptance Rate; and (c) a fraction, the numerator of which is the number of days (including the first day but excluding the last day) in the period commencing on the date such draft is to be accepted and the date on which such draft matures, and the denominator of which is three hundred sixty (360). As used herein, "Applicable Acceptance Rate" shall mean the per annum rate equal to the highest of the rates quoted by each Lender to the Agent on the date such draft is to be accepted as such Lender's rate for discounting an eligible banker's acceptance. After soliciting such quotes from the Lenders, Agent shall promptly advise each Lender of the "Applicable Acceptance Rate." Each Lender shall retain for its own account the amount of the discount determined in accordance with the terms hereof and shall pay an amount equal to the face amount of the presented draft less such discount to the Agent for disbursal to the Borrower in accordance with the terms hereof.

Section 3.4       Indemnification; Increased Costs.

         In the event that any Draft for any reason whatsoever is deemed by any Lender not to be an Eligible Draft, the Borrower agrees to indemnify such Lender on demand for any and all additional costs, expenses, or damages incurred by such Lender, directly or indirectly, arising out of such ineligibility, including, without limitation, any costs of maintaining reserves in respect of such Draft, any premium rates imposed by the Federal Deposit Insurance Corporation and any costs or expenses arising in any manner from the lack of liquidity of such Draft. A certificate as to such additional amounts submitted to the Borrower by any Lender shall be final, conclusive, and binding, absent manifest error.

         If at any time after the date hereof the introduction of or any change in applicable law, rule, or regulation or in the interpretation or the administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender with any requests directed by any such Governmental Authority (whether or not having the force of law) shall, with respect to any Draft subject such Lender to any Tax or impose, modify, or deem applicable any reserve, special deposit, or similar requirements against assets of, deposits with or for the account of, credit extended by the Lender or shall impose on the Lender any other conditions affecting Drafts and the result of any of the foregoing is to increase the cost to the Lender of accepting, discounting, rediscounting or holding Drafts or to reduce the amount of any sum received or receivable by the Lender hereunder with respect to the Drafts, then, upon demand by such Lender, the Borrower shall pay to such Lender such additional amount or amounts as will compensate the Lender for such increased cost or reduction. A certificate submitted to the Borrower by the Lender setting forth the basis for the determination of such additional amount or amounts necessary to compensate the Lender as aforesaid, shall be conclusive evidence of the amounts due hereunder, absent manifest error.

         The Borrower agrees to indemnify and hold the Agent and Lenders harmless from and against any and all (a) Taxes and other fees payable in connection with Drafts or the provisions of this Agreement relating to the acceptance and discounting of drafts, and (b) any and all actions, claims, damages, losses, liabilities, fines, penalties, costs, and expenses of every nature, including reasonable attorney's fees, (i) suffered or incurred by the Agent or any Lender by reason of any Lender's having accepted, discounted or rediscounted Drafts, or (ii) suffered or incurred by the Agent or any Lender in connection with the Agent's or Lender's exercising or preserving any of its rights hereunder, or (iii) otherwise arising out of or relating to this Article 3 or any Drafts; provided, however, said indemnification shall not apply to the extent that any such action, claim, damage, loss, liability, fine, penalty, cost, or expense arises out of or is based solely upon the willful misconduct or gross negligence of the party seeking indemnity hereunder.

         Any Lender requesting any indemnity or other payment from the Borrower under this Section 3.4 shall simultaneously provide a copy of such request to Agent.

Section 3.5       Payment of Drafts by Borrower.

         The Borrower agrees to pay to the Agent, the face amount of each Draft in immediately available funds at the Agent's Commercial Loan Processing Center not later than 10:30 a.m. (Seattle time) on the date of such Draft's maturity; provided, that, pursuant to the terms of Section 9.2, following the occurrence of an Event of Default, the face amount of each Draft may become immediately due and payable. If prior to the occurrence of an Event of Default, Borrower fails to pay any Drafts on their maturity date, such failure shall be deemed to be a Notice of Borrowing for a Operating Loans in the amount of all such Drafts. If the Borrower shall default in its obligations to pay a Draft at maturity (or upon an earlier acceleration) either directly or with the proceeds of Operating Loans deemed requested as of such maturity date, interest shall accrue on the unpaid face amount thereof at a per annum rate equal to two
(2) percentage points above the Prime Rate changing as such Prime Rate changes from the maturity date (or such earlier date as the face amount may become due and payable) until payment in full by the Borrower. Interest on such unpaid amounts shall be payable on demand.

Section 3.6       Compliance With Governmental Regulations; Insurance.

         The Borrower agrees to procure promptly any essential import, export or other license and in all other material respects comply with all laws, statutes, rules, regulations and orders of any Governmental Authority with respect to the import, export, shipping, financing or warehousing of goods as part of any transaction relating to any Draft. The Borrower furthermore agrees to pay all Taxes, shipping, warehousing, cartage or other charges or expenses upon or with regard to such goods involved in any such transaction and should the Agent, any Lender or any of their respective correspondents pay for, or incur any liability in connection with, any above-mentioned shipping or other license or any insurance, tax, shipping, warehousing, cartage or other charges, the Borrower will satisfy the same or reimburse the Agent, such Lender or their correspondents, as the case may be, promptly therefor upon demand. From time to time, upon request by the Agent or any Lender, the Borrower shall provide the Agent with evidence reasonably satisfactory to the Agent of its compliance with the terms of this Section 3.6.

Section 3.7       Guaranty of Documents and Instruments.

         The Borrower agrees to furnish the Agent and the Lenders with such documents and other information as the Agent or any Lender may from time to time reasonably request relating to drafts presented for acceptance and discount and the related underlying import, export or distribution transactions. The Borrower guarantees the existence, genuineness, validity, correctness and sufficiency of all documents and other instruments (including but not limited to any documents of title and insurance and governmental certificates) provided or exhibited to the Agent or any Lender and represents that such documents and the property represented thereby are free from all Liens. The Borrower agrees that it will take all necessary or proper action to meet all legal and other conditions and will warrant and defend same against the lawful claims and demands of all persons.

Section 3.8       Revocation by Operation of Law.

         If this Agreement or any provisions herein relating to the acceptance and discounting of drafts should be terminated or revoked by operation of law, the Borrower will indemnify and hold the Agent and each Lender harmless from any loss which may be suffered or incurred by the Agent or any Lender in accepting, discounting or rediscounting any Draft or otherwise acting hereunder but nothing in this Section 3.8 shall require any Lender to accept, discount or rediscount any draft contrary to any applicable laws.

Section 3.9       Relationship to Prior Credit Agreement.

         Any draft accepted by a Lender under the Prior Credit Agreement which remains outstanding on the effective date of this Agreement shall be deemed to be a "Draft" accepted and discounted hereunder.

Article 4
                             LETTERS OF CREDIT

Section 4.1       Letters of Credit.

         Upon Borrower's request, Seafirst shall issue or shall cause a Seafirst Affiliate to issue one or more standby letters of credit for the Borrower's account in accordance with the terms and conditions of this
Article 4.

Section 4.2       Manner of Requesting Letters of Credit.

(a) From time to time, the Borrower may request that Seafirst issue standby letters of credit for Borrower's account or extend or renew any existing Letters of Credit. Such request will be made by delivering a written request for the issuance, extension or renewal of such a letter of credit to Seafirst not later than 12:00 noon (Seattle time) one Business Day prior to the date a new letter of credit is to be issued or an existing Letter of Credit is scheduled to be renewed. Each such request shall be deemed to constitute a representation and warranty by the Borrower that as of the date of such request, statements set forth in Article 6 hereof are true and correct and that no Default or Event of Default has occurred and is continuing. Each such request shall specify the face amount of the requested letter of credit, the proposed date of expiration for such letter of credit, the name of the intended beneficiary thereof, and whether such letter of credit is an extension or renewal of a Letter of Credit.

(b) Each letter of credit requested hereunder shall be in a face amount such that after issuance of such letter of credit, the Letter of Credit Usage does not exceed One Million Dollars ($1,000,000) or such lower amount as is determined pursuant to Section 2.11 hereof (Seafirst's "Letter of Credit Commitment"). In addition, each letter of credit requested hereunder
(i) shall be in a face amount which is an integral multiple of Fifty Thousand Dollars ($50,000) and not less than One Hundred Thousand Dollars ($100,000); and (ii) and unless otherwise acceptable to Seafirst shall have an expiration date of not later than the earlier of the first anniversary of the date on which such letter of credit is to be issued or the Long-term Acquisition Line Maturity Date.

(c) At the request of Seafirst, the Borrower shall execute a letter of credit application and reimbursement agreement ("Reimbursement
Agreements"), in the standard form then used by Seafirst or any Seafirst Affiliate, in respect of each letter of credit requested hereunder.

(d) Subject to the satisfaction of the conditions precedent set forth in
Article 5 and the Borrower's compliance with the terms of this Section 4.2, Seafirst shall issue and deliver the requested letter of credit or shall cause a Seafirst Affiliate to issue and deliver the requested letter of credit to the Borrower or to the Borrower's designated beneficiary at such address as the Borrower may specify. New Letters of Credit and extensions or renewals of any existing Letters of Credit shall contain terms and conditions customarily included in Seafirst's or any Seafirst Affiliate's letters of credit and shall otherwise be in a form acceptable to Seafirst. For each such Letter of Credit, Borrower shall pay to Seafirst a letter of credit fee on the date such Letter of Credit is issued in an amount equal to three-fourths of one percent (.75%) of the face amount thereof.

(e) In the event of any conflict between the terms of any Reimbursement Agreement and the terms of this Agreement, the terms of this Agreement shall control; provided, however, with respect to letters of credit issued by any Seafirst Affiliate, the terms of the Reimbursement Agreement shall control.

Section 4.3       Indemnification; Increased Costs.

         The Borrower agrees to indemnify Seafirst and the Seafirst Affiliates on demand for any and all additional costs, expenses, or damages incurred by Seafirst or any Seafirst Affiliate, directly or indirectly, arising out of the issuance of any Letter of Credit, including, without limitation, any costs of maintaining reserves in respect thereof and any premium rates imposed by the Federal Deposit Insurance Corporation in connection therewith. A certificate as to such additional amounts submitted to the Borrower by Seafirst shall be final, conclusive, and binding, absent manifest error.

         If at any time after the date hereof the introduction of or any change in applicable law, rule, or regulation or in the interpretation or the administration thereof by any Government Authority charged with the interpretation or administration thereof, or compliance by Seafirst or any Seafirst Affiliate with any requests directed by any such Government Authority (whether or not having the force of law) shall, with respect to any Letter of Credit subject Seafirst or any Seafirst Affiliate to any Tax or impose, modify, or deem applicable any reserve, special deposit, or similar requirements against assets of, deposits with or for the account of, credit extended by Seafirst or any Seafirst Affiliate or shall impose on Seafirst or any Seafirst Affiliate any other conditions affecting the Letters of Credit and the result of any of the foregoing is to increase the cost to Seafirst or any Seafirst Affiliate of issuing a Letter of Credit or to reduce the amount of any sum received or receivable by Seafirst or any Seafirst Affiliate hereunder with respect to the Letters of Credit, then, upon demand by Seafirst, the Borrower shall pay to Seafirst such additional amount or amounts as will compensate Seafirst or such Seafirst Affiliate for such increased cost or reduction. A certificate submitted to the Borrower by Seafirst setting forth the basis for the determination of such additional amount or amounts shall be final, conclusive, and binding, absent manifest error.

         The borrower agrees to indemnify and hold Seafirst and each Seafirst Affiliate (an "Indemnitee") harmless from and against any and all
(a) Taxes and other fees payable in connection with Letters of Credit or the provisions of this Agreement relating thereto, and (b) any and all actions, claims, damages, losses, liabilities, fines, penalties, costs, and expenses of every nature, including reasonable attorney's fees, suffered or incurred by the Indemnitee otherwise arising out of or relating to this
Article 4, or any Letter of Credit; provided, however, said indemnification shall not apply to the extent that any such action, claim, damage, loss, liability, fine, penalty, cost, or expense arises solely out of or is based solely upon the Indemnitee's willful misconduct or gross negligence.

Section 4.4       Payment by Borrower.

         The Borrower agrees to fully reimburse Seafirst and all Seafirst Affiliates for all amounts paid under any Letter of Credit together with interest thereon at the Prime Rate from the date such payment is made until the date Seafirst notifies the Borrower that such payment was made. Such reimbursement shall be made in immediately available funds at Seafirst's Commercial Loan Processing Center not later than 12:00 noon (Seattle time) on the date the Borrower is first notified by Seafirst that payment has been made under the Letter of Credit; provided, that, if Seafirst so elects pursuant to the terms of Section 9.2, following the occurrence of an Event of Default, the face amount of each Letter of Credit shall become immediately due and payable. If the Borrower shall default in its obligations to reimburse Seafirst or any Seafirst Affiliate or to make any other payment required hereunder, interest shall accrue on the unpaid amount thereof at the Default Rate from the date such amount becomes due and payable until payment in full by the Borrower. Interest on unpaid amounts shall be calculated on the basis of a year of three hundred sixty
(360) days and shall be payable on demand.

Section 4.5       Relationship to Prior Credit Agreement.

         All letters of credit issued by Seafirst or any Seafirst Affiliate in response to requests for such issuance received under the Prior Credit Agreement which are issued and outstanding as of the effective date of this Agreement, shall be deemed to be Letters of Credit issued hereunder.

Article 5
                                 CONDITIONS

         The obligation of any Lender to make any Loan or accept and discount any draft presented by the Borrower, the obligation of the Agent to disburse the Loan proceeds and the obligation of Seafirst to issue or to cause a Seafirst Affiliate to issue a Letter of Credit are subject to the fulfillment of the following conditions:

Section 5.1       Notice of Borrowing, Promissory Notes, Etc.

         In respect of any Loan (other than an Overnight Loan), the Agent shall have received the Notice of Borrowing and Lenders shall have received their respective Notes each duly executed and delivered by the Borrower; in respect of any Overnight Loan, U.S. Bank shall have received the Notice of Borrowing and the Overnight Note each duly executed and delivered by the Borrower; in respect of any request for acceptance of a draft, the Agent shall have received an Acceptance Request duly executed and delivered by the Borrower, and each Lender shall have received a duly executed draft complying with the terms of Section 3.2; and in respect of any request for the issuance of a letter of credit, Seafirst shall have received a written request for the issuance thereof complying with the terms of Section 4.2.

Section 5.2       Corporate Authority.

         The Agent shall have received in form and substance satisfactory to it certificates of good standing and a certified copy of a resolution adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Agreement and the other Loan Documents, together with evidence of the authority and specimen signatures of the persons who have signed this Agreement and such other Loan Documents and such other evidence of corporate authority as the Agent shall reasonably require.

Section 5.3       Legal Opinion.

         The Agent shall have received a written legal opinion addressed to the Agent and the Lenders substantially in the form attached hereto as Exhibit F, of counsel for the Borrower, who shall be selected by the Borrower and approved by the Agent.

Section 5.4       Defaults, Etc.

         No Default or Event of Default shall have occurred and be continuing or will have occurred as a result of the making of the requested Loan, the acceptance and discount of the presented draft or the issuance of the requested letter of credit; and the representations and warranties of the Borrower in Article 6 shall be true on and as of the date such Loan is made, such draft is presented, or such Letter of Credit is issued with the same force and effect as if made on and as of such date.

Section 5.5       Payment of All Accrued Interest and Fees.

         On the date of this Agreement, the Borrower shall have paid all interest and commitment fees which accrued prior to the date hereof pursuant to the terms of the Prior Credit Agreement.

Section 5.6       Other Information.

         Agent and Lenders shall have received such other statements, opinions, certificates, documents and information with respect to matters contemplated by this Agreement as Agent or any Lender may reasonably request.

Article 6
                       REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Agent and the Lenders as follows:

Section 6.1       Corporate Existence and Power.

         The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Oregon. The Borrower is duly qualified to do business in each other jurisdiction where the nature of its activities or the ownership of its properties requires such qualification, except to the extent that failure to be so qualified does not have a material adverse effect on its business, operations or financial condition. The Borrower has full corporate power, authority and legal right to carry on its business as presently conducted, to own and operate its properties and assets, and to execute, deliver and perform this Agreement and the other Loan Documents.

Section 6.2       Corporate Authorization.

         The execution, delivery and performance by the Borrower of this Agreement and the other Loan Documents, any borrowing hereunder or thereunder, the presentment of any drafts for acceptance hereunder, and the request for issuance of letters of credit hereunder have been duly authorized by all necessary corporate action of the Borrower, do not require any shareholder approval or the approval or consent of any trustee or the holders of any Indebtedness of the Borrower, except such as have been obtained (certified copies thereof having been delivered to the Agent), do not contravene any law, regulation, rule or order binding on it or its Articles of Incorporation or Bylaws and do not contravene the provisions of or constitute a default under any indenture, mortgage, contract or other agreement or instrument to which the Borrower is a party or by which the Borrower or any of its properties may be bound or affected.

Section 6.3       Government Approvals, Etc.

         No Government Approval or filing or registration with any Governmental Authority is required for the making and performance by the Borrower of this Agreement or the other Loan Documents or in connection with any of the transactions contemplated hereby or thereby, except such as have been heretofore obtained and are in full force and effect (certified copies thereof having been delivered to the Agent).

Section 6.4       Binding Obligations, Etc.

         This Agreement has been duly executed and delivered by the Borrower and constitutes, and the other Loan Documents when duly executed and delivered will constitute, the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally. Section 6.5 Litigation.

         Except as reflected in the financial statements referred to in
Section 6.7 or otherwise disclosed to the Agent in writing prior to the date of this Agreement, there are no actions, proceedings, investigations, or claims against or affecting the Borrower now pending before any court, arbitrator or Governmental Authority (nor to the knowledge of the Borrower has any thereof been threatened nor does any basis exist therefor) which if determined adversely to the Borrower would be likely to have a material adverse effect on the business, operations or financial condition of the Borrower, or which if determined adversely to the Borrower would be likely to result in a judgment or order against the Borrower for more than One Million Dollars ($1,000,000) in the aggregate.

Section 6.6       Indebtedness.

         Borrower is not now in default in the payment of any Indebtedness in an aggregate amount exceeding One Million Dollars ($1,000,000).

Section 6.7       Financial Condition.

         The balance sheet of the Borrower as at September 29, 1995 and as at December 29, 1995, and the related statements of income and retained earnings of the Borrower for the fiscal year and fiscal quarter then ended, copies of which have been furnished to the Lenders, fairly present the financial condition of the Borrower as at such date and the results of operations of the Borrower for the period then ended, all in accordance with generally accepted accounting principles consistently applied. The Borrower did not have on such date any material contingent liabilities, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in that balance sheet and in the notes to those financial statements and since December 29, 1995 there has been no material adverse change in the business, operations or financial condition of the Borrower.

Section 6.8       Title and Liens.

         The Borrower has good and marketable title to each of the properties and assets reflected in its balance sheet referred to in Section
6.7 (except such as have been since sold or otherwise disposed of in the ordinary course of business). No assets or revenues of the Borrower are subject to any Lien except as permitted by this Agreement. All properties of the Borrower and its use thereof comply with applicable zoning and use restrictions.

Section 6.9       Taxes.

         The Borrower has filed all tax returns and reports required of it, has paid all Taxes which are shown to be due and payable on such returns and reports, and has provided adequate reserves for payment of any Tax whose payment is being contested. The charges, accruals and reserves on the books of the Borrower in respect of Taxes for all fiscal periods to date are accurate in all material respects and there are no material questions or disputes between the Borrower and any Governmental Authority with respect to any Taxes except as disclosed in the balance sheet referred to in Section 6.7 or otherwise disclosed to the Agent in writing prior to the date of this Agreement.

Section 6.10      Laws, Orders, Other Agreements.

         The Borrower is not in violation of or subject to any contingent liability on account of any laws, statutes, rules, regulations or orders of any Governmental Authority, except for violations which in the aggregate do not and will not have a material adverse effect on the business, operations or financial condition of the Borrower. The Borrower is not in material breach of or default under any agreement to which it is a party or which is binding on it or any of its assets.

Section 6.11      Federal Reserve Regulations.

         The Borrower is not engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Federal Reserve Regulation U), and no part of the proceeds of any Loan or the proceeds received from the acceptance of any Draft will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any other purpose that violates the applicable provisions of any Federal Reserve Regulation. The Borrower will furnish to any Lender on request a statement conforming with the requirements of Regulation U.

Section 6.12      ERISA.

(a) The present value of all benefits vested under all Pension Plans did not, as of the most recent valuation date of such Pension Plans, exceed the value of the assets of the Pension Plans allocable to such vested benefits by an amount which would represent a potential material liability of the Borrower or affect materially the ability of the Borrower to perform this Agreement.

(b) To the best of Borrower's knowledge, no Plan or trust created thereunder, or any trustee or administrator thereof, has engaged in a "prohibited transaction" (as such term is defined in Section 406 or Section 2003(a) of ERISA) which could subject such Plan or any other Plan, any trust created thereunder, or any trustee or administrator thereof, or any party dealing with any Plan or any such trust to any material tax or penalty on prohibited transactions imposed by Section 502 or Section 2003(a) of ERISA.

(c) No Pension Plan or trust has been terminated, and there have been no "reportable events" as that term is defined in Section 4043 of ERISA since the effective date of ERISA.

(d) No Pension Plan or trust created thereunder has incurred any "accumulated funding deficiency" (as such term is defined in Section 302 of ERISA) whether or not waived, since the effective date of ERISA.

(e) The required allocations and contributions to Pension Plans will not violate Section 415 of the Code in any material respect.

Section 6.13      Security Offerings.

         Neither the Borrower nor anyone acting on its behalf has directly or indirectly offered any Note or any Draft or similar instrument or security for sale to any person or solicited from any person any offer to buy any such instrument or security or approached or negotiated with any person concerning any such instrument or security in any manner which would violate any applicable state or federal securities laws, including without limitation, the Securities Act of 1933, as amended.

Section 6.14      Warranties with Respect to Drafts.

         Each draft which the Borrower has identified in an Acceptance Request (a) will grow out of one or more transactions involving the importation or exportation of goods; or (b) will grow out of one or more transactions involving the domestic shipment of goods.

Section 6.15      Further Warranties with Respect to Drafts.

         In respect of each draft which the Borrower has identified in an Acceptance Request (a) completion of each transaction related to such draft is anticipated to occur on or before the maturity date of such draft, (b) the maturity of such draft will be consistent with the period usually and reasonably necessary to finance transactions of such kind, (c) any amounts received by the Borrower from the Agent in connection with the acceptance and discount of such draft will be used by the Borrower to finance the related import, export or distribution transaction, (d) the proceeds of the related import, export or distribution transaction will be used by the Borrower to liquidate its obligations to repay the face amount of the draft on its maturity date, and (e) such draft is an Eligible Draft.

Section 6.16      Acceptances.

         No acceptances other than an acceptance of a Draft by a Lender hereunder have been or shall be outstanding with respect to the goods covered by or relating to such Draft.

Section 6.17      Patents, Licenses, Franchises.

         The Borrower owns or possesses all the patents, trademarks, service marks, trade names, copyrights, licenses, franchises, permits and rights with respect to the foregoing necessary to own and operate its properties and to carry on its business as presently conducted and presently planned to be conducted without conflict with the rights of others except as disclosed in writing to the Agent prior to the date hereof.

Section 6.18      Investment Company; Public Utility Holding Company.

         The Borrower is not (a) an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended; or (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

Section 6.19      Environmental and Safety Health Matters.

         To the best of Borrower's knowledge, Borrower is in compliance with all environmental laws and Occupational Safety and Health Laws where failure to comply could have a material adverse effect on the ability of Borrower to perform its obligations hereunder or on the business, operations, or financial condition of the Borrower. Borrower has not received notice of any claims that it is not in compliance in all material respects with the environmental laws where failure to comply could have a material adverse effect on the ability of Borrower to perform its obligations hereunder or on the business, operations, or financial condition of the Borrower.

Section 6.20      Reaffirmation.

         As of the date of this Agreement all representations and warranties made or deemed made pursuant to the Prior Credit Agreement were true and correct on and as of each date when made or deemed made thereunder and as of the moment immediately prior to this Agreement becoming effective, no "Default" or "Incipient Default" (as such words were defined in the Prior Credit Agreement) had occurred and was continuing.

Section 6.21      Representations as a Whole.

         This Agreement, the other Loan Documents, the financial statements referred to in Section 6.7, and all other instruments, documents, certificates and statements furnished to the Agent or the Lenders by the Borrower, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained herein or therein not misleading.

Article 7
                           AFFIRMATIVE COVENANTS

         So long as any Lender shall have any Commitment hereunder or there shall be any outstanding Acceptance Advances or Letter or Credit Usage and, until payment in full of each Loan and performance of all other obligations of the Borrower under this Agreement and the other Loan Documents, the Borrower agrees to do all of the following unless the Agent shall otherwise consent in writing.

Section 7.1       Preservation of Corporate Existence, Etc.

         The Borrower will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation and will qualify and remain qualified as a foreign corporation in each jurisdiction where such qualification is necessary or advisable in view of its business and operations or the ownership of its properties.

Section 7.2       Keeping of Books and Records; Visitation Rights.

         The Borrower will keep adequate records and books of account in which complete entries will be made, in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Borrower. At any reasonable time and from time to time Borrower will permit the Agent or any Lender to examine and make copies of and abstracts from Borrower's records and books and to visit the properties of Borrower and to discuss the affairs, finances, and accounts of Borrower with any of its officers or directors.

Section 7.3       Maintenance of Property, Etc.

         The Borrower will maintain and preserve all of its properties in good working order and condition, ordinary wear and tear excepted, and will from time to time make all needed repairs, renewals or replacements so that the efficiency of such properties shall be fully maintained and preserved.

Section 7.4       Compliance with Laws, Etc.

         The Borrower will comply in all material respects with all laws, regulations, rules, and orders of Governmental Authorities applicable to the Borrower or to its operations or property, except any thereof whose validity is being contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof, with provision having been made to the satisfaction of the Agent for the payment thereof in the event the contest is determined adversely to the Borrower.

Section 7.5       Other Obligations.

         The Borrower will pay and discharge before the same shall become delinquent (after giving effect to all applicable grace periods) all Indebtedness, Taxes and other obligations for which the Borrower is liable or to which its income or property is subject and all claims for labor and materials or supplies which, if unpaid, might become by law a Lien upon assets of the Borrower, except any thereof whose validity or amount is being contested in good faith by the Borrower in appropriate proceedings upon stay of execution of the enforcement thereof, with provision having been made to the satisfaction of the Agent for the payment thereof in the event the contest is determined adversely to the Borrower; and except other Indebtedness, Taxes, and other obligations which, in the aggregate do not exceed One Million Dollars ($1,000,000), provided, however, that the foregoing exceptions to this covenant shall not extend to any obligation of Borrower identified in Section 8.4 or 9.1(j).

Section 7.6       Insurance.

         The Borrower will keep in force upon all of its properties and operations policies of insurance carried with responsible companies in such amounts and covering all such risks as shall be customary in the industry. The Borrower will on request furnish to the Agent or any Lender certificates of insurance or duplicate policies evidencing such coverage.

Section 7.7       Financial Information.

         The Borrower will deliver to the Agent and to each Lender:

(a)      Annual Audited Financial Statements.

                  As soon as available and in any event within one hundred twenty (120) days after the end of each fiscal year of the Borrower, the consolidated balance sheet of the Borrower as of the end of such fiscal year and the related consolidated statement of income and retained earnings and statement of changes in financial position of the Borrower for such year, accompanied by the audit report thereon by independent certified public accountants selected by the Borrower and reasonably satisfactory to the Agent (which report shall be prepared in accordance with generally accepted accounting principles consistently applied and shall not be qualified by reason of restricted or limited examination of any material portion of the Borrower's records and shall contain no disclaimer of opinion or adverse opinion);

(b)      Quarterly Unaudited Financial Statements.

                  As soon as available and in any event within sixty (60) days after the end of each of the Borrower's first three fiscal quarters, the unaudited consolidated and consolidating balance sheet and statement of income and retained earnings of the Borrower as of the end of such fiscal quarter (including the fiscal year to the end of such fiscal quarter) accompanied by an officer's certificate of the chief financial officer of the Borrower that such unaudited consolidated and consolidating balance sheet and statement of income and retained earnings have been prepared in accordance with generally accepted accounting principles consistently applied and present fairly the financial position and the results of operations of the Borrower as of the end of and for such fiscal quarter and that since the fiscal year-end report referred to in subsection (a) there has been no material adverse change in the financial condition or operations of the Borrower as shown on the balance sheet as of said date;

(c)      Quarterly Compliance Certificates.

                  Within sixty (60) days after the close of each of the Borrower's first three fiscal quarters and within ninety (90) days after the close of the Borrower's fourth fiscal quarter, an officer's certificate signed by the chief financial officer of the Borrower stating that as of the close of such fiscal year no Default or Event of Default had occurred and was continuing and setting forth calculations evidencing compliance with Sections 7.11, 7.12, 7.13, 7.14, 7.15, 8.2 and 8.3 hereof;

(d)      Other.

                  All other statements, reports and other information as the Agent or any Lender may reasonably request concerning the financial condition, operations or business affairs of the Borrower.

Section 7.8       Notification.

         Promptly after learning thereof, the Borrower shall notify the Lenders and the Agent of (a) any action, proceeding, investigation or claim against or affecting the Borrower instituted before any court, arbitrator or Governmental Authority or, to the Borrower's knowledge threatened to be instituted, which if determined adversely to the Borrower would be likely to have a material adverse effect on the business, operations or financial condition of the Borrower, or to result in a judgment or order against the Borrower for more than One Million Dollars ($1,000,000); (b) any substantial dispute between the Borrower and any Governmental Authority;
(c) any labor controversy which has resulted in or, to the Borrower's knowledge, threatens to result in a strike which would materially affect the business operations of the Borrower; (d) if the Borrower or any member of the Controlled Group gives or is required to give notice to the PBGC of any "reportable event" (as defined in subsections (b)(1),(2),(5) or (6) of Section 4043 of ERISA) with respect to any Plan (or the Internal Revenue Service gives notice to the PBGC of any "reportable event" as defined in subsection (c)(2) of Section 4043 of ERISA and the Borrower obtains knowledge thereof), which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; and (e) the occurrence of any Default or Event of Default. In the case of the occurrence of a Default or Event of Default, the Borrower will deliver to the Agent and the Lenders an officer's certificate specifying the nature thereof, the period of existence thereof, and what action the Borrower proposes to take with respect thereto.

Section 7.9       Additional Payments; Additional Acts.

         From time to time, the Borrower will (a) pay or reimburse the Agent and the Lenders on request for all Taxes (other than Taxes on or measured by Agent's or a Lender's net income) imposed on any Loan Document and for all reasonable expenses, including legal fees, actually incurred by the Agent or any Lender in connection with the preparation or modification of the Loan Documents, the making of the Loans, the acceptance and discounting of any Draft, the issuance of any Letter of Credit and the enforcement by judicial proceedings (including appeals) or otherwise of any of the rights of the Agent or the Lenders under the Loan Documents; and (b) obtain and promptly furnish to the Lenders and the Agent evidence of all such Government Approvals as may be required to enable the Borrower to comply with its obligations under the Loan Documents.

Section 7.10      Use of Proceeds from Acceptances.

         The proceeds of all Drafts shall be used by the Borrower solely for the purpose of financing the transactions to which such Drafts relate, all as specified by the Borrower in its corresponding Acceptance Request.

Section 7.11      Funded Debt.

         Borrower shall maintain on a consolidated basis a ratio of Funded Debt to Total Capitalization of not more than 0.8 to 1 and a ratio of Funded Debt minus Subordinated Debt to Total Capitalization of not more than .55 to 1. As used in this Agreement, "Funded Debt" means Indebtedness which matures by its terms more than one year from the date it was originally incurred, or is unconditionally renewable or extendable at the option of the Borrower to a date more than one year from such date, or which arises under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from such date and includes the current portion of such Indebtedness. As used in this Agreement, "Total Capitalization" means the sum of Members' Equity and Funded Debt. As used in this Agreement, "Members' Equity" means, as of any date of determination, the consolidated balance sheet "members equity" of Borrower determined in accordance with generally accepted accounting principles consistently applied. As used in this Agreement, "Subordinated Debt" means Indebtedness of Borrower which by its terms provides that no payments or distributions may be made thereon or in respect thereto at any time when a default has occurred and is continuing under a document providing for repayment of Indebtedness of Borrower for borrowed money (other than such Subordinated Debt) or for the payment by Borrower of the purchase price of tangible property.

Section 7.12      Working Capital.

         Borrower shall maintain, on a consolidated basis, a ratio of current assets to current liabilities of at least 1.3 to 1.0. For purposes of this Section 7.12 current assets shall not include (i) any deferred assets other than prepaid items such as insurance, Taxes, or other similar items; (ii) any amounts due from corporations which are subsidiaries of Borrower or of any other person directly or indirectly controlling, controlled by, or under common control with Borrower; and (iii) an amount equal to the appropriate deduction for depreciation, depletions, obsolescence, amortization, valuation, contingency, or other reserves determined in accordance with generally accepted accounting principles. For purposes of this Section 7.12, current liabilities shall not include Funded Debt maturing within one year from the date of determination whether or not extendable at the option of Borrower.

Section 7.13      Fixed Charge Coverage.

         Borrower shall maintain on a consolidated basis a ratio of Fixed Charge Coverage (for the four most recent fiscal quarters) of at least 1.4 to 1.0. As used in this Agreement, "Fixed Charge Coverage" means for any period the ratio derived by dividing (a) the sum of net income for such period (before income taxes, patronage dividends, and extraordinary items) plus Fixed Charges by (b) Fixed Charges. As used in this Agreement, "Fixed Charges" means the sum of (a) interest expense on all of Borrower's Indebtedness, (b) the amortization of any discount applied in advancing Funded Debt to Borrower, and (c) gross rental expense net of pass-through rental income from Borrower's members.

Section 7.14      Minimum Capital and Subordinated Debt.

         Borrower shall maintain the sum of Subordinated Debt and Members' Equity at a total of not less than Eighty-five Million Dollars
($85,000,000).

Section 7.15      Member Notes Receivable Ratio.

         Borrower shall maintain, on a consolidated basis, a Member Portfolio of not more than one hundred fifty percent (150%) of Consolidated Tangible Net Worth. As used in this Agreement, "Member Portfolio" means the sum of (i) all Indebtedness of members owing to Borrower or any of its subsidiaries which have not been sold; plus (ii) all investments by Borrower or any of its subsidiaries in Borrower's members; plus (iii) all Indebtedness of members of Borrower or any of its subsidiaries which have been sold with recourse to Borrower or any of its subsidiaries at 50% or greater. As used herein, "Consolidated Tangible Net Worth" means, with respect to any Person, at any date, Consolidated Net Worth less (i) all assets which should be classified as intangible assets (such as good will, patents, trademarks, copyrights, franchises and covenants not to compete) and (ii) to the extent not already deducted from total assets, all reserves including those for deferred income taxes, depreciation, obsolescence or amortization of properties and (iii) all capital stock or other investments in any direct or indirect subsidiary other than in (x) any offshore investment subsidiary, or (y) a subsidiary having all or substantially all of its operations in the United States; provided, however, that, if and to the extent Buyer consents thereto, for the purpose of determining the recourse classification of Loans, an Obligor Group's Consolidated Tangible Net Worth shall be determined without deducting from its Consolidated Net Worth that portion of the value assigned to covenants not to compete relating to the purchase of any facilities located in the States of Washington and California, as shown on such Obligor Group Financial Statements.

Section 7.16      Relocation of Offices.

         Borrower shall give Agent at least sixty (60) days' prior written notice of any relocation of its chief executive offices or the offices where Borrower's books and records are kept.

Section 7.17      Use of Proceeds.

         Borrower shall use the proceeds of Loans only for working capital needs provided, however, that the proceeds of Short-term and Long-term Acquisition Loans may be used as bridge financing for the acquisition of the wholesale related assets of Bay Area Foods, Inc.

Section 7.18      Amendments to Private Placement; Prepayments of Private
Placement.

         Borrower shall promptly provide to Lenders a copy of each Private Placement Agreement now or hereafter executed by Borrower and, as to any Private Placement Agreement not executed as of the date hereof, Borrower shall notify the Lenders at least five (5) days in advance of the execution thereof. Borrower will not agree to or permit to be made any amendments to nor request any waivers of the terms of any Private Placement Agreement if such an amendment or waiver pertains to an increase in the commitment amounts thereunder or to the terms of repayment thereof or to the terms of any promissory notes issued thereunder. Borrower shall deliver to Agent and the Lenders, prompt written notice and a copy of any anticipated amendment to or requested waiver of any financial covenants contained in or reduction in the commitment amounts under any Private Placement Agreement, and shall deliver to Agent and Lenders a substantially contemporaneous confirming notice and a copy of any amendment or waiver actually made or granted. Borrower shall not make any prepayments in respect of any Private Placement Agreement or any of the promissory notes issued pursuant thereto.

Section 7.19      Insurance Company.

         Borrower shall cause Grocers Insurance Company or any successor thereto ("GIC") to (a) comply in all material respects with all laws, regulations, rules and orders of any Government Authority applicable to GIC, except any thereof whose validity is being contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof, and (b) keep in force upon all of its operations policies of reinsurance carried with responsible companies in such amounts and covering all such risks as shall be customary in the industry. GIC is a wholly-owned Oregon subsidiary corporation of Grocers Insurance Group, which in turn is a wholly-owned subsidiary of Borrower.

Article 8
                             NEGATIVE COVENANTS

         So long as any Lender shall have any Commitment hereunder or there shall be any outstanding Acceptance Advances or Letter of Credit Usage and until payment in full of each Loan and performance of all other obligations of the Borrower under this Agreement and the other Loan Documents, the Borrower agrees that it will not do any of the following unless the Agent shall otherwise consent in writing.

Section 8.1       Liquidation, Merger, Sale of Assets.

         The Borrower shall not liquidate, dissolve or enter into any merger, consolidation, joint venture, partnership or other combination or sell, lease, or dispose of all or any substantial portion of its business or assets (excepting sales of goods in the ordinary course of business and excepting sales of notes pursuant to note purchase agreements) as constitutes a substantial portion thereof; provided, however, so long as no Default or Event of Default shall have occurred and be continuing or will occur as a result of such merger or consolidation, Borrower may merge or consolidate with any person provided that the surviving person be a corporation duly incorporated and validly existing under the laws of any state of the United States and provided further that such surviving corporation expressly assumes Borrower's obligations under this Agreement in a writing delivered to the Agent and the Lenders. Without limiting the foregoing, Borrower, and its consolidated subsidiaries, shall not in any fiscal year sell any portion of their business or assets having a value in excess of ten percent (10%) of their Consolidated Tangible Net Worth unless the proceeds of such sale or sales are reinvested within twelve (12) months in assets to be owned and utilized by Borrower in the ordinary course of its business; provided, however, in determining compliance with the foregoing requirement, sales of the following assets will be disregarded:
(a) individual assets having a book value of less than Two Hundred Fifty Thousand Dollars ($250,000), not to exceed in the aggregate One Million Five Hundred Thousand Dollars ($1,500,000) in any fiscal year, and (b) Indebtedness of Borrower's members owing to Borrower and incurred in connection with equipment, store or inventory financing provided by Borrower to such members.

Section 8.2       Contingent Indebtedness.

         Borrower shall not, at any time, have outstanding Contingent Indebtedness in an amount exceeding the sum of (a) Six Million Dollars ($6,000,000) and (b) fifty percent (50%) of Borrower's consolidated cumulative net income between September 29, 1990 and the date of determination. "Contingent Indebtedness" shall, as of any date of determination, mean the sum of (i) guaranties of the obligations of others (including the guaranty of lease obligations of Borrower's members to the extent such lease obligations are insured) and (ii) the product of (x) the Portfolio Loss Factor and (y) the total principal amount of Indebtedness owed by Borrower's members to Borrower in respect of store and equipment financing which has been sold by Borrower on a recourse basis. The term "Portfolio Loss Factor" shall mean the greater of (i) five (5) times the average for the three (3) most recently ended fiscal years of Borrower of the actual losses incurred during such fiscal year on the portfolio of Indebtedness owed to Borrower (or to a buyer of such Indebtedness from Borrower) by members for equipment and store financing divided by the average principal amount of such portfolio during such fiscal year; or (ii) three percent (3%).

Section 8.3       Liens.

         Borrower shall not create, assume or suffer to exist any Lien upon its assets except (i) liens on Borrower's Milwaukee, Oregon and Medford, Oregon properties securing mortgage indebtedness relating to such properties and any extensions, refinancing, or renewals thereof in an amount not exceeding the amount of such mortgage indebtedness outstanding immediately prior to such extension, refinancing or renewal; (ii) capital lease obligations; and (iii) Liens to secure indebtedness for the deferred purchase price of property acquired after the date hereof, but only if such Liens are limited to such property and its proceeds. Without limiting the generality of the foregoing, Borrower shall not pledge, grant a security interest in, or otherwise permit or suffer a lien to encumber all or any portion of its accounts receivables, chattel paper, documents, instruments, general intangibles or inventory. Notwithstanding the foregoing to contrary, the total amount of Indebtedness secured by (a) all Liens (excluding the Liens described in clause (iii) above; and (b) all liens described in subclauses (a), (b) and (c) of the definition of "Liens" set forth in Section 1.1 hereof, shall not at any time exceed fifteen percent (15%) of Borrower's Consolidated Tangible Net Worth.

Section 8.4       ERISA Compliance.

         Neither the Borrower nor any member of the Controlled Group nor any Plan will:

(a) engage in any "prohibited transaction" (as such term is defined in Section 406 or Section 2003(a) of ERISA) which could result in a material liability to the Borrower;

(b) incur any "accumulated funding deficiency" (as such term is defined in Section 302 of ERISA) whether or not waived which could result in a material liability to the Borrower;

(c) terminate any Pension Plan in a manner which could result in the imposition of a Lien on any property of the Borrower or any member of the Controlled Group pursuant to Section 4068 of ERISA; or

(d) violate state or federal securities laws applicable to any Plan in any material respect.

Section 8.5       No Name Change, Etc.

         Borrower shall not change its name, identity, or corporate structure in any manner.

Section 8.6       Transactions With or by Affiliates.

         Borrower will not directly or indirectly enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease, or exchange of any property) with any Borrower Affiliate on terms that are less favorable to Borrower than those which might be obtained at the time from persons who are not Borrower Affiliates. Borrower will not permit the sale or other disposition of, or suffer any Borrower Affiliate which Borrower directly or indirectly controls to sell or otherwise dispose of substantially all the assets of such Borrower Affiliate, except in the ordinary course of such Affiliate's business; and Borrower will not permit or suffer the sale or issuance by any Borrower Affiliate of any of its stock of any class, except stock issued to Borrower. A "Borrower Affiliate" is any person (or group of related persons) that (a) directly or indirectly controls or is controlled by or under common control with Borrower, or (b) owns more than five percent (5%) of Borrower's voting stock, or (c) is a director or officer of Borrower.

Article 9
                             EVENTS OF DEFAULT

Section 9.1       Events of Default.

         The occurrence of any of the following events shall constitute an "Event of Default" hereunder.

(a)      Payment Default.

                  The Borrower shall fail to pay for a period of five (5) Business Days after such payment becomes due any amount of principal of or interest on any Loan or any other amount payable by it hereunder or under any other Loan Document; or

(b)      Breach of Warranty.

                  Any representation or warranty made or deemed made by the Borrower under or in connection with this Agreement or any other Loan Document shall prove to have been incorrect in any material respect when made; or

(c)      Breach of Certain Covenants.

                  The Borrower shall fail to comply with any of the provisions of Sections 7.8(e), 7.11, 7.12, 7.13, 7.14, 7.15, 8.1, 8.2, 8.3
or 8.4 of this Agreement; or

(d)      Breach of Other Covenant.

                  The Borrower shall fail to perform or observe any other covenant, obligation or term of any Loan Document and such failure continues for thirty (30) days after written notice thereof shall have been given to Borrower by the Agent or, if the failure cannot be remedied either by the payment of money or with diligent efforts during such 30-day period then, so long as Borrower has commenced and diligently proceeded to remedy such failure during such 30-day period, for such longer period as is necessary to remedy the failure, provided that Borrower continues to use diligent efforts to remedy the failure within such longer period; or

(e)      Cross-default.

                  The Borrower shall fail (A) to pay when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) any Indebtedness which in the aggregate exceeds One Million Dollars ($1,000,000) (except any Loans or Drafts) or any interest or premium thereon and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or (B) to perform any term or covenant on its part to be performed under any agreement or instrument relating to any such Indebtedness and required to be performed and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure to perform is to accelerate or to permit the acceleration of the maturity of such Indebtedness; or (ii) any Indebtedness which in the aggregate exceeds One Million Dollars ($1,000,000) (except any Loans or Drafts) shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; or (iii) a "Termination Event" as such term is defined in any note purchase agreement or any other event which would entitle any party committed to purchase notes under a note purchase agreement to terminate such commitment prior to its scheduled expiration shall have occurred; or

(f)      Voluntary Bankruptcy, Etc.

                  The Borrower shall: (i) file a petition seeking relief for itself under Title 11 of the United States Code, as now constituted or hereafter amended, or file an answer consenting to, admitting the material allegations of or otherwise not controverting, or fail timely to controvert a petition filed against it seeking relief under Title 11 of the United State Code, as now constituted or hereafter amended; or (ii) file such petition or answer with respect to relief under the provisions of any other now existing or future applicable bankruptcy, insolvency, or other similar law of the United States of America or any State thereof or of any other country or jurisdiction providing for the reorganization, winding-up or liquidation of corporations or an arrangement, composition, extension or adjustment with creditors; or

(g)      Involuntary Bankruptcy, Etc.

                  An order for relief shall be entered against the Borrower under Title 11 of the United States Code, as now constituted or hereafter amended, which order is not stayed; or upon the entry of an order, judgment or decree by operation of law or by a court having jurisdiction in the premises which is not stayed adjudging it a bankrupt or insolvent under, or ordering relief against it under, or approving as properly filed a petition seeking relief against it under the provisions of any other now existing or future applicable bankruptcy, insolvency or other similar law of the United States of America or any State thereof or of any other country or jurisdiction providing for the reorganization, winding-up or liquidation of corporations or any arrangement, composition, extension or adjustment with creditors; or appointing a receiver, liquidator, assignee, sequestrator, trustee or custodian of the Borrower or of any substantial part of its property, or ordering the reorganization, winding-up or liquidation of its affairs; or upon the expiration of sixty (60) days after the filing of any involuntary petition against it seeking any of the relief specified in
Section 9.1(f) or this Section 9.1(g) without the petition being dismissed prior to that time; or

(h)      Insolvency, Etc.

                  The Borrower shall (i) make a general assignment for the benefit of its creditors or (ii) consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, or custodian of all or a substantial part of the property of the Borrower, or (iii) admit its insolvency or inability to pay its debts generally as they become due, or (iv) fail generally to pay its debts as they become due, or (v) take any action (or suffer any action to be taken by its directors or shareholders) looking to the dissolution or liquidation of the Borrower; or

(i)      Judgment.

                  A final judgment or order for the payment of money in excess of One Million Dollars ($1,000,000), shall be rendered against the Borrower and such judgment or order (a) is not covered by insurance and (b) shall continue unsatisfied and in effect for a period of thirty (30) consecutive days following entry, or all or a substantial part of the assets of Borrower are attached, seized, subject to writ or warrant or are levied on or come into the possession or control of a receiver, trustee, custodian or assignee for the benefit of creditors; or

(j)      ERISA.

                  The Borrower or any member of the Controlled Group shall fail to pay when due an amount or amounts aggregating in excess of One Million Dollars ($1,000,000) which it shall have become liable to pay to the PBGC or to a Plan under Section 515 of ERISA or Title IV of ERISA; or notice of intent to terminate a Plan or Plans (other than a multi-employer plan, as defined in Section 4001(3) of ERISA, having aggregate Unfunded Vested Liabilities in excess of Five Million Dollars ($5,000,000)) shall be filed under Title IV of ERISA by the Borrower, any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate any Plan or Plans which could result in any liability of the Borrower in excess of One Million Dollars ($1,000,000); or

(k)      Government Action.

                  Borrower is enjoined or restrained or in any way prevented by order of a court or other Governmental Authority from conducting all or a substantial part of its business affairs or operations; or

(l)      Change in Control.

                  Any person, or group of persons directly or indirectly under common control, shall obtain in excess of fifty percent (50%) of the outstanding voting stock of Borrower; or

(m)      Validity Contest.

                  The validity or enforceability of this Agreement, the Notes, or any other Loan Document is contested by Borrower or Borrower denies liability in respect of its obligations hereunder or thereunder; or

(n)      Insurance Claim.

                  A claim or claims that would normally be covered by insurance according to industry practices is made against GIC for the payment of more than One Million Dollars ($1,000,000) individually or in the aggregate and is not covered by reinsurance; or all or a material part of GIC's reinsurance policies shall be terminated for any reason. Section
9.2 Consequences of Default.

         If an Event of Default described in Section 9.1(f) or 9.1(g) shall occur and be continuing, then in any such case, the Commitments shall be immediately terminated and, if any Loans shall have been made, the principal of and interest on the Loans shall become immediately due and payable, if any Drafts have been accepted, all outstanding Acceptance Advances shall become immediately due and payable, and if any Letter of Credit has been issued, an amount equal to the Letter of Credit Usage shall become immediately due and payable all without notice or demand of any kind. If any other Event of Default shall occur and be continuing, then in any such case and at any time thereafter so long as any such Event of Default shall be continuing, the Agent may, and shall upon the request of Majority Lenders, immediately terminate the Commitments, and if Loans shall have been made, the Agent may, and shall upon the request of Majority Lenders, declare the principal of and the interest on the Loans and all other sums payable by the Borrower hereunder or under any other Loan Document to be immediately due and payable, if any Drafts have been accepted, the Agent may, and shall upon the request of Majority Lenders, declare the outstanding Acceptance Advances immediately due and payable, and if any Letter of Credit has been issued the Agent may, and on the request of Seafirst, shall declare an amount equal to the Letter of Credit Usage immediately due and payable whereupon the same shall become immediately due and payable all without protest, presentment, notice, or demand, all of which the Borrower expressly waives. Amounts paid or received hereunder in respect of issued and outstanding Letters of Credit which exceed amounts paid by Seafirst or a Seafirst Affiliate under such Letters of Credit shall be held (and applied) as cash collateral to secure the performance of all obligations of the Borrower owing to Seafirst and any Seafirst Affiliate in respect of Letter of Credits. Agent shall use its best efforts to provide same day notice of acceleration to Borrower, provided, however, that failure to give such notice shall not affect the rights of the Agent and Lenders hereunder. The Agent and Lenders may exercise or pursue any remedy or cause of action permitted by this Agreement, the Notes, any other Loan Document or applicable law. The rights and remedies provided by law, this Agreement, the Notes, and the other Loan Documents are cumulative and not exclusive, and the exercise or partial exercise of any right, power or remedy hereunder or thereunder shall not preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Article 10
                                 THE AGENT

Section 10.1      Authorization and Action.

         Each Lender hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement or the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement or the other Loan Documents except as expressly set forth herein. As to any matters not expressly provided for by this Agreement, including enforcement or collection of the Loans and Drafts, the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining) upon the instructions of the Majority Lenders, and such instructions shall be binding upon all the Lenders, provided that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to the Loan Documents or applicable law and provided, further, that without the consent of all Lenders, the Agent shall not change or modify any Lender's Commitment, the definition of "Majority Lenders", the timing or rates of interest payments, the timing or amounts of principal payments due in respect of Loans and Drafts, and provided, further, that the terms of Article 4 shall not be amended without the consent of Seafirst, and provided, further, that the terms of Sections
2.3 and 2.10(a), and this Article 10 shall not be amended without the prior written consent of the Agent (acting for its own account). In the absence of instructions from the Majority Lenders, the Agent shall have authority (but no obligation), in its sole discretion, to take or not to take any action, unless this Agreement specifically requires the consent of the Lenders or the consent of the Majority Lenders and any such action or failure to act shall be binding on all the Lenders. Each Lender and each holder of any Note shall execute and deliver such additional instruments, including powers of attorney in favor of the Agent, as may be necessary or desirable to enable the Agent to exercise its powers hereunder.

Section 10.2      Duties and Obligations.

(a) Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or any of them under or in connection with this Agreement or any other Loan Document except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Agent (i) may treat each Lender which is a party hereto as the party entitled to receive payments hereunder until the Agent receives written notice of the assignment of such Lender's interest herein signed by such Lender and made in accordance with the terms hereof and a written agreement of the assignee that it is bound hereby to the same extent as it would have been had it been an original party hereto, in each case in form satisfactory to the Agent; (ii) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement, any other Loan Document, or in any instrument or document furnished pursuant hereto or thereto; (iv) shall not have any duty to ascertain or to inquire as to the performance of any of the terms, covenants, or conditions of the Loan Documents, or of any instrument or document furnished pursuant thereto on the part of the Borrower or as to the use of the proceeds of any Loan or the proceeds received in respect of any Draft; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, effectiveness, or value of this Agreement, of any other Loan Document, or of any instrument or document furnished pursuant hereto or thereto; and (vi) shall incur no liability under or in respect to this Agreement or any other Loan Document by acting upon any oral or written notice, consent, certificate or other instrument or writing (which may be by telex, facsimile transmission, telegram or cable) believed by it to be genuine and signed, sent or made by the proper party or parties or by acting upon any representation or warranty of the Borrower made or deemed to be made in this Agreement or any other Loan Document. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

(b) The Agent will promptly transmit to each Lender copies of all documents received from the Borrower pursuant to the requirements of this Agreement other than documents which by the terms of this Agreement, the Borrower is obligated to deliver directly to Lenders.

(c) Each Lender or its assignee shall furnish to the Agent in a timely fashion such documentation (including, but not by way of limitation, IRS Forms Nos. W-8, 1001 and 4224) as may be reasonably requested by the Agent to establish such Lender's status for tax withholding purposes.

(d) The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default under any of the Loan Documents unless the Agent has received written notice from a Lender or the Borrower referring to one or more of the Loan Documents, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent receives such a notice, the Agent shall promptly notify each of the Lenders.

Section 10.3      Dealings Between Seafirst and Borrower.

         With respect to its Commitment, the Loans made by it, the Drafts accepted by it, and the Letters of Credit issued by it, Seafirst shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not the Agent, and the term "Lender" as used herein and in the other Loan Documents shall unless otherwise expressly indicated include Seafirst in its individual capacity. Seafirst may accept deposits from, lend money to, act and generally engage in any kind of business with the Borrower and any person which may do business with the Borrower, all as if Seafirst were not the Agent hereunder and without any duty to account therefor to the Lenders.

Section 10.4      Lender Credit Decision.

         Each Lender acknowledges that it has, independently and without reliance upon the Agent or the other Lenders and based upon such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or the other Lenders and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

Section 10.5      Indemnification.

         Each Lender agrees to indemnify the Agent (to the extent not reimbursed by the Borrower) ratably, in the same proportion that its aggregate Commitments bear to the Total Commitment, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by the Agent under this Agreement or any other Loan Document, except any such as result from the Agent's gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse the Agent promptly on demand ratably, in the same proportion that its aggregate Commitments bear to the Total Commitment, for any out-of-pocket expenses, including legal fees, incurred by the Agent in connection with the administration or enforcement or preservation of any rights under any Loan Document (to the extent that the Agent is not reimbursed for such expenses by the Borrower).

Section 10.6      Successor Agent.

         The Agent may give written notice of resignation at any time to the Lenders and may be removed at any time with cause by the Majority Lenders. The Majority Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Agent, then the retiring Agent may on behalf of the Lenders, appoint a successor Agent, which shall be one of the Lenders or a bank organized under the laws of the United States or of any state thereof, or any affiliate of such bank, and having a combined capital and surplus of at least Five Hundred Million Dollars ($500,000,000). Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. Until the acceptance by such a successor Agent, the retiring Agent shall continue as "Agent" hereunder. After any retiring Agent's resignation or removal hereunder as Agent shall become effective, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. Any person into which the Agent may be merged or converted or with which it may be consolidated or any person resulting from any merger, conversion or consolidation to which it shall be a party or any person to which the Agent may sell or transfer all or substantially all of its agency relationships shall be the successor to the Agent hereunder without the execution or filing of any paper or further act, anything herein to the contrary notwithstanding.

Article 11
                               MISCELLANEOUS

Section 11.1      No Waiver; Remedies Cumulative.

         No failure by the Agent or any Lender to exercise, and no delay in exercising, any right, power or remedy under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power, or remedy. The exercise of any right, power, or remedy shall in no event constitute a cure or waiver of any Event of Default under this Agreement or any other Loan Document or prejudice the rights of the Agent and the Lenders in the exercise of any right hereunder or thereunder. The rights and remedies provided herein and therein are cumulative and not exclusive of any right or remedy provided by law.

Section 11.2      Right of Setoff.

         Upon the occurrence of an Event of Default, the Lenders shall have the right, but not the obligation, to setoff and apply all deposits of every kind held by the Lenders and their affiliates or obligations owed by the Lenders and their affiliates to Borrower against the Indebtedness and obligations of Borrower evidenced by this Agreement, the Notes and the other Loan Documents.

Section 11.3      Governing Law.

         This Agreement and the other Loan Documents shall be governed by and construed in accordance with the internal laws of the State of Washington, U.S.A.

Section 11.4      Consent to Jurisdiction; Waiver of Immunities; Attorneys'
Fees.

         The Borrower hereby irrevocably submits to the nonexclusive jurisdiction of any state or federal court sitting in Seattle, King County, Washington, in any action or proceeding brought to enforce or otherwise arising out of or relating to this Agreement or any other Loan Document and irrevocably waives to the fullest extent permitted by law any objection which it may now or hereafter have to the laying of venue in any such action or proceeding in any such forum, and hereby further irrevocably waives any claim that any such forum is an inconvenient forum. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Nothing in this Section
11.4 shall impair the right of the Agent, any Lender or the holder of any Note to bring any action or proceeding against the Borrower or its property in the courts of any other jurisdiction, and the Borrower irrevocably submits to the nonexclusive jurisdiction of the appropriate courts of the jurisdiction in which the Borrower is incorporated or sitting or of any place where property or an office of the Borrower is located.

Section 11.5      Notices.

         All notices and other communications provided for in this Agreement shall be in writing or (unless otherwise specified) by telex, facsimile transmission, telegram or cable and shall be mailed (with first class postage prepaid) or sent or delivered to each party at the address set forth under its name on the signature page hereof, or at such other address as shall be designated by such party in a written notice to each other party. Except as otherwise specified all notices sent by mail, if duly given, shall be effective three (3) Business Days after deposit into the mails, all notices sent by a nationally recognized overnight courier service, if duly given, shall be effective one (1) Business Day after delivery to such courier service, and all other notices and communications if duly given or made shall be effective upon receipt.

Section 11.6      Mandatory Arbitration.

         Any controversy or claim between or among the parties, including those arising out of or relating to this Agreement or Loan Documents and any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the AAA. The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. No provision of this Section 11.6 shall limit the right of any party to this Agreement to exercise self-help remedies such as setoff, foreclosure against or sale of any collateral or security, or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of any such remedy does not waive the right of either party to resort to arbitration.

Section 11.7      Assignment and Participations.

         This Agreement shall be binding upon and inure to the benefit of the parties and their respective Successors and assigns, provided that the Borrower may not assign or otherwise transfer all or any part of its rights or obligations hereunder or under any other Loan Document without the prior written consent of the Agent, and any such assignment or transfer purported to be made without such consent shall be ineffective. Any Lender may at any time sell participation interests in its Loans and Commitments to another bank or financial institution. Such sales may be made without the consent of the Agent, the Borrower or any other Lender provided, however, that (a) the selling Lender shall have provided the Borrower and the Agent with prior written notice of the proposed sale of any participation interest in any Loan or in such Lender's Commitment; and (b) that the selling Lender retains the right to vote as a Lender hereunder in respect of the interest sold without being bound to obtain the consent of its participant or to exercise its rights in accordance with instructions received from its participant (except that the participant's consent can be required for proposed changes to the timing or amount of principal payments or changes to the timing, rate or amount of payments of interest or fees). Any Lender may assign or otherwise transfer all or any part of its interest under the Loan Documents to another bank or financial institution with the prior written consent of the Agent which consent will not be unreasonably withheld or delayed. The assignee of any permitted sale or assignment (including assignments for security and sales of participations) shall have the same rights and benefits against the Borrower and otherwise under the Loan Documents (excepting however, in the case of sales of participations, the right to grant or withhold consents or otherwise vote in respect thereof) including the right of setoff, and in the case of any outright assignment (as distinguished from an assignment for security or the sale of a participation) the same obligations in respect thereof, as if such assignee were an original Lender. Except to the extent otherwise required by the context of this Agreement, the word "Lender" where used in this Agreement shall mean and include any holder of a Note originally issued to a Lender hereunder, and subject to the terms of this Section 11.7, each such holder shall be bound by and have the benefits of this Agreement the same as if such holder had been a signatory hereto. Any outright assignment of a Lender's interest hereunder to another Lender made in conformance with the terms of this Section 11.7 shall result in a corresponding adjustment to the selling and purchasing Lenders' Commitments.

Section 11.8      Severability.

         Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, the parties waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

Section 11.9      Survival.

         The representations, warranties and indemnities of the Borrower in favor of the Agent and Lenders shall survive indefinitely and, without limiting the foregoing, shall survive the execution and delivery of this Agreement and the other Loan Documents, the making of any Loan, the acceptance and discount of any Draft, the issuance of any Letter of Credit, the expiration of the Commitments and the repayment of all Loans, Acceptance Advances, Letters of Credit and other amounts due hereunder or under the other Loan Documents.

Section 11.10     Conditions Not Fulfilled.

         If any Commitment is not borrowed, any drafts presented are not accepted, or any requested letter of credit is not issued owing to nonfulfillment of any condition precedent specified in Article 5 or, in the case of drafts, any additional conditions specified in Article 3, or, in the case of letters of credit, any additional conditions specified in
Article 4, no party hereto shall be responsible to any other party for any damage or loss by reason thereof, except that the Borrower shall in any event be liable to pay the fees, Taxes, and expenses for which it is obligated hereunder. If for any other reason the Commitment of any Lender is not borrowed, any presented draft is not accepted or any requested letter of credit is not issued, neither the Agent nor any other Lender shall be responsible to the Borrower for any damage or loss by reason thereof, nor shall any other Lender or the Borrower be excused from its performance hereunder.

Section 11.11     Entire Agreement; Amendment, Etc.

         This Agreement together with the exhibits hereto comprises the entire agreement of the parties and may not be amended or modified except by written agreement of the Borrower and the Agent. No provision of this Agreement may be waived except in writing and then only in the specific instance and for the specific purpose for which given.

Section 11.12     Other Debt.

         Borrower expressly agrees that the payment and performance of the Indebtedness evidenced by this Agreement, the Notes and the other Loan Documents shall not be inferior or subordinate to, but rather shall rank no less than pari passu with, all other Indebtedness of Borrower, except to the extent such other Indebtedness shall be secured by a Lien described in and permitted under Section 8.3 hereof.

Section 11.13     Authorized Officers.

         A list of officers and employees initially authorized to request Loans, present drafts, or request letters of credit is attached hereto as
Schedule 2. Borrower may amend that list from time to time by supplements executed by the Borrower's president and chief financial officer. The Agent and Lenders may act in reliance upon any oral, telephonic, or written request believed in good faith to have been received from or authorized by any of the persons identified on the list attached hereto as Schedule 2 (as the same may be supplemented from time to time).

Section 11.14     Headings.

         The headings of the various provisions of this Agreement are for convenience of reference only, do not constitute a part hereof, and shall not affect the meaning or construction of any provision hereof.

Section 11.15     Counterparts.

         This Agreement may be executed in any number of counterparts, all of which when taken together shall be deemed a single original.

Section 11.16     Oral Agreements Not Enforceable.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or agents thereunto duly authorized as of the date first above written.

         BORROWER:              UNITED GROCERS, INC.



                        By:     /s/ JOHN W. WHITE
                        Its:           Vice President

                        Address:


                        Facsimile Number:



         LENDERS:       BANK OF AMERICA NW, N.A.
                        d/b/a SEAFIRST BANK



                        By:       /s/ Gordon A. Gray
                        Its:              VP

                        Address:     701 Fifth Avenue, Floor 12
                                     Seattle, WA  98104

                        Facsimile Number:  (206) 358-3113



                        UNITED STATES NATIONAL BANK OF OREGON

                        By:       /s/ William H. Long
                        Its:              Vice President

                        Address:      111 S.W. Fifth, Suite 400
                                            PO Box 4412
                                            Portland, Oregon  97208

                        Facsimile Number:  (503) 275-7290

                        THE HONGKONG AND SHANGHAI BANKING CORPORATION, LIMITED

                        By:        /s/ L. Randolph Todd
                        Its:         Senior Vice President

                        Address: The Hongkong and Shanghai Banking
                                        Corporation, Portland, Oregon

                                Facsimile Number:   242-2413

                                900 SW Fifth Avenue, Ste. 1550
                                Portland, OR  97204

         AGENT:          AGENT:BANK OF AMERICA NW, N.A.
                         d/b/a SEAFIRST BANK

                         By:    /s/ Dora A. Brown
                         Its:          A.V.P.

                         Address:     701 Fifth Avenue, Floor 16
                                      Seattle, WA  98104

                         Facsimile Number:  (206) 358-0971

                            AMENDED AND RESTATED
                              CREDIT AGREEMENT

                                By and Among

                          BANK OF AMERICA NW, N.A.
                   UNITED STATES NATIONAL BANK OF OREGON
           THE HONGKONG AND SHANGHAI BANKING CORPORATION, LIMITED



                                as Lenders,

                          BANK OF AMERICA NW, N.A.

                                 as Agent,

                                    and

                            UNITED GROCERS, INC.
                                as Borrower



                                   ---------------------------------------------



                                May 31, 1996



                                   ---------------------------------------------



                                                   $115,000,000

                             TABLE OF CONTENTS
                                                                                     Page
iv - TABLE OF CONTENTS


Article 1 DEFINITIONS 2

   Section 1.1  Certain Defined Terms................................................   2
   Section 1.2  Interest Rate Definitions............................................   6
   Section 1.3  General Principles Applicable to Definitions.........................   6
   Section 1.4  Accounting Terms.....................................................   7

Article 2 THE LOANS   7

   Section 2.1  Loans.7
         (a)    Revolving Line of Credit.............................................   7
         (b)    Operating Line of Credit.............................................   7
         (c)    Long-term Acquisition Line of Credit.................................   8
         (d)    Short-term Acquisition Line of Credit................................   8
         (e)    Overnight Line of Credit.............................................   9
         (f)    Relationship to Prior Credit Agreement...............................   9
   Section 2.2  Manner of Borrowing..................................................   9
   Section 2.3  Agent's Right to Fund................................................   10
   Section 2.4  Repayment of Principal...............................................   10
   Section 2.5  Interest on Loans....................................................   11
         (a)    Interest Definitions.................................................   11
         (b)    General Provisions...................................................   12
         (c)    Selection of Alternative Rates for Loans.............................   13
         (d)    Selection of Applicable Interest Rate for Overnight Loans............   14
         (e)    Applicable Days For Computation of Interest..........................   15
         (f)    Unavailable Fixed Rate...............................................   15
         (g)    Compensation for Increased Costs.....................................   15
   Section 2.6  Prepayments..........................................................   16
   Section 2.7  Notes.17
   Section 2.8  Manner of Payments...................................................   17
   Section 2.9  Application of Proceeds..............................................   18
         (a)    Before Default.......................................................   18
         (b)    Payments after Default...............................................   20
         (c)    Setoffs..............................................................   21
         (d)    General Provisions...................................................   213
   Section 2.10 Fees. 22
         (a)    Agent's Fee..........................................................   22
         (b)    Certain Commitment Fees..............................................   22
         (c)    U.S. Bank Commitment Fees............................................   23
         (d)    Seafirst Commitment Fees.............................................   23
         (e)    Payment of Commitment Fees...........................................   23
   Section 2.11 Reduction in Commitments.............................................   23
         (a)    Voluntary Reduction in Commitments...................................   23
         (b)    Automatic Reduction in Commitments...................................   24

Article 3 BANKERS'ACCEPTANCES........................................................   24

   Section 3.1  Bankers'Acceptances..................................................   24
   Section 3.2  Manner of Presenting Drafts..........................................   24
   Section 3.3  Discounting of Drafts................................................   26
   Section 3.4  Indemnification; Increased Costs.....................................   26
   Section 3.5  Payment of Drafts by Borrower........................................   27
   Section 3.6  Compliance With Governmental Regulations; Insurance..................   27
   Section 3.7  Guaranty of Documents and Instruments................................   28
   Section 3.8  Revocation by Operation of Law.......................................   28
   Section 3.9  Relationship to Prior Credit Agreement...............................   28

Article 4 LETTERS OF CREDIT..........................................................   28

   Section 4.1  Letters of Credit....................................................   28
   Section 4.2  Manner of Requesting Letters of Credit...............................   29
   Section 4.3  Indemnification; Increased Costs.....................................   30
   Section 4.4  Payment by Borrower..................................................   30
   Section 4.5  Relationship to Prior Credit Agreement...............................   31

Article 5 CONDITIONS  31

   Section 5.1  Notice of Borrowing, Promissory Notes, Etc...........................   31
   Section 5.2  Corporate Authority..................................................   31
   Section 5.3  Legal Opinion........................................................   31
   Section 5.4  Defaults, Etc........................................................   32
   Section 5.5  Payment of All Accrued Interest and Fees.............................   32
   Section 5.6  Other Information....................................................   32

Article 6 REPRESENTATIONS AND WARRANTIES.............................................   32

   Section 6.1  Corporate Existence and Power........................................   32
   Section 6.2  Corporate Authorization..............................................   32
   Section 6.3  Government Approvals, Etc............................................   33
   Section 6.4  Binding Obligations, Etc.............................................   33
   Section 6.5  Litigation...........................................................   33
   Section 6.6  Indebtedness.........................................................   33
   Section 6.7  Financial Condition..................................................   33
   Section 6.8  Title and Liens......................................................   34
   Section 6.9  Taxes.34
   Section 6.10 Laws, Orders, Other Agreements.......................................   34
   Section 6.11 Federal Reserve Regulations..........................................   34
   Section 6.12 ERISA.34
   Section 6.13 Security Offerings...................................................   35
   Section 6.14 Warranties with Respect to Drafts....................................   35
   Section 6.15 Further Warranties with Respect to Drafts............................   35
   Section 6.16 Acceptances..........................................................   36
   Section 6.17 Patents, Licenses, Franchises........................................   36
   Section 6.18 Investment Company; Public Utility Holding Company...................   36
   Section 6.19 Environmental and Safety Health Matters..............................   36
   Section 6.20 Reaffirmation........................................................   36
   Section 6.21 Representations as a Whole...........................................   36

Article 7 AFFIRMATIVE COVENANTS......................................................   37

   Section 7.1  Preservation of Corporate Existence, Etc.............................   37
   Section 7.2  Keeping of Books and Records; Visitation Rights......................   37
   Section 7.3  Maintenance of Property, Etc.........................................   37
   Section 7.4  Compliance with Laws, Etc............................................   37
   Section 7.5  Other Obligations....................................................   37
   Section 7.6  Insurance............................................................   38
   Section 7.7  Financial Information................................................   38
         (a)    Annual Audited Financial Statements..................................   38
         (b)    Quarterly Unaudited Financial Statements.............................   38
         (c)    Quarterly Compliance Certificates....................................   38
         (d)    Other.39
   Section 7.8  Notification.........................................................   39
   Section 7.9  Additional Payments; Additional Acts.................................   39
   Section 7.10 Use of Proceeds from Acceptances.....................................   40
   Section 7.11 Funded Debt..........................................................   40
   Section 7.12 Working Capital......................................................   40
   Section 7.13 Fixed Charge Coverage................................................   40
   Section 7.14 Minimum Capital and Subordinated Debt................................   41
   Section 7.15 Member Notes Receivable Ratio........................................   41
   Section 7.16 Relocation of Offices................................................   41
   Section 7.17 Use of Proceeds......................................................   41
   Section 7.18 Amendments to Private Placement; Prepayments of Private Placement....   41
   Section 7.19 Insurance Company....................................................   42

Article 8 NEGATIVE COVENANTS.........................................................   42

   Section 8.1  Liquidation, Merger, Sale of Assets..................................   42
   Section 8.2  Contingent Indebtedness..............................................   43
   Section 8.3  Liens.43
   Section 8.4  ERISA Compliance.....................................................   43
   Section 8.5  No Name Change, Etc..................................................   44
   Section 8.6  Transactions With or by Affiliates...................................   44

Article 9 EVENTS OF DEFAULT..........................................................   44

   Section 9.1  Events of Default....................................................   44
         (a)    Payment Default......................................................   44
         (b)    Breach of Warranty...................................................   45
         (c)    Breach of Certain Covenants..........................................   45
         (d)    Breach of Other Covenant.............................................   45
         (e)    Cross-default........................................................   45
         (f)    Voluntary Bankruptcy, Etc............................................   45
         (g)    Involuntary Bankruptcy, Etc..........................................   46
         (h)    Insolvency, Etc......................................................   46
         (i)    Judgment.............................................................   46
         (j)    ERISA.46
         (k)    Government Action....................................................   47
         (l)    Change in Control....................................................   47
         (m)    Validity Contest.....................................................   47
         (n)    Insurance Claim......................................................   47
   Section 9.2  Consequences of Default..............................................   47

Article 10 THE AGENT  48

   Section 10.1 Authorization and Action.............................................   48
   Section 10.2 Duties and Obligations...............................................   49
   Section 10.3 Dealings Between Seafirst and Borrower...............................   50
   Section 10.4 Lender Credit Decision...............................................   50
   Section 10.5 Indemnification......................................................   50
   Section 10.6 Successor Agent......................................................   50

Article 11 MISCELLANEOUS.............................................................   51

   Section 11.1 No Waiver; Remedies Cumulative.......................................   51
   Section 11.2 Right of Setoff......................................................   51
   Section 11.3 Governing Law........................................................   51
   Section 11.4 Consent to Jurisdiction; Waiver of Immunities; Attorneys'Fees........   51
   Section 11.5 Notices..............................................................   52
   Section 11.6 Mandatory Arbitration................................................   52
   Section 11.7 Assignment and Participations........................................   52
   Section 11.8 Severability.........................................................   53
   Section 11.9 Survival.............................................................   53
   Section 11.10      Conditions Not Fulfilled.......................................   53
   Section 11.11      Entire Agreement; Amendment, Etc...............................   54
   Section 11.12      Other Debt.....................................................   54
   Section 11.13      Authorized Officers............................................   54
   Section 11.14      Headings.......................................................   54
   Section 11.15      Counterparts...................................................   54
   Section 11.16      Oral Agreements Not Enforceable................................   55

                             AMENDMENT NUMBER ONE TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT NUMBER ONE TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made as of this 25th day of July, 1996 by and among BANK OF AMERICA NW, N.A., successor by name change to Seattle-First National Bank, a national banking association ("Seafirst"), UNITED STATES NATIONAL BANK OF OREGON, a national banking association ("U.S. Bank"), THE HONGKONG AND SHANGHAI BANKING CORPORATION, LIMITED, an extra national banking institution ("Hong Kong Bank") (each individually a "Lender" and collectively the "Lenders"), SEAFIRST, as agent for the Lenders (the "Agent") and UNITED GROCERS, INC., an Oregon corporation (the "Borrower").

                                    RECITALS

         A. The Lenders, the Borrower and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 31, 1996 (as the same has been or may be amended, modified or extended from time to time the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

         B. Subject to the terms and conditions of the Credit Agreement, Seafirst and U.S. Bank have agreed to make Short-term Acquisition Loans to the Borrower during the period beginning on the date of the Credit Agreement and ending on the Short-term Acquisition Line Maturity Date.

         C. The Borrower has requested that the Agent and the Lenders extend the Short-term Acquisition Line Maturity Date until September 30, 1996. The Agent and the Lenders are prepared extend the Short-term Acquisition Line Maturity Date on the terms and conditions set forth below.

         NOW, THEREFORE, the parties agree as follows:

                                    AGREEMENT

1. Definitions. Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

2. Amendments to Credit Agreement. In Section 1.1 of the Credit Agreement, the definition of "Short-term Acquisition Line Maturity Date" is amended and restated to read as follows:

     "Short-term Acquisition Line Maturity Date" means September 30, 1996.

3. Promissory Notes. All references to the "Short-term Acquisition Line Maturity Date" contained in the Short-term Acquisition Notes shall mean the Short-term Acquisition Line Maturity Date as defined in the Credit Agreement, as hereby amended.

4. Conditions to Effectiveness. Notwithstanding anything contained herein to the contrary, this Amendment shall not become effective until each of the following conditions is fully and simultaneously satisfied on or before July 31, 1996:

4.1 Delivery of Amendment. The Borrower, the Agent and each Lender shall have executed and delivered counterparts of this Amendment to Agent.

4.2 Reimbursement for Expenses. The Borrower shall have reimbursed the Agent for all expenses actually incurred by the Agent in connection with the preparation of the Credit Agreement and the other Loan Documents and shall have paid all other amounts due and owing under the Loan Documents.

4.3 Borrower Corporate Authority. The Agent shall have received such evidence of corporate authority as the Agent shall request.

4.4 Representations True; No Default. The representations of the Borrower as set forth in Article 6 of the Credit Agreement shall be true on and as of the date of this Amendment with the same force and effect as if made on and as of this date. No Event of Default and no event which, with notice or lapse of time or both, would constitute a Event of Default, shall have occurred and be continuing or will occur as a result of the execution of this Amendment.

5. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Agent that each of the representations and warranties set forth in Article 6 of the Credit Agreement is true and correct in each case as if made on and as of the date of this Amendment and the Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

6. No Further Amendment. Except as expressly modified by the terms of this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and the parties hereto expressly reaffirm and ratify their respective obligations thereunder.

7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Washington.

8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

9. Oral Agreements Not Enforceable. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number One to Amended and Restated Credit Agreement as of the date first above written.

BORROWER:                       UNITED GROCERS, INC.

                                By:
                                    Its:

LENDERS:                        BANK OF AMERICA NW, N.A.

                                By:
                                    Its:

                                UNITED STATES NATIONAL BANK OF OREGON

                                By:
                                    Its:

                                THE HONGKONG AND SHANGHAI BANKING CORPORATION, LIMITED

                                By:
                                    Its:


AGENT:                          BANK OF AMERICA NW, N.A.

                                By:
                                    Its:

                             AMENDMENT NUMBER TWO TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT NUMBER TWO TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made as of this 27th day of September, 1996 by and among BANK OF AMERICA NW, N.A., successor by name change to Seattle-First National Bank, a national banking association ("Seafirst"), UNITED STATES NATIONAL BANK OF OREGON, a national banking association ("U.S. Bank"), THE HONGKONG AND SHANGHAI BANKING CORPORATION, LIMITED, an extra national banking institution ("Hong Kong Bank") (each individually a "Lender" and collectively the "Lenders"), SEAFIRST, as agent for the Lenders (the "Agent") and UNITED GROCERS, INC., an Oregon corporation (the "Borrower").

                                    RECITALS

         A. The Lenders, the Borrower and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 31, 1996, as amended by that certain Amendment Number Two to Amended and Restated Credit Agreement dated as of July 25, 1996 (as the same has been or may be amended, modified or extended from time to time the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

         B. Subject to the terms and conditions of the Credit Agreement, Seafirst and U.S. Bank have agreed to make Short-term Acquisition Loans to the Borrower during the period beginning on the date of the Credit Agreement and ending on the Short-term Acquisition Line Maturity Date.

         C. The Borrower has requested that the Agent and the Lenders extend the Short-term Acquisition Line Maturity Date until October 31, 1996 and extend the Long-term Acquisition Line Maturity Date until October 31, 1997. The Agent and the Lenders are prepared to extend the Short-term Acquisition Line Maturity Date and extend the Long-term Acquisition Line Maturity Date on the terms and conditions set forth below.

         NOW, THEREFORE, the parties agree as follows:

                                    AGREEMENT

1. Definitions. Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

2. Amendments to Credit Agreement. In Section 1.1 of the Credit Agreement, amendments are made to the definitions, as follows:

2.1 Short-term Acquisition Line Maturity Date. The definition of "Short-term Acquisition Line Maturity Date" is amended and restated to read as follows:

     "Short-term Acquisition Line Maturity Date" means October 31, 1996.

2.2 Long-term Acquisition Line Maturity Date. The definition of "Long-term Acquisition Line Maturity Date" is amended and restated to read as follows:

     "Long-term Acquisition Line Maturity Date" means October 31, 1997.

3. Promissory Notes.

3.1 Short-term Acquisition Notes. All references to the "Short-term Acquisition Line Maturity Date" contained in the Short-term Acquisition Notes shall mean the Short-term Acquisition Line Maturity Date as defined in the Credit Agreement, as hereby amended.

3.2 Long-term Acquisition Notes. All references to the "Long-term Acquisition Line Maturity Date" contained in the Long-term Acquisition Notes shall mean the Long-term Acquisition Line Maturity Date as defined in the Credit Agreement, as hereby amended.

4. Conditions to Effectiveness. Notwithstanding anything contained herein to the contrary, this Amendment shall not become effective until each of the following conditions is fully and simultaneously satisfied on or before September 30, 1996:

4.1 Delivery of Amendment. The Borrower, the Agent and each Lender shall have executed and delivered counterparts of this Amendment to Agent.

4.2 Reimbursement for Expenses. The Borrower shall have reimbursed the Agent for all expenses actually incurred by the Agent in connection with the preparation of the Credit Agreement and the other Loan Documents and shall have paid all other amounts due and owing under the Loan Documents.

4.3 Borrower Corporate Authority. The Agent shall have received such evidence of corporate authority as the Agent shall request.

4.4 Representations True; No Default. The representations of the Borrower as set forth in Article 6 of the Credit Agreement shall be true on and as of the date of this Amendment with the same force and effect as if made on and as of this date. No Event of Default and no event which, with notice or lapse of time or both, would constitute a Event of Default, shall have occurred and be continuing or will occur as a result of the execution of this Amendment.

5. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Agent that each of the representations and warranties set forth in Article 6 of the Credit Agreement is true and correct in each case as if made on and as of the date of this Amendment and the Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

6. No Further Amendment. Except as expressly modified by the terms of this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and the parties hereto expressly reaffirm and ratify their respective obligations thereunder.

7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Washington.

8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

9. Oral Agreements Not Enforceable. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number Two to Amended and Restated Credit Agreement as of the date first above written.

BORROWER:                     UNITED GROCERS, INC.

                              By:
                                  Its:

LENDERS:                      BANK OF AMERICA NW, N.A.

                              By:
                                  Its:

                              UNITED STATES NATIONAL BANK OF OREGON

                              By:
                                  Its:

                              THE HONGKONG AND SHANGHAI BANKING CORPORATION, LIMITED

                              By:
                                  Its:

AGENT:                        BANK OF AMERICA NW, N.A.

                              By:
                                  Its:

                            AMENDMENT NUMBER THREE TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT NUMBER THREE TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made as of this 28th day of October, 1996 by and among BANK OF AMERICA NW, N.A., successor by name change to Seattle-First National Bank, a national banking association ("Seafirst"), UNITED STATES NATIONAL BANK OF OREGON, a national banking association ("U.S. Bank"), THE HONGKONG AND SHANGHAI BANKING CORPORATION, LIMITED, an extra national banking institution ("Hong Kong Bank") (each individually a "Lender" and collectively the "Lenders"), SEAFIRST, as agent for the Lenders (the "Agent") and UNITED GROCERS, INC., an Oregon corporation (the "Borrower").

                                    RECITALS

         A. The Lenders, the Borrower and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 31, 1996, as amended by that certain Amendment Number One to Amended and Restated Credit Agreement dated as of July 25, 1996 and by that certain Amendment Number Two to Amended and Restated Credit Agreement dated as of September 27, 1996 (as the same has been or may be amended, modified or extended from time to time the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

         B. Subject to the terms and conditions of the Credit Agreement, Seafirst and U.S. Bank have agreed to make Short-term Acquisition Loans to the Borrower during the period beginning on the date of the Credit Agreement and ending on the Short-term Acquisition Line Maturity Date.

         C. The Borrower has requested that the Agent and the Lenders extend the Short-term Acquisition Line Maturity Date until December 31, 1996 and extend the Long-term Acquisition Line Maturity Date until December 31, 1997. The Agent and the Lenders are prepared to extend the Short-term Acquisition Line Maturity Date and extend the Long-term Acquisition Line Maturity Date on the terms and conditions set forth below.

         NOW, THEREFORE, the parties agree as follows:

                                    AGREEMENT

1. Definitions. Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

2. Amendments to Credit Agreement. In Section 1.1 of the Credit Agreement, amendments are made to the definitions, as follows:

2.1 Short-term Acquisition Line Maturity Date. The definition of "Short-term Acquisition Line Maturity Date" is amended and restated to read as follows:

     "Short-term Acquisition Line Maturity Date" means December 31, 1996.

2.2 Long-term Acquisition Line Maturity Date. The definition of "Long-term Acquisition Line Maturity Date" is amended and restated to read as follows:

     "Long-term Acquisition Line Maturity Date" means December 31, 1997.

3. Promissory Notes.

3.1 Short-term Acquisition Notes. All references to the "Short-term Acquisition Line Maturity Date" contained in the Short-term Acquisition Notes shall mean the Short-term Acquisition Line Maturity Date as defined in the Credit Agreement, as hereby amended.

3.2 Long-term Acquisition Notes. All references to the "Long-term Acquisition Line Maturity Date" contained in the Long-term Acquisition Notes shall mean the Long-term Acquisition Line Maturity Date as defined in the Credit Agreement, as hereby amended.

4. Conditions to Effectiveness. Notwithstanding anything contained herein to the contrary, this Amendment shall not become effective until each of the following conditions is fully and simultaneously satisfied on or before October 31, 1996:

4.1 Delivery of Amendment. The Borrower, the Agent and each Lender shall have executed and delivered counterparts of this Amendment to Agent.

4.2 Reimbursement for Expenses. The Borrower shall have reimbursed the Agent for all expenses actually incurred by the Agent in connection with the preparation of the Credit Agreement and the other Loan Documents and shall have paid all other amounts due and owing under the Loan Documents.

4.3 Borrower Corporate Authority. The Agent shall have received such evidence of corporate authority as the Agent shall request.

4.4 Representations True; No Default. The representations of the Borrower as set forth in Article 6 of the Credit Agreement shall be true on and as of the date of this Amendment with the same force and effect as if made on and as of this date. No Event of Default and no event which, with notice or lapse of time or both, would constitute a Event of Default, shall have occurred and be continuing or will occur as a result of the execution of this Amendment.

5. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Agent that each of the representations and warranties set forth in Article 6 of the Credit Agreement is true and correct in each case as if made on and as of the date of this Amendment and the Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

6. No Further Amendment. Except as expressly modified by the terms of this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and the parties hereto expressly reaffirm and ratify their respective obligations thereunder.

7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Washington.

8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

9. Oral Agreements Not Enforceable. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number Three to Amended and Restated Credit Agreement as of the date first above written.

BORROWER:                    UNITED GROCERS, INC.

                             By:
                                 Its:

LENDERS:                     BANK OF AMERICA NW, N.A.

                             By:
                                 Its:

                             UNITED STATES NATIONAL BANK OF OREGON

                             By:
                                 Its:

                             THE HONGKONG AND SHANGHAI BANKING CORPORATION, LIMITED

                             By:
                                 Its:

AGENT:                       BANK OF AMERICA NW, N.A.

                             By:
                                 Its:

                                                     FAX TRANSMISSION
                                                     ORIGINAL SENT BY U.S. MAIL





Doris A. Brown
Assistant Vice President
Seafirst Agency Services

November 29, 1996


Gordon Gray, V.P.                                William Long, V.P.
Seafirst Bank                                    U.S. National Bank of Oregon
701 Fifth Avenue, Floor 12                       111 SW 5th Avenue, Suite 400
Seattle, WA  98104                               Portland, OR  97208

Randy Todd, S.V.P.                               John White, V.P. & C.F.O.
The Hongkong & Shanghai Banking Corp. Ltd.       United Grocers, Inc.
900 SW Fifth Avenue, Suite 1550                  6433 SE Lake Road
Portland, OR  97204                              Portland, OR  97222-2198

RE:      United Grocers, Inc. (the "Borrower")
         Amended and Restated Credit Agreement dated May 31, 1996

Gentlemen:

This letter, if agreed to by all parties, shall be deemed Amendment Number Four to the above referenced Amended and Restated Credit Agreement.

Pursuant to Section 2.2 Manner of Borrowing of the credit agreement, the Borrower is to deliver to the Agent a Notice of Borrowing no later than 10:00 a.m., Seattle time for same day Prime Rate advances or, in the case of LIBOR advances, no later than 10:00 a.m., Seattle time three days prior to the requested date of borrowing. Notices received after the designated hour will be deemed received on the next succeeding Business Day.

The Borrower has notified the Agent that due to its new lock box service, the earliest it can deliver its Notice of Borrowing to the Agent is 12:00 p.m. Each Lender's operations department have confirmed to the Agent that the later designated hour would not be a problem for meeting wire transfer deadlines.

Your signature below is evidence of your agreement to the above amendment. Please fax (206-358-0971) your signature to me by Thursday, December 5, 1996, and return your original by mail.

Please call me (206-358-0101) if I can be of further assistance.

Sincerely,

Seafirst Bank, as Agent                      AGREED TO

/s/ Dora Brown                                U.S. National Bank of Oregon
                                                      Name of Institution
Dora Brown
A.V.P./Senior Agency Services                By /s/ William A. Long
                                                      Its Vice President
cc:  Brenda Little, Seafirst Agency Services

                            AMENDMENT NUMBER FIVE TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT NUMBER FIVE TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made as of this 26th day of December, 1996 by and among BANK OF AMERICA NW, N.A., successor by name change to Seattle-First National Bank, a national banking association ("Seafirst"), UNITED STATES NATIONAL BANK OF OREGON, a national banking association ("U.S. Bank"), HONGKONG BANK OF CANADA, assignee in interest to the Hongkong and Shanghai Banking Corporation, Limited, an extra national banking institution ("Hongkong Bank") (each individually a "Lender" and collectively the "Lenders"), SEAFIRST, as agent for the Lenders (the "Agent") and UNITED GROCERS, INC., an Oregon corporation (the "Borrower").

                                    RECITALS

         A. The Lenders, the Borrower and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 31, 1996, as amended by that certain Amendment Number One to Amended and Restated Credit Agreement dated as of July 25, 1996, by that certain Amendment Number Two to Amended and Restated Credit Agreement dated as of September 27, 1996 , by that certain Amendment Number Three to Amended and Restated Credit Agreement dated as of October 28, 1996 and by that certain Amendment Number Four to Amended and Restated Credit Agreement dated as of November 29, 1996 (as the same has been or may be amended, modified or extended from time to time the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

         B. Subject to the terms and conditions of the Credit Agreement, Seafirst and U.S. Bank have agreed to make Short-term Acquisition Loans to the Borrower during the period beginning on the date of the Credit Agreement and ending on the Short-term Acquisition Line Maturity Date.

         C. The Borrower has requested that the Agent and the Lenders extend the Short-term Acquisition Line Maturity Date until January 31, 1997 and extend the Long-term Acquisition Line Maturity Date until January 31, 1998. The Agent and the Lenders are prepared to extend the Short-term Acquisition Line Maturity Date and extend the Long-term Acquisition Line Maturity Date on the terms and conditions set forth below.

         NOW, THEREFORE, the parties agree as follows:

                                    AGREEMENT

1. Definitions. Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

2. Amendments to Credit Agreement. In Section 1.1 of the Credit Agreement, amendments are made to the definitions, as follows:

2.1 Short-term Acquisition Line Maturity Date. The definition of "Short-term Acquisition Line Maturity Date" is amended and restated to read as follows:

     "Short-term Acquisition Line Maturity Date" means January 31, 1997.

2.2 Long-term Acquisition Line Maturity Date. The definition of "Long-term Acquisition Line Maturity Date" is amended and restated to read as follows:

     "Long-term Acquisition Line Maturity Date" means January 31, 1998.

3. Promissory Notes.

3.1 Short-term Acquisition Notes. All references to the "Short-term Acquisition Line Maturity Date" contained in the Short-term Acquisition Notes shall mean the Short-term Acquisition Line Maturity Date as defined in the Credit Agreement, as hereby amended.

3.2 Long-term Acquisition Notes. All references to the "Long-term Acquisition Line Maturity Date" contained in the Long-term Acquisition Notes shall mean the Long-term Acquisition Line Maturity Date as defined in the Credit Agreement, as hereby amended.

4. Conditions to Effectiveness. Notwithstanding anything contained herein to the contrary, this Amendment shall not become effective until each of the following conditions is fully and simultaneously satisfied on or before December 31, 1996:

4.1 Delivery of Amendment. The Borrower, the Agent and each Lender shall have executed and delivered counterparts of this Amendment to Agent.

4.2 Reimbursement for Expenses. The Borrower shall have reimbursed the Agent for all expenses actually incurred by the Agent in connection with the preparation of the Credit Agreement and the other Loan Documents and shall have paid all other amounts due and owing under the Loan Documents.

4.3 Borrower Corporate Authority. The Agent shall have received such evidence of corporate authority as the Agent shall request.

4.4 Representations True; No Default. The representations of the Borrower as set forth in Article 6 of the Credit Agreement shall be true on and as of the date of this Amendment with the same force and effect as if made on and as of this date. No Event of Default and no event which, with notice or lapse of time or both, would constitute a Event of Default, shall have occurred and be continuing or will occur as a result of the execution of this Amendment.

5. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Agent that each of the representations and warranties set forth in Article 6 of the Credit Agreement is true and correct in each case as if made on and as of the date of this Amendment and the Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

6. No Further Amendment. Except as expressly modified by the terms of this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and the parties hereto expressly reaffirm and ratify their respective obligations thereunder.

7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Washington.

8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

9. Oral Agreements Not Enforceable. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number Five to Amended and Restated Credit Agreement as of the date first above written.

BORROWER:                             UNITED GROCERS, INC.

                                      By:
                                          Its:
LENDERS:                              BANK OF AMERICA NW, N.A.

                                      By:
                                          Its:

                                      UNITED STATES NATIONAL BANK OF OREGON

                                      By:
                                          Its:

                                      HONGKONG BANK OF CANADA

                                      By:
                                          Its:

AGENT:                                BANK OF AMERICA NW, N.A.

                                      By:
                                          Its:

                       WAIVER AND AMENDMENT NUMBER SIX TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS WAIVER AND AMENDMENT NUMBER SIX TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made as of this 31st day of January, 1997 by and among BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION d/b/a SEAFIRST BANK, successor by merger to Bank of America NW, N.A., successor by name change to Seattle-First National Bank, a national banking association ("Seafirst"), UNITED STATES NATIONAL BANK OF OREGON, a national banking association ("U.S. Bank"), HONGKONG BANK OF CANADA, assignee in interest to The Hongkong and Shanghai Banking Corporation, Limited, an extra national banking institution ("Hongkong Bank") (each individually a "Lender" and collectively the "Lenders"), SEAFIRST, as agent for the Lenders (the "Agent") and UNITED GROCERS, INC., an Oregon corporation (the "Borrower").

                                    RECITALS

         A. The Lenders, the Borrower and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 31, 1996, as amended by that certain Amendment Number One to Amended and Restated Credit Agreement dated as of July 25, 1996, by that certain Amendment Number Two to Amended and Restated Credit Agreement dated as of September 27, 1996 , by that certain Amendment Number Three to Amended and Restated Credit Agreement dated as of October 28, 1996, by that certain Amendment Number Four to Amended and Restated Credit Agreement dated as of November 29, 1996 ("Amendment Four") and by that certain Amendment Number Five to Amended and Restated Credit Agreement dated as of December 26, 1996 (as the same has been or may be amended, modified or extended from time to time the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

         B. Subject to the terms and conditions of the Credit Agreement, Seafirst and U.S. Bank have agreed to make Short-term Acquisition Loans to the Borrower during the period beginning on the date of the Credit Agreement and ending on the Short-term Acquisition Line Maturity Date.

         C. The Credit Agreement contains certain financial covenants binding upon the Borrower. It is known that the Borrower was in breach of the fixed charge coverage ratio set forth in the Credit Agreement as of its fiscal year ended September 27, 1996 and based on operating experience it is anticipated that the Borrower's financial statements will disclose that the Borrower will be in breach of such fixed charge coverage ratio as of its fiscal quarter ended December 27, 1996.

         D. The Borrower has requested that the Agent and the Lenders waive their rights to exercise remedies in respect of such defaults and has requested the Lenders to extend the Short-term Acquisition Line Maturity Date until April 30, 1997 and extend the Long-term Acquisition Line Maturity Date until April 30, 1998. The Agent and the Lenders are prepared to grant such waivers and extend the Short-term Acquisition Line Maturity Date and extend the Long-term Acquisition Line Maturity Date on the terms and conditions set forth below.

         NOW, THEREFORE, the parties agree as follows:

                                    AGREEMENT

1. Definitions. Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

2. Waiver of Defaults.

2.1 On or Before September 27, 1996. Subject to the terms and conditions of this Amendment, the Agent and the Lenders hereby waive their respective rights to exercise remedies under the Credit Agreement in respect of a breach occurring on or before September 27, 1996 of the Borrower's obligations under Section 7.13 of the Credit Agreement.

2.2 On or Before December 27, 1996. Subject to the terms and conditions of this Amendment, the Agent and the Lenders hereby waive their respective rights to exercise remedies under the Credit Agreement in respect of a breach occurring on or before December 27, 1996 of the Borrower's obligations under Section 7.13 of the Credit Agreement provided, however, that the waiver provided for in this
Section 2.2 shall not become effective unless Borrower shall have maintained, on a consolidated basis for the four consecutive fiscal quarters ended December 27, 1996, a ratio of Fixed Charge Coverage of at least 1.0 to 1.0.

3. Amendments to Credit Agreement.

3.1 Amendments to Section 1.1. In Section 1.1 of the Credit Agreement, amendments are made to the definitions, as follows:

(a) Interim Rate. The definition of "Interim Rate" is amended and restated to read as follows:

     "Interim Rate" means, a per annum rate of interest equal to the sum of (a) the per annum rate of interest established from time to time by U.S. Bank as its "overnight money market rate" for loans of comparable amounts; and (b) one hundred twenty-five (125) basis points (one and one-quarter percent) changing as such "overnight money market rate" changes from time to time.

(b) Short-term Acquisition Line Maturity Date. The definition of "Short-term Acquisition Line Maturity Date" is amended and restated to read as follows:

     "Short-term Acquisition Line Maturity Date" means April 30, 1997.

(c) Long-term Acquisition Line Maturity Date. The definition of "Long-term Acquisition Line Maturity Date" is amended and restated to read as follows:

     "Long-term Acquisition Line Maturity Date" means April 30, 1998.

3.2 Amendment to Section 2.5. In Section 2.5(a) of the Credit Agreement, the definition of "LIBOR Rate" is amended and restated to read as follows:

     "LIBOR Rate" means, with respect to any LIBOR Loan for any Applicable Interest Period, an interest rate per annum equal to the sum of (a) one hundred twenty-five (125) basis points (one and one-quarter percent) and (b) the product of (i) the Euro-dollar Rate in effect for such Applicable Interest Period and (ii) the Euro-dollar Reserves in effect on the first day of such Applicable Interest Period.

3.3 Amendment to Section 3.3. In Section 3.3 of the Credit Agreement, clause
(b)(i) is hereby deleted and the following substituted in its stead:

     (i) one hundred twenty-five (125) basis points (one and one-quarter percent) and the Applicable Acceptance Rate; and

4.       Promissory Notes.

4.1 Short-term Acquisition Notes. All references to the "Short-term Acquisition Line Maturity Date" contained in the Short-term Acquisition Notes shall mean the Short-term Acquisition Line Maturity Date as defined in the Credit Agreement, as hereby amended.

4.2 Long-term Acquisition Notes. All references to the "Long-term Acquisition Line Maturity Date" contained in the Long-term Acquisition Notes shall mean the Long-term Acquisition Line Maturity Date as defined in the Credit Agreement, as hereby amended.

5. Conditions to Effectiveness. Notwithstanding anything contained herein to the contrary, this Amendment shall not become effective until each of the following conditions is fully and simultaneously satisfied on or before January 31, 1997:

5.1 Delivery of Amendments. The Borrower, the Agent and each Lender shall have executed and delivered counterparts of this Amendment and Amendment Four to Agent.

5.2 Reimbursement for Expenses. The Borrower shall have reimbursed the Agent for all expenses actually incurred by the Agent in connection with the preparation of the Credit Agreement and the other Loan Documents and shall have paid all other amounts due and owing under the Loan Documents.

5.3 Borrower Corporate Authority. The Agent shall have received such evidence of corporate authority as the Agent shall request.

5.4 Representations True; No Default. The representations of the Borrower as set forth in Article 6 of the Credit Agreement shall be true on and as of the date of this Amendment with the same force and effect as if made on and as of this date. No Event of Default and no event which, with notice or lapse of time or both, would constitute a Event of Default, shall have occurred and be continuing or will occur as a result of the execution of this Amendment.

6. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Agent that each of the representations and warranties set forth in Article 6 of the Credit Agreement is true and correct in each case as if made on and as of the date of this Amendment and the Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

7. No Further Amendment. Except as expressly modified by the terms of this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and the parties hereto expressly reaffirm and ratify their respective obligations thereunder.

8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Washington.

9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

10. Oral Agreements Not Enforceable. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

         IN WITNESS WHEREOF, the parties hereto have executed this Waiver and Amendment Number Six to Amended and Restated Credit Agreement as of the date first above written.

BORROWER:               UNITED GROCERS, INC.

                        By:
                            Its:

LENDERS:                BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

                        By:
                            Its:

                        UNITED STATES NATIONAL BANK OF OREGON

                        By:
                            Its:

                        HONGKONG BANK OF CANADA

                        By:
                            Its:

AGENT:                  BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

                        By:
                            Its:

                        By:
                            Its:

                            AMENDMENT NUMBER SEVEN TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT NUMBER SEVEN TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made as of this 28th day of February, 1997 by and among BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION d/b/a SEAFIRST BANK, successor by merger to Bank of America NW, N.A., successor by name change to Seattle-First National Bank, a national banking association ("Seafirst"), UNITED STATES NATIONAL BANK OF OREGON, a national banking association ("U.S. Bank"), HONGKONG BANK OF CANADA, assignee in interest to The Hongkong and Shanghai Banking Corporation, Limited, an extra national banking institution ("Hongkong Bank") (each individually a "Lender" and collectively the "Lenders"), SEAFIRST, as agent for the Lenders (the "Agent") and UNITED GROCERS, INC., an Oregon corporation (the "Borrower").

                                    RECITALS

A. The Lenders, the Borrower and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 31, 1996, as amended by that certain Amendment Number One to Amended and Restated Credit Agreement dated as of July 25, 1996, by that certain Amendment Number Two to Amended and Restated Credit Agreement dated as of September 27, 1996 , by that certain Amendment Number Three to Amended and Restated Credit Agreement dated as of October 28, 1996, by that certain Amendment Number Four to Amended and Restated Credit Agreement dated as of November 29, 1996, by that certain Amendment Number Five to Amended and Restated Credit Agreement dated as of December 26, 1996 and by that certain Waiver and Amendment Number Six to Amended and Restated Credit Agreement dated as of January 31, 1997 (as the same has been or may be amended, modified or extended from time to time the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

B. The Credit Agreement contains certain financial covenants binding upon the Borrower. The Borrower has requested that the Agent and the Lenders modify the required fixed charge coverage ratio set forth in Section 7.13 of the Credit Agreement through its fiscal quarter ending March 25, 1998. The Agent and the Lenders are prepared to modify the fixed charge coverage ratio on the terms and conditions set forth below.

NOW, THEREFORE, the parties agree as follows:

                                    AGREEMENT

1. Definitions. Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

2. Amendment to Credit Agreement. Section 7.13 of the Credit Agreement is hereby deleted and the following substituted in its stead:

     Section 7.13 Fixed Charge Coverage. Borrower shall maintain on a consolidated basis a Fixed Charge Coverage ratio (for the four most recent fiscal quarters) as follows:

     Period                                               Ratio

     December 28, 1996 through
     June 27, 1997                                        at least 1.0 to 1.0

     June 28, 1997 through
     September 26, 1997                                   at least 1.15 to 1.0

     September 27, 1997 through
     December 26, 1997                                    at least 1.2 to 1.0

     December 27, 1997 through
     March 25, 1998                                       at least 1.25 to 1.0

     As used in this Agreement, "Fixed Charge Coverage" means for any period the ratio derived by dividing (a) the sum of net income for such period (before income taxes, patronage dividends, and extraordinary items) plus Fixed Charges by (b) Fixed Charges. As used in this Agreement, "Fixed Charges" means the sum of (a) interest expense on all of Borrower's Indebtedness, (b) the amortization of any discount applied in advancing Funded Debt to Borrower, and (c) gross rental expense net of pass-through rental income from Borrower's members.

3. Conditions to Effectiveness. Notwithstanding anything contained herein to the contrary, this Amendment shall not become effective until each of the following conditions is fully and simultaneously satisfied on or before February 28, 1997:

3.1 Delivery of Amendment. The Borrower, the Agent and each Lender shall have executed and delivered counterparts of this Amendment to Agent.

3.2 Reimbursement for Expenses. The Borrower shall have reimbursed the Agent for all expenses actually incurred by the Agent in connection with the preparation of the Credit Agreement and the other Loan Documents and shall have paid all other amounts due and owing under the Loan Documents.

3.3 Borrower Corporate Authority. The Agent shall have received such evidence of corporate authority as the Agent shall request.

3.4 Representations True; No Default. The representations of the Borrower as set forth in Article 6 of the Credit Agreement shall be true on and as of the date of this Amendment with the same force and effect as if made on and as of this date. No Event of Default and no event which, with notice or lapse of time or both, would constitute a Event of Default, shall have occurred and be continuing or will occur as a result of the execution of this Amendment.

4. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Agent that each of the representations and warranties set forth in Article 6 of the Credit Agreement is true and correct in each case as if made on and as of the date of this Amendment and the Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

5. No Further Amendment. Except as expressly modified by the terms of this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and the parties hereto expressly reaffirm and ratify their respective obligations thereunder.

6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Washington.

7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

8. Oral Agreements Not Enforceable. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number Seven to Amended and Restated Credit Agreement as of the date first above written.

BORROWER:                        UNITED GROCERS, INC.

                                 By:
                                     Its:

LENDERS:                         BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                 ASSOCIATION

                                 By:
                                     Its:

                                 UNITED STATES NATIONAL BANK OF OREGON

                                 By:
                                     Its:

                                 HONGKONG BANK OF CANADA

                                 By:
                                     Its:

AGENT:                           BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                 ASSOCIATION

                                 By:
                                     Its:

                                 By:
                                     Its:

                            AMENDMENT NUMBER EIGHT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT NUMBER EIGHT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made as of this 30th day of April, 1997 by and among BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION d/b/a SEAFIRST BANK, successor by merger to Bank of America NW, N.A., successor by name change to Seattle-First National Bank, a national banking association ("Seafirst"), UNITED STATES NATIONAL BANK OF OREGON, a national banking association ("U.S. Bank"), HONGKONG BANK OF CANADA, assignee in interest to The Hongkong and Shanghai Banking Corporation, Limited, an extra national banking institution ("Hongkong Bank") (each individually a "Lender" and collectively the "Lenders"), SEAFIRST, as agent for the Lenders (the "Agent") and UNITED GROCERS, INC., an Oregon corporation (the "Borrower").

                                    RECITALS

         A. The Lenders, the Borrower and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 31, 1996, as amended by that certain Amendment Number One to Amended and Restated Credit Agreement dated as of July 25, 1996, by that certain Amendment Number Two to Amended and Restated Credit Agreement dated as of September 27, 1996, by that certain Amendment Number Three to Amended and Restated Credit Agreement dated as of October 28, 1996, by that certain Amendment Number Four to Amended and Restated Credit Agreement dated as of November 29, 1996, by that certain Amendment Number Five to Amended and Restated Credit Agreement dated as of December 26, 1996, by that certain Waiver and Amendment Number Six to Amended and Restated Credit Agreement dated as of January 31, 1997 and by that certain Amendment Number Seven to Amended and Restated Credit Agreement dated as of February 28, 1997 (as the same has been or may be amended, modified or extended from time to time the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

         B. Subject to the terms and conditions of the Credit Agreement, Lenders have agreed to make Operating Loans to the Borrower and U.S. Bank has agreed to make Overnight Loans to the Borrower during the period beginning on the date of the Credit Agreement and ending on the Short-term Maturity Date. Lenders have also agreed to make Revolving Loans to the Borrower, as provided therefor in the Credit Agreement, during the period beginning on the date of the Credit Agreement and ending on the Long-term Maturity Date.

         C. Subject to the terms and conditions of the Credit Agreement, Seafirst and U.S. Bank have agreed to make Short-term Acquisition Loans to the Borrower during the period beginning on the date of the Credit Agreement and ending on the Short-term Acquisition Line Maturity Date. Seafirst and U.S. Bank have also agreed to make Long-term Acquisition Loans to the Borrower, as provided therefor in the Credit Agreement, during the period beginning on the date of the Credit Agreement and ending on the Long-term Acquisition Line Maturity Date.

         D. The Borrower has requested that the Agent and the Lenders extend the Short-term Maturity Date and the Short-term Acquisition Line Maturity Date until May 30, 1997, and the Long-term Maturity Date and the Long-term Acquisition Line Maturity Date until May 30, 1998. The Agent and the Lenders are prepared to extend the Maturity Dates on the terms and conditions set forth below.

         NOW, THEREFORE, the parties agree as follows:

                                    AGREEMENT

1. Definitions. Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.1. In Section 1.1 of the Credit Agreement, amendments are made to the definitions, as follows:

     (a) Interim Rate. The definition of "Interim Rate" is amended and restated to read as follows:

     "Interim Rate" means, a per annum rate of interest equal to the sum of (a) the per annum rate of interest established from time to time by U.S. Bank as its "overnight money market rate" for loans of comparable amounts; and
     (b) one hundred fifty (150) basis points (one and one-half percent) changing as such "overnight money market rate" changes from time to time.

     (b) Long-term Acquisition Line Maturity Date. The definition of "Long-term Acquisition Line Maturity Date" is amended and restated to read as follows:

     "Long-term Acquisition Line Maturity Date" means May 30, 1998.

     (c) Long-term Maturity Date. The definition of "Long-term Maturity Date" is amended and restated to read as follows:

     "Long-term Maturity Date" means May 30, 1998.

     (d) Short-term Acquisition Line Maturity Date. The definition of "Short-term Acquisition Line Maturity Date" is amended and restated to read as follows:

     "Short-term Acquisition Line Maturity Date" means May 30, 1997.

     (e) Short-term Maturity Date. The definition of "Short-term Maturity Date" is amended and restated to read as follows:

     "Short-term Maturity Date" means May 30, 1997.

2.2 Amendment to Section 2.5. In Section 2.5(a) of the Credit Agreement, the definition of "LIBOR Rate" is amended and restated to read as follows:

     "LIBOR Rate" means, with respect to any LIBOR Loan for any Applicable Interest Period, an interest rate per annum equal to the sum of (a) one hundred fifty (150) basis points (one and one-half percent) and (b) the product of (i) the Euro-dollar Rate in effect for such Applicable Interest Period and (ii) the Euro-dollar Reserves in effect on the first day of such Applicable Interest Period.

2.3 Amendment to Section 3.3. In Section 3.3 of the Credit Agreement, clause
(b)(i) is hereby deleted and the following substituted in its stead:

     (i) one hundred fifty (150) basis points (one and one-half percent) and the Applicable Acceptance Rate; and

3. Promissory Notes.

3.1 Revolving Notes. All references to the "Long-term Maturity Date" contained in the Revolving Notes shall mean the Long-term Maturity Date as defined in the Credit Agreement, as hereby amended.

3.2 Operating Notes. All references to the "Short-term Maturity Date" contained in the Operating Notes shall mean the Short-term Maturity Date as defined in the Credit Agreement, as hereby amended.

3.3 Long-term Acquisition Notes. All references to the "Long-term Acquisition Line Maturity Date" contained in the Long-term Acquisition Notes shall mean the Long-term Acquisition Line Maturity Date as defined in the Credit Agreement, as hereby amended.

3.4 Short-term Acquisition Notes. All references to the "Short-term Acquisition Line Maturity Date" contained in the Short-term Acquisition Notes shall mean the Short-term Acquisition Line Maturity Date as defined in the Credit Agreement, as hereby amended.

3.5 Overnight Note. All references to the "Short-term Maturity Date" contained in the Overnight Note shall mean the Short-term Maturity Date as defined in the Credit Agreement, as hereby amended.

4. Conditions to Effectiveness. Notwithstanding anything contained herein to the contrary, this Amendment shall not become effective until each of the following conditions is fully and simultaneously satisfied on or before April 30, 1997:

4.1 Delivery of Amendment. The Borrower, the Agent and each Lender shall have executed and delivered counterparts of this Amendment to Agent.

4.2 Extension Fee. The Borrower shall have paid to the Agent for the account of the Lenders, in proportion to the percentage that aggregate of such Lender's Commitments bears to the Total Commitment, an extension fee in an amount equal to one-twelfth of one-eighth percent of the Total Commitment.

4.3 Reimbursement for Expenses. The Borrower shall have reimbursed the Agent for all expenses actually incurred by the Agent in connection with the preparation of the Credit Agreement and the other Loan Documents and shall have paid all other amounts due and owing under the Loan Documents.

4.4 Borrower Corporate Authority. The Agent shall have received such evidence of corporate authority as the Agent shall request.

4.5 Representations True; No Default. The representations of the Borrower as set forth in Article 6 of the Credit Agreement shall be true on and as of the date of this Amendment with the same force and effect as if made on and as of this date. No Event of Default and no event which, with notice or lapse of time or both, would constitute a Event of Default, shall have occurred and be continuing or will occur as a result of the execution of this Amendment.

5. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Agent that each of the representations and warranties set forth in Article 6 of the Credit Agreement is true and correct in each case as if made on and as of the date of this Amendment and the Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

6. No Further Amendment. Except as expressly modified by the terms of this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and the parties hereto expressly reaffirm and ratify their respective obligations thereunder.

7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Washington.

8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

9. Oral Agreements Not Enforceable. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number Eight to Amended and Restated Credit Agreement as of the date first above written.

BORROWER:                             UNITED GROCERS, INC.

                                      By:
                                          Its:

LENDERS:                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                      ASSOCIATION

                                      By:
                                          Its:

                                      UNITED STATES NATIONAL BANK OF OREGON

                                      By:
                                          Its:

                                      HONGKONG BANK OF CANADA

                                      By:
                                          Its:

AGENT:                                BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                      ASSOCIATION

                                      By:
                                          Its:

                            AMENDMENT NUMBER NINE TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT NUMBER NINE TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made as of this 30th day of May, 1997 by and among BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION d/b/a SEAFIRST BANK, successor by merger to Bank of America NW, N.A., successor by name change to Seattle-First National Bank, a national banking association ("Seafirst"), UNITED STATES NATIONAL BANK OF OREGON, a national banking association ("U.S. Bank"), HONGKONG BANK OF CANADA, assignee in interest to The Hongkong and Shanghai Banking Corporation, Limited, an extra national banking institution ("Hongkong Bank") (each individually a "Lender" and collectively the "Lenders"), SEAFIRST, as agent for the Lenders (the "Agent") and UNITED GROCERS, INC., an Oregon corporation (the "Borrower").

                                    RECITALS

         A. The Lenders, the Borrower and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 31, 1996, as amended by that certain Amendment Number One to Amended and Restated Credit Agreement dated as of July 25, 1996, by that certain Amendment Number Two to Amended and Restated Credit Agreement dated as of September 27, 1996, by that certain Amendment Number Three to Amended and Restated Credit Agreement dated as of October 28, 1996, by that certain Amendment Number Four to Amended and Restated Credit Agreement dated as of November 29, 1996, by that certain Amendment Number Five to Amended and Restated Credit Agreement dated as of December 26, 1996, by that certain Waiver and Amendment Number Six to Amended and Restated Credit Agreement dated as of January 31, 1997, by that certain Amendment Number Seven to Amended and Restated Credit Agreement dated as of February 28, 1997 and by that certain Amendment Number Eight to Amended and Restated Credit Agreement dated as of April 30, 1997 (as the same has been or may be amended, modified or extended from time to time the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

         B. Subject to the terms and conditions of the Credit Agreement, Lenders have agreed to make Operating Loans to the Borrower and U.S. Bank has agreed to make Overnight Loans to the Borrower during the period beginning on the date of the Credit Agreement and ending on the Short-term Maturity Date. Lenders have also agreed to make Revolving Loans to the Borrower, as provided therefor in the Credit Agreement, during the period beginning on the date of the Credit Agreement and ending on the Long-term Maturity Date.

         C. Subject to the terms and conditions of the Credit Agreement, Seafirst and U.S. Bank have agreed to make Short-term Acquisition Loans to the Borrower during the period beginning on the date of the Credit Agreement and ending on the Short-term Acquisition Line Maturity Date. Seafirst and U.S. Bank have also agreed to make Long-term Acquisition Loans to the Borrower, as provided therefor in the Credit Agreement, during the period beginning on the date of the Credit Agreement and ending on the Long-term Acquisition Line Maturity Date.

         D. The Borrower has requested that the Agent and the Lenders extend the Short-term Acquisition Line Maturity Date and the Short Term Maturity Date until June 30, 1997 and extend the Long-term Acquisition Line Maturity Date and the Long Term Maturity Date until June 30, 1998. The Agent and the Lenders are prepared to extend the Short-term Acquisition Line Maturity Date and extend the Long-term Acquisition Line Maturity Date on the terms and conditions set forth below.

         NOW, THEREFORE, the parties agree as follows:

                                    AGREEMENT

1. Definitions. Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

2. Amendments to Credit Agreement. In Section 1.1 of the Credit Agreement, amendments are made to the definitions, as follows:

2.1 Long-term Acquisition Line Maturity Date. The definition of "Long-term Acquisition Line Maturity Date" is amended and restated to read as follows:

     "Long-term Acquisition Line Maturity Date" means June 30, 1998.

2.2 Long-term Maturity Date. The definition of "Long-term Maturity Date" is amended and restated to read as - follows:

     "Long term Maturity Date" means June 30, 1998.

2.3 Short-term Acquisition Line Maturity Date. The definition of "Short-term Acquisition Line Maturity Date" is amended and restated to read as follows:

     "Short-term Acquisition Line Maturity Date" means June 30, 1997.

2.4 Short-term Maturity Date. The definition of "Short-term Maturity Date" is amended and restated to read as follows:

     "Short-term Maturity Date" means June 30, 1997.

3. Promissory Notes.

3.1 Revolving Notes. All references to the "Long-term Maturity Date" contained in the Revolving Notes shall mean the Long-term Maturity Date as defined in the Credit Agreement, as hereby amended.

3.2 Operating Notes. All references to the "Short-term Maturity Date" contained in the Operating Notes shall mean the Short-term Maturity Date as defined in the Credit Agreement, as hereby amended.

3.3 Short-term Acquisition Notes. All references to the "Short-term Acquisition Line Maturity Date" contained in the Short-term Acquisition Notes shall mean the Short-term Acquisition Line Maturity Date as defined in the Credit Agreement, as hereby amended.

3.4 Long-term Acquisition Notes. All references to the "Long-term Acquisition Line Maturity Date" contained in the Long-term Acquisition Notes shall mean the Long-term Acquisition Line Maturity Date as defined in the Credit Agreement, as hereby amended.

3.5 Overnight Note. All references to the "Short-term Maturity Date" contained in the Overnight Note shall mean the Short-term Maturity Date as defined in the Credit Agreement, as hereby amended.

4. Conditions to Effectiveness. Notwithstanding anything contained herein to the contrary, this Amendment shall not become effective until each of the following conditions is fully and simultaneously satisfied on or before May 30, 1997:

4.1 Delivery of Amendment. The Borrower, the Agent and each Lender shall have executed and delivered counterparts of this Amendment to Agent.

4.2 Reimbursement for Expenses. The Borrower shall have reimbursed the Agent for all expenses actually incurred by the Agent in connection with the preparation of the Credit Agreement and the other Loan Documents and shall have paid all other amounts due and owing under the Loan Documents.

4.3 Borrower Corporate Authority. The Agent shall have received such evidence of corporate authority as the Agent shall request.

4.4 Representations True; No Default. The representations of the Borrower as set forth in Article 6 of the Credit Agreement shall be true on and as of the date of this Amendment with the same force and effect as if made on and as of this date. No Event of Default and no event which, with notice or lapse of time or both, would constitute a Event of Default, shall have occurred and be continuing or will occur as a result of the execution of this Amendment.

5. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Agent that each of the representations and warranties set forth in Article 6 of the Credit Agreement is true and correct in each case as if made on and as of the date of this Amendment and the Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

6. No Further Amendment. Except as expressly modified by the terms of this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and the parties hereto expressly reaffirm and ratify their respective obligations thereunder.

7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Washington.

8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

9. Oral Agreements Not Enforceable. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number Nine to Amended and Restated Credit Agreement as of the date first above written.

BORROWER:                        UNITED GROCERS, INC.

                                 By:
                                     Its:

LENDERS:                         BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                 ASSOCIATION

                                 By:
                                     Its:

                                 UNITED STATES NATIONAL BANK OF OREGON

                                 By:
                                     Its:

                                 HONGKONG BANK OF CANADA

                                 By:
                                     Its:

AGENT:                           BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                 ASSOCIATION

                                 By:
                                     Its:

                             AMENDMENT NUMBER TEN TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT NUMBER TEN TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made as of this 30th day of June, 1997 by and among BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION d/b/a SEAFIRST BANK, successor by merger to Bank of America NW, N.A., successor by name change to Seattle-First National Bank, a national banking association ("Seafirst"), UNITED STATES NATIONAL BANK OF OREGON, a national banking association ("U.S. Bank"), HONGKONG BANK OF CANADA, assignee in interest to The Hongkong and Shanghai Banking Corporation, Limited, an extra national banking institution ("Hongkong Bank") (each individually a "Lender" and collectively the "Lenders"), SEAFIRST, as agent for the Lenders (the "Agent") and UNITED GROCERS, INC., an Oregon corporation (the "Borrower").

                                    RECITALS

         A. The Lenders, the Borrower and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 31, 1996, as amended by that certain Amendment Number One to Amended and Restated Credit Agreement dated as of July 25, 1996, by that certain Amendment Number Two to Amended and Restated Credit Agreement dated as of September 27, 1996, by that certain Amendment Number Three to Amended and Restated Credit Agreement dated as of October 28, 1996, by that certain Amendment Number Four to Amended and Restated Credit Agreement dated as of November 29, 1996, by that certain Amendment Number Five to Amended and Restated Credit Agreement dated as of December 26, 1996, by that certain Waiver and Amendment Number Six to Amended and Restated Credit Agreement dated as of January 31, 1997, by that certain Amendment Number Seven to Amended and Restated Credit Agreement dated as of February 28, 1997, by that certain Amendment Number Eight to Amended and Restated Credit Agreement dated as of April 30, 1997 and by that certain Amendment Number Nine to Amended and Restated Credit Agreement dated as of May 30, 1997 (as the same has been or may be amended, modified or extended from time to time the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

         B. Subject to the terms and conditions of the Credit Agreement, Lenders have agreed to make Operating Loans to the Borrower and U.S. Bank has agreed to make Overnight Loans to the Borrower during the period beginning on the date of the Credit Agreement and ending on the Short-term Maturity Date. Lenders have also agreed to make Revolving Loans to the Borrower, as provided therefor in the Credit Agreement, during the period beginning on the date of the Credit Agreement and ending on the Long-term Maturity Date.

         C. Subject to the terms and conditions of the Credit Agreement, Seafirst and U.S. Bank have agreed to make Short-term Acquisition Loans to the Borrower during the period beginning on the date of the Credit Agreement and ending on the Short-term Acquisition Line Maturity Date. Seafirst and U.S. Bank have also agreed to make Long-term Acquisition Loans to the Borrower, as provided therefor in the Credit Agreement, during the period beginning on the date of the Credit Agreement and ending on the Long-term Acquisition Line Maturity Date.

         D. The Borrower has requested that the Agent and the Lenders extend the Short-term Acquisition Line Maturity Date and the Short Term Maturity Date until July 29, 1997 and extend the Long-term Acquisition Line Maturity Date and the Long Term Maturity Date until July 29, 1998. The Agent and the Lenders are prepared to extend the Short-term Acquisition Line Maturity Date and extend the Long-term Acquisition Line Maturity Date on the terms and conditions set forth below.

         NOW, THEREFORE, the parties agree as follows:

                                    AGREEMENT

1. Definitions. Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

2. Amendments to Credit Agreement. In Section 1.1 of the Credit Agreement, amendments are made to the definitions, as follows:

2.1 Long-term Acquisition Line Maturity Date. The definition of "Long-term Acquisition Line Maturity Date" is amended and restated to read as follows:

     "Long-term Acquisition Line Maturity Date" means July 29, 1998.

2.2 Long-term Maturity Date. The definition of "Long-term Maturity Date" is amended and restated to read as follows:

     "Long-term Maturity Date" means July 29, 1998.

2.3 Short-term Acquisition Line Maturity Date. The definition of "Short-term Acquisition Line Maturity Date" is amended and restated to read as follows:

     "Short-term Acquisition Line Maturity Date" means July 29, 1997.

2.4 Short-term Maturity Date. The definition of "Short-term Maturity Date" is amended and restated to read as follows:

     "Short-term Maturity Date" means July 29, 1997.

3. Promissory Notes.

3.1 Revolving Notes. All references to the "Long-term Maturity Date" contained in the Revolving Notes shall mean the Long-term Maturity Date as defined in the Credit Agreement, as hereby amended.

3.2 Operating Notes. All references to the "Short-term Maturity Date" contained in the Operating Notes shall mean the Short-term Maturity Date as defined in the Credit Agreement, as hereby amended.

3.3 Short-term Acquisition Notes. All references to the "Short-term Acquisition Line Maturity Date" contained in the Short-term Acquisition Notes shall mean the Short-term Acquisition Line Maturity Date as defined in the Credit Agreement, as hereby amended.

3.4 Long-term Acquisition Notes. All references to the "Long-term Acquisition Line Maturity Date" contained in the Long-term Acquisition Notes shall mean the Long-term Acquisition Line Maturity Date as defined in the Credit Agreement, as hereby amended.

3.5 Overnight Note. All references to the "Short-term Maturity Date" contained in the Overnight Note shall mean the Short-term Maturity Date as defined in the Credit Agreement, as hereby amended.

4. Conditions to Effectiveness. Notwithstanding anything contained herein to the contrary, this Amendment shall not become effective until each of the following conditions is fully and simultaneously satisfied on or before June 30, 1997:

4.1 Delivery of Amendment. The Borrower, the Agent and each Lender shall have executed and delivered counterparts of this Amendment to Agent.

4.2 Reimbursement for Expenses. The Borrower shall have reimbursed the Agent for all expenses actually incurred by the Agent in connection with the preparation of the Credit Agreement and the other Loan Documents and shall have paid all other amounts due and owing under the Loan Documents.

4.3 Borrower Corporate Authority. The Agent shall have received such evidence of corporate authority as the Agent shall request.

4.4 Representations True; No Default. The representations of the Borrower as set forth in Article 6 of the Credit Agreement shall be true on and as of the date of this Amendment with the same force and effect as if made on and as of this date. No Event of Default and no event which, with notice or lapse of time or both, would constitute a Event of Default, shall have occurred and be continuing or will occur as a result of the execution of this Amendment.

5. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Agent that each of the representations and warranties set forth in Article 6 of the Credit Agreement is true and correct in each case as if made on and as of the date of this Amendment and the Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

6. No Further Amendment. Except as expressly modified by the terms of this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and the parties hereto expressly reaffirm and ratify their respective obligations thereunder.

7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Washington.

8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

9. Oral Agreements Not Enforceable. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number Ten to Amended and Restated Credit Agreement as of the date first above written.

BORROWER:                          UNITED GROCERS, INC.

                                   By:
                                       Its:

LENDERS:                           BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                   ASSOCIATION

                                   By:
                                       Its:

                                   UNITED STATES NATIONAL BANK OF OREGON

                                   By:
                                       Its:

                                   HONGKONG BANK OF CANADA

                                   By:
                                       Its:

AGENT:                             BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                   ASSOCIATION

                                   By:
                                       Its:

                           AMENDMENT NUMBER ELEVEN TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT NUMBER ELEVEN TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made as of this 29th day of July, 1997 by and among BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION d/b/a SEAFIRST BANK, successor by merger to Bank of America NW, N.A., successor by name change to Seattle-First National Bank, a national banking association ("Seafirst"), UNITED STATES NATIONAL BANK OF OREGON, a national banking association ("U.S. Bank"), HONGKONG BANK OF CANADA, assignee in interest to The Hongkong and Shanghai Banking Corporation, Limited, an extra national banking institution ("Hongkong Bank") (each individually a "Lender" and collectively the "Lenders"), SEAFIRST, as agent for the Lenders (the "Agent") and UNITED GROCERS, INC., an Oregon corporation (the "Borrower").

                                    RECITALS

         A. The Lenders, the Borrower and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 31, 1996, as amended by that certain Amendment Number One to Amended and Restated Credit Agreement dated as of July 25, 1996, by that certain Amendment Number Two to Amended and Restated Credit Agreement dated as of September 27, 1996, by that certain Amendment Number Three to Amended and Restated Credit Agreement dated as of October 28, 1996, by that certain Amendment Number Four to Amended and Restated Credit Agreement dated as of November 29, 1996, by that certain Amendment Number Five to Amended and Restated Credit Agreement dated as of December 26, 1996, by that certain Waiver and Amendment Number Six to Amended and Restated Credit Agreement dated as of January 31, 1997, by that certain Amendment Number Seven to Amended and Restated Credit Agreement dated as of February 28, 1997, by that certain Amendment Number Eight to Amended and Restated Credit Agreement dated as of April 30, 1997, by that certain Amendment Number Nine to Amended and Restated Credit Agreement dated as of May 30, 1997 and by that certain Amendment Number Ten to Amended and Restated Credit Agreement dated as of June 30, 1997 (as the same has been or may be amended, modified or extended from time to time the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

         B. Subject to the terms and conditions of the Credit Agreement, Lenders have agreed to make Operating Loans to the Borrower and U.S. Bank has agreed to make Overnight Loans to the Borrower during the period beginning on the date of the Credit Agreement and ending on the Short-term Maturity Date. Lenders have also agreed to make Revolving Loans to the Borrower, as provided therefor in the Credit Agreement, during the period beginning on the date of the Credit Agreement and ending on the Long-term Maturity Date.

         C. Subject to the terms and conditions of the Credit Agreement, Seafirst and U.S. Bank have agreed to make Short-term Acquisition Loans to the Borrower during the period beginning on the date of the Credit Agreement and ending on the Short-term Acquisition Line Maturity Date. Seafirst and U.S. Bank have also agreed to make Long-term Acquisition Loans to the Borrower, as provided therefor in the Credit Agreement, during the period beginning on the date of the Credit Agreement and ending on the Long-term Acquisition Line Maturity Date.

         D. The Borrower has requested that the Agent and the Lenders extend the Short-term Acquisition Line Maturity Date and the Short Term Maturity Date until August 15, 1997 and extend the Long-term Acquisition Line Maturity Date and the Long Term Maturity Date until August 15, 1998. The Agent and the Lenders are prepared to extend the Short-term Acquisition Line Maturity Date and extend the Long-term Acquisition Line Maturity Date on the terms and conditions set forth below.

         NOW, THEREFORE, the parties agree as follows:

                                    AGREEMENT

1. Definitions. Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

2. Amendments to Credit Agreement. The Credit Agreement is amended as follows:

2.1 Amendment to Section 1.1. In Section 1.1, amendments are made to the definitions, as follows:

(a) Long-term Acquisition Line Maturity Date. The definition of "Long-term Acquisition Line Maturity Date" is amended and restated to read as follows:

     "Long-term Acquisition Line Maturity Date" means August 15, 1998.

(b) Long-term Maturity Date. The definition of "Long-term Maturity Date" is amended and restated to read as follows:

     "Long-term Maturity Date" means August 15, 1998.

(c) Short-term Acquisition Line Maturity Date. The definition of "Short-term Acquisition Line Maturity Date" is amended and restated to read as follows:

     "Short-term Acquisition Line Maturity Date" means August 15, 1997.

(d) Short-term Maturity Date. The definition of "Short-term Maturity Date" is amended and restated to read as follows:

     "Short-term Maturity Date" means August 15, 1997.

2.2 Amendment to Section 2.5. In Section 2.5, the second proviso in definition of "Applicable Interest Period" is amended and restated to read as follows:

     provided further, that no Applicable Interest Period may be selected for any LIBOR Loan if it extends beyond August 29, 1997.

3. Promissory Notes.

3.1 Revolving Notes. All references to the "Long-term Maturity Date" contained in the Revolving Notes shall mean the Long-term Maturity Date as defined in the Credit Agreement, as hereby amended.

3.2 Operating Notes. All references to the "Short-term Maturity Date" contained in the Operating Notes shall mean the Short-term Maturity Date as defined in the Credit Agreement, as hereby amended.

3.3 Short-term Acquisition Notes. All references to the "Short-term Acquisition Line Maturity Date" contained in the Short-term Acquisition Notes shall mean the Short-term Acquisition Line Maturity Date as defined in the Credit Agreement, as hereby amended.

3.4 Long-term Acquisition Notes. All references to the "Long-term Acquisition Line Maturity Date" contained in the Long-term Acquisition Notes shall mean the Long-term Acquisition Line Maturity Date as defined in the Credit Agreement, as hereby amended.

3.5 Overnight Note. All references to the "Short-term Maturity Date" contained in the Overnight Note shall mean the Short-term Maturity Date as defined in the Credit Agreement, as hereby amended.

4. Conditions to Effectiveness. Notwithstanding anything contained herein to the contrary, this Amendment shall not become effective until each of the following conditions is fully and simultaneously satisfied on or before July 29, 1997:

4.1 Delivery of Amendment. The Borrower, the Agent and each Lender shall have executed and delivered counterparts of this Amendment to Agent.

4.2 Reimbursement for Expenses. The Borrower shall have reimbursed the Agent for all expenses actually incurred by the Agent in connection with the preparation of the Credit Agreement and the other Loan Documents and shall have paid all other amounts due and owing under the Loan Documents.

4.3 Borrower Corporate Authority. The Agent shall have received such evidence of corporate authority as the Agent shall request.

4.4 Representations True; No Default. The representations of the Borrower as set forth in Article 6 of the Credit Agreement shall be true on and as of the date of this Amendment with the same force and effect as if made on and as of this date. No Event of Default and no event which, with notice or lapse of time or both, would constitute a Event of Default, shall have occurred and be continuing or will occur as a result of the execution of this Amendment.

5. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Agent that each of the representations and warranties set forth in Article 6 of the Credit Agreement is true and correct in each case as if made on and as of the date of this Amendment and the Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

6. No Further Amendment. Except as expressly modified by the terms of this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and the parties hereto expressly reaffirm and ratify their respective obligations thereunder.

7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Washington.

8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

9. Oral Agreements Not Enforceable. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number Eleven to Amended and Restated Credit Agreement as of the date first above written.

BORROWER:                           UNITED GROCERS, INC.

                                    By:
                                        Its:

LENDERS:                            BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                    ASSOCIATION

                                    By:
                                        Its:

                                    UNITED STATES NATIONAL BANK OF OREGON

                                    By:
                                        Its:

                                    HONGKONG BANK OF CANADA

                                    By:
                                        Its:

AGENT:                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                    ASSOCIATION

                                    By:
                                        Its:

                      WAIVER AND AMENDMENT NUMBER TWELVE TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS WAIVER AND AMENDMENT NUMBER TWELVE TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made as of this 15th day of August, 1997 by and among BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION d/b/a SEAFIRST BANK, successor by merger to Bank of America NW, N.A., successor by name change to Seattle-First National Bank, a national banking association ("Seafirst"), U.S. BANK NATIONAL ASSOCIATION, successor by merger to United States National Bank of Oregon, a national banking association ("U.S. Bank"), HONGKONG BANK OF CANADA, assignee in interest to The Hongkong and Shanghai Banking Corporation, Limited, an extra national banking institution ("Hongkong Bank") (each individually a "Lender" and collectively the "Lenders"), SEAFIRST, as agent for the Lenders (the "Agent") and UNITED GROCERS, INC., an Oregon corporation (the "Borrower").

                                    RECITALS

         A. The Lenders, the Borrower and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 31, 1996, as amended by that certain Amendment Number One to Amended and Restated Credit Agreement dated as of July 25, 1996, by that certain Amendment Number Two to Amended and Restated Credit Agreement dated as of September 27, 1996, by that certain Amendment Number Three to Amended and Restated Credit Agreement dated as of October 28, 1996, by that certain Amendment Number Four to Amended and Restated Credit Agreement dated as of November 29, 1996, by that certain Amendment Number Five to Amended and Restated Credit Agreement dated as of December 26, 1996, by that certain Waiver and Amendment Number Six to Amended and Restated Credit Agreement dated as of January 31, 1997, by that certain Amendment Number Seven to Amended and Restated Credit Agreement dated as of February 28, 1997, by that certain Amendment Number Eight to Amended and Restated Credit Agreement dated as of April 30, 1997, by that certain Amendment Number Nine to Amended and Restated Credit Agreement dated as of May 30, 1997, by that certain Amendment Number Ten to Amended and Restated Credit Agreement dated as of June 30, 1997 and by that certain Amendment Number Eleven to Amended and Restated Credit Agreement dated as of July 29, 1997 (as the same has been or may be amended, modified or extended from time to time the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

         B. Subject to the terms and conditions of the Credit Agreement, Lenders have agreed to make Operating Loans to the Borrower and U.S. Bank has agreed to make Overnight Loans to the Borrower during the period beginning on the date of the Credit Agreement and ending on the Short-term Maturity Date. Lenders have also agreed to make Revolving Loans to the Borrower, as provided therefor in the Credit Agreement, during the period beginning on the date of the Credit Agreement and ending on the Long-term Maturity Date.

         C. Subject to the terms and conditions of the Credit Agreement, Seafirst and U.S. Bank have agreed to make Short-term Acquisition Loans to the Borrower during the period beginning on the date of the Credit Agreement and ending on the Short-term Acquisition Line Maturity Date. Seafirst and U.S. Bank have also agreed to make Long-term Acquisition Loans to the Borrower, as provided therefor in the Credit Agreement, during the period beginning on the date of the Credit Agreement and ending on the Long-term Acquisition Line Maturity Date.

         D. The Credit Agreement contains certain financial covenants binding upon the Borrower. Based on the Borrower's operating experience it is anticipated that the Borrower's financial statements will disclose that the Borrower was in breach of the working capital and the minimum capital plus subordinated debt covenants set forth in the Credit as of its fiscal quarter ended June 27, 1997.

         E. The Borrower has requested that the Agent and the Lenders waive their rights to exercise remedies in respect of such defaults and has requested the Lenders extend the Short-term Acquisition Line Maturity Date and the Short Term Maturity Date until August 29, 1997 and extend the Long-term Acquisition Line Maturity Date and the Long Term Maturity Date until August 29, 1998. The Agent and the Lenders are prepared to grant such waivers and to extend the Short-term Acquisition Line Maturity Date and extend the Long-term Acquisition Line Maturity Date on the terms and conditions set forth below.

         NOW, THEREFORE, the parties agree as follows:

                                    AGREEMENT

1. Definitions. Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

2. Waiver of Defaults. Subject to the terms and conditions of this Amendment, the Agent and the Lenders hereby waive their respective rights to exercise remedies under the Credit Agreement in respect of a breach occurring on or before August 29, 1997 of the Borrower's obligations under Section 7.12 and 7.14 of the Credit Agreement.

3. Amendments to Credit Agreement. The Credit Agreement is amended as follows:

3.1 Amendment to Section 1.1. In Section 1.1, amendments are made to the definitions, as follows:

(a) Long-term Acquisition Line Maturity Date. The definition of "Long-term Acquisition Line Maturity Date" is amended and restated to read as follows:

     "Long-term Acquisition Line Maturity Date" means August 29, 1998.

(b) Long-term Maturity Date. The definition of "Long-term Maturity Date" is amended and restated to read as follows:

     "Long-term Maturity Date" means August 29, 1998.

(c) Short-term Acquisition Line Maturity Date. The definition of "Short-term Acquisition Line Maturity Date" is amended and restated to read as follows:

     "Short-term Acquisition Line Maturity Date" means August 29, 1997.

(d) Short-term Maturity Date. The definition of "Short-term Maturity Date" is amended and restated to read as follows:

     "Short-term Maturity Date" means August 29, 1997.

3.2 Amendment to Section 2.5. In Section 2.5, the second proviso in definition of "Applicable Interest Period" is amended and restated to read as follows:

     provided further, that no Applicable Interest Period may be selected for any LIBOR Loan if it extends beyond September 15, 1997.

4. Promissory Notes.

4.1 Revolving Notes. All references to the "Long-term Maturity Date" contained in the Revolving Notes shall mean the Long-term Maturity Date as defined in the Credit Agreement, as hereby amended.

4.2 Operating Notes. All references to the "Short-term Maturity Date" contained in the Operating Notes shall mean the Short-term Maturity Date as defined in the Credit Agreement, as hereby amended.

4.3 Short-term Acquisition Notes. All references to the "Short-term Acquisition Line Maturity Date" contained in the Short-term Acquisition Notes shall mean the Short-term Acquisition Line Maturity Date as defined in the Credit Agreement, as hereby amended.

4.4 Long-term Acquisition Notes. All references to the "Long-term Acquisition Line Maturity Date" contained in the Long-term Acquisition Notes shall mean the Long-term Acquisition Line Maturity Date as defined in the Credit Agreement, as hereby amended.

4.5 Overnight Note. All references to the "Short-term Maturity Date" contained in the Overnight Note shall mean the Short-term Maturity Date as defined in the Credit Agreement, as hereby amended.

5. Conditions to Effectiveness. Notwithstanding anything contained herein to the contrary, this Amendment shall not become effective until each of the following conditions is fully and simultaneously satisfied on or before August 15, 1997:

5.1 Delivery of Amendment. The Borrower, the Agent and each Lender shall have executed and delivered counterparts of this Amendment to Agent.

5.2 Reimbursement for Expenses. The Borrower shall have reimbursed the Agent for all expenses actually incurred by the Agent in connection with the preparation of the Credit Agreement and the other Loan Documents and shall have paid all other amounts due and owing under the Loan Documents.

5.3 Borrower Corporate Authority. The Agent shall have received such evidence of corporate authority as the Agent shall request.

5.4 Representations True. The representations of the Borrower as set forth in
Article 6 of the Credit Agreement shall be true on and as of the date of this Amendment with the same force and effect as if made on and as of this date.

6. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Agent that each of the representations and warranties set forth in Article 6 of the Credit Agreement is true and correct in each case as if made on and as of the date of this Amendment and the Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

7. No Further Amendment. Except as expressly modified by the terms of this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and the parties hereto expressly reaffirm and ratify their respective obligations thereunder.

8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Washington.

9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

10. Oral Agreements Not Enforceable. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

         IN WITNESS WHEREOF, the parties hereto have executed this Waiver and Amendment Number Twelve to Amended and Restated Credit Agreement as of the date first above written.

BORROWER:                  UNITED GROCERS, INC.

                           By:
                               Its:

LENDERS:                   BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                           ASSOCIATION

                           By:
                               Its:

                           U.S. BANK NATIONAL ASSOCIATION, successor by merger to United States National Bank of Oregon

                           By:
                               Its:

                           HONGKONG BANK OF CANADA

                           By:
                               Its:

AGENT:                     BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                           ASSOCIATION

                           By:
                               Its:

                     WAIVER AND AMENDMENT NUMBER THIRTEEN TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS WAIVER AND AMENDMENT NUMBER THIRTEEN TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made as of this 29th day of August, 1997 by and among BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION d/b/a SEAFIRST BANK, successor by merger to Bank of America NW, N.A., successor by name change to Seattle-First National Bank, a national banking association ("Seafirst"), U.S. BANK NATIONAL ASSOCIATION, successor by merger to United States National Bank of Oregon, a national banking association ("U.S. Bank"), HONGKONG BANK OF CANADA, assignee in interest to The Hongkong and Shanghai Banking Corporation, Limited, an extra national banking institution ("Hongkong Bank") (each individually a "Lender" and collectively the "Lenders"), SEAFIRST, as agent for the Lenders (the "Agent") and UNITED GROCERS, INC., an Oregon corporation (the "Borrower").

                                    RECITALS

         A. The Lenders, the Borrower and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 31, 1996, as amended by that certain Amendment Number One to Amended and Restated Credit Agreement dated as of July 25, 1996, by that certain Amendment Number Two to Amended and Restated Credit Agreement dated as of September 27, 1996, by that certain Amendment Number Three to Amended and Restated Credit Agreement dated as of October 28, 1996, by that certain Amendment Number Four to Amended and Restated Credit Agreement dated as of November 29, 1996, by that certain Amendment Number Five to Amended and Restated Credit Agreement dated as of December 26, 1996, by that certain Waiver and Amendment Number Six to Amended and Restated Credit Agreement dated as of January 31, 1997, by that certain Amendment Number Seven to Amended and Restated Credit Agreement dated as of February 28, 1997, by that certain Amendment Number Eight to Amended and Restated Credit Agreement dated as of April 30, 1997, by that certain Amendment Number Nine to Amended and Restated Credit Agreement dated as of May 30, 1997, by that certain Amendment Number Ten to Amended and Restated Credit Agreement dated as of June 30, 1997, by that certain Amendment Number Eleven to Amended and Restated Credit Agreement dated as of July 29, 1997 and by that certain Amendment Number Twelve to Amended and Restated Credit Agreement dated as of August 15, 1997 (as the same has been or may be amended, modified or extended from time to time the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

         B. Subject to the terms and conditions of the Credit Agreement, Lenders have agreed to make Operating Loans to the Borrower and U.S. Bank has agreed to make Overnight Loans to the Borrower during the period beginning on the date of the Credit Agreement and ending on the Short-term Maturity Date. Lenders have also agreed to make Revolving Loans to the Borrower, as provided therefor in the Credit Agreement, during the period beginning on the date of the Credit Agreement and ending on the Long-term Maturity Date.

         C. Subject to the terms and conditions of the Credit Agreement, Seafirst and U.S. Bank have agreed to make Short-term Acquisition Loans to the Borrower during the period beginning on the date of the Credit Agreement and ending on the Short-term Acquisition Line Maturity Date. Seafirst and U.S. Bank have also agreed to make Long-term Acquisition Loans to the Borrower, as provided therefor in the Credit Agreement, during the period beginning on the date of the Credit Agreement and ending on the Long-term Acquisition Line Maturity Date.

         D. The Credit Agreement contains certain financial covenants binding upon the Borrower. Based on the Borrower's operating experience it is anticipated that the Borrower's financial statements will disclose that the Borrower was in breach of the working capital and the minimum capital plus subordinated debt covenants set forth in the Credit as of its fiscal quarter ended June 27, 1997.

         E. The Borrower has requested that the Agent and the Lenders waive their rights to exercise remedies in respect of such defaults and has requested the Lenders extend the Short-term Acquisition Line Maturity Date and the Short Term Maturity Date until September 12, 1997 and extend the Long-term Acquisition Line Maturity Date and the Long Term Maturity Date until September 12, 1998. The Agent and the Lenders are prepared to grant such waivers and to extend the Short-term Acquisition Line Maturity Date and extend the Long-term Acquisition Line Maturity Date on the terms and conditions set forth below.

         NOW, THEREFORE, the parties agree as follows:

                                    AGREEMENT

1. Definitions. Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

2. Waiver of Defaults. Subject to the terms and conditions of this Amendment, the Agent and the Lenders hereby waive their respective rights to exercise remedies under the Credit Agreement in respect of a breach occurring on or before September 12, 1997 of the Borrower's obligations under Section 7.12 and
7.14 of the Credit Agreement.

3. Amendments to Credit Agreement. The Credit Agreement is amended as follows:

3.1 Amendment to Section 1.1. In Section 1.1, amendments are made to the definitions, as follows:

(a) Long-term Acquisition Line Maturity Date. The definition of "Long-term Acquisition Line Maturity Date" is amended and restated to read as follows:

    "Long-term Acquisition Line Maturity Date" means September 12, 1998.

(b) Long-term Maturity Date. The definition of "Long-term Maturity Date" is amended and restated to read as follows:

    "Long-term Maturity Date" means September 12, 1998.

(c) Short-term Acquisition Line Maturity Date. The definition of "Short-term Acquisition Line Maturity Date" is amended and restated to read as follows:

    "Short-term Acquisition Line Maturity Date" means September 12, 1997.

(d) Short-term Maturity Date. The definition of "Short-term Maturity Date" is amended and restated to read as follows:

    "Short-term Maturity Date" means September 12, 1997.

3.2 Amendment to Section 2.5. In Section 2.5, amendments are made to the definitions, as follows:

(a) Applicable Interest Period. The second proviso in definition of "Applicable Interest Period" is amended and restated to read as follows:

    provided further, that no Applicable Interest Period may be selected for any LIBOR Loan if it extends beyond such Loan's
    Maturity Date.

(b) Applicable Interest Rate. The definition of "Applicable Interest Rate" is amended and restated to read as follows:

     "Applicable Interest Rate" means (i) for each Loan other than an Overnight Loan, the Prime Rate; and (ii) for each Overnight Loan, the U.S. Bank Prime Rate.

4. Promissory Notes.

4.1 Revolving Notes. All references to the "Long-term Maturity Date" contained in the Revolving Notes shall mean the Long-term Maturity Date as defined in the Credit Agreement, as hereby amended.

4.2 Operating Notes. All references to the "Short-term Maturity Date" contained in the Operating Notes shall mean the Short-term Maturity Date as defined in the Credit Agreement, as hereby amended.

4.3 Short-term Acquisition Notes. All references to the "Short-term Acquisition Line Maturity Date" contained in the Short-term Acquisition Notes shall mean the Short-term Acquisition Line Maturity Date as defined in the Credit Agreement, as hereby amended.

4.4 Long-term Acquisition Notes. All references to the "Long-term Acquisition Line Maturity Date" contained in the Long-term Acquisition Notes shall mean the Long-term Acquisition Line Maturity Date as defined in the Credit Agreement, as hereby amended.

4.5 Overnight Note. All references to the "Short-term Maturity Date" contained in the Overnight Note shall mean the Short-term Maturity Date as defined in the Credit Agreement, as hereby amended.

5. Conditions to Effectiveness. Notwithstanding anything contained herein to the contrary, this Amendment shall not become effective until each of the following conditions is fully and simultaneously satisfied on or before August 15, 1997:

5.1 Delivery of Amendment. The Borrower, the Agent and each Lender shall have executed and delivered counterparts of this Amendment to Agent.

5.2 Reimbursement for Expenses. The Borrower shall have reimbursed the Agent for all expenses actually incurred by the Agent in connection with the preparation of the Credit Agreement and the other Loan Documents and shall have paid all other amounts due and owing under the Loan Documents.

5.3 Borrower Corporate Authority. The Agent shall have received such evidence of corporate authority as the Agent shall request.

5.4 Representations True. The representations of the Borrower as set forth in
Article 6 of the Credit Agreement shall be true on and as of the date of this Amendment with the same force and effect as if made on and as of this date.

6. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Agent that each of the representations and warranties set forth in Article 6 of the Credit Agreement is true and correct in each case as if made on and as of the date of this Amendment and the Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

7. No Further Amendment. Except as expressly modified by the terms of this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and the parties hereto expressly reaffirm and ratify their respective obligations thereunder.

8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Washington.

9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

10. Oral Agreements Not Enforceable. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

         IN WITNESS WHEREOF, the parties hereto have executed this Waiver and Amendment Number Thirteen to Amended and Restated Credit Agreement as of the date first above written.

BORROWER:                   UNITED GROCERS, INC.

                            By:
                                Its:

LENDERS:                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                            ASSOCIATION

                            By:
                                Its:

                            U.S. BANK NATIONAL ASSOCIATION, successor by merger to United States National Bank of Oregon

                            By:
                                Its:

                            HONGKONG BANK OF CANADA

                            By:
                                Its:

AGENT:                      BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                            ASSOCIATION

                            By:
                                Its: